UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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Grubb & Ellis Company
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November 10, 2008

To the Stockholders of
Grubb & Ellis Company:

You are cordially invited to attend the Annual Meeting of Stockholders of Grubb & Ellis Company to be held on Wednesday, December 3, 2008, at 8:00 a.m. Eastern Standard Time, at The Four Seasons Hotel, 2800 Pennsylvania Ave., N.W., Washington, D.C. 20007.

At the Annual Meeting you will be asked to: (i) elect three (3) Class A directors, each to serve for a three-year term, for which our Board of Directors has nominated Harold H. Greene, Devin I. Murphy and D. Fleet Wallace for election at the Annual Meeting; (ii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2008; (iii) vote upon a proposal to be submitted by a stockholder to adopt a resolution to amend the Amended and Restated Bylaws of the Company to require the Company to hold the Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date; (iv) vote upon a proposal to be submitted by a stockholder to adopt a resolution to amend the Amended and Restated Bylaws of the Company to require stockholder approval for adjournment of a stockholder meeting at which a quorum is present; and (v) grant to the proxy holders the discretion to vote on all matters, other than those proposals that are set forth in the accompanying Proxy Statement by the Company or a stockholder, as may properly come before the Annual Meeting or any adjournment, postponement, or special meeting that may be called in lieu thereof.

The Board of Directors unanimously recommends that you vote FOR items (i), (ii) and (v) listed above. We encourage you to read the accompanying Proxy Statement, including Annex A, which provides information about Grubb & Ellis Company, the election of directors and other proposals to be considered at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to vote via mail, the Internet or by telephone by following the Instructions included with your WHITE proxy card. Returning the WHITE proxy card, or voting via the Internet or telephone, will not deprive you of your right to attend the Annual Meeting and vote your shares in person. If you attend the Annual Meeting and prefer to vote in person, you may do so.

Sincerely,

Gary H. Hunt
Interim Chief Executive Officer

Page

Notice of the Annual Meeting of Stockholders to be Held December 3, 2008	1

Questions and Answers About the Annual Meeting	2

Election of Directors (Proposal No. 1)	6

Corporate Governance	9

Certain Relationships and Related Transactions	38

Security Ownership of Certain Beneficial Owners and Management	44

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal No. 2)	47

Amendment to the Bylaws to Require the Company to Hold the 2008 Annual Meeting on December 3, 2008 and to Prevent the Company from Delaying Such Meeting to a Later Date (Proposal No. 3)	50

Amendment to the Bylaws to Require Stockholder Approval for Adjournment of a Stockholder Meeting at which a Quorum is Present (Proposal No. 4)	50

Date for Submission of Stockholder Proposals for Inclusion in Proxy Statement	51

Code of Conduct and Ethics	51

Other Matters	52

Revocation of Proxies	53

Solicitation of Proxies	53

Annual Report	54

Annex A: Information Concerning Certain Participants	A-1

GRUBB & ELLIS COMPANY
1551 N. Tustin Avenue, Suite 300
Santa Ana, CA 92705
(714) 667-8252

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 3, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Grubb & Ellis Company will be held on Wednesday, December 3, 2008, at 8:00 a.m. Eastern Standard Time, at The Four Seasons Hotel, 2800 Pennsylvania Ave., N.W., Washington, D.C. 20007 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect three (3) Class A directors, each to serve for a term of three (3) years expiring in 2011 and until their successors are elected and qualified, for which our Board of Directors has nominated Harold H. Greene, Devin I. Murphy and D. Fleet Wallace for election at the Annual Meeting;

2. To ratify the appointment by the Board of Directors of Grubb & Ellis Company of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008;

3. To vote upon a proposal to be to submitted by a stockholder to adopt a resolution to amend the Amended and Restated Bylaws of the Company to require the Company to hold the Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date;

4. To vote upon a proposal to be submitted by a stockholder to adopt a resolution to amend the Amended and Restated Bylaws of the Company to require stockholder approval for adjournment of a stockholder meeting at which a quorum is present; and

5. To grant to the proxy holders the discretion to vote on all matters, other than those proposals that are set forth in the accompanying Proxy Statement by the Company or a stockholder, as may properly come before the Annual Meeting or any adjournment, postponement, or special meeting that may be called in lieu thereof.

Stockholders of record at the close of business on November 3, 2008 are entitled to notice of the Annual Meeting, and to vote at the Annual Meeting and at any adjournments of the Annual Meeting.

By Order of the Board of Directors

Gary H. Hunt
Interim Chief Executive Officer

Santa Ana, CA
November 10, 2008

This Proxy Statement and accompanying WHITE proxy card are being mailed beginning on or about November 10, 2008 in connection with the solicitation of proxies by the Board of Directors of Grubb & Ellis Company, a Delaware corporation, for use at the 2008 Annual Meeting of Stockholders, which we may refer to alternatively as the “Annual Meeting” or the “Annual Meeting of Stockholders.” We may refer to ourselves in this Proxy Statement alternatively as “Grubb & Ellis,” the “Company,” “we,” “us” or “our” and we may refer to our Board of Directors as the “Board.”

IT IS IMPORTANT

THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT IN PERSON, YOU ARE URGED TO VOTE YOUR COMMON SHARES VIA MAIL, THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR WHITE PROXY CARD. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1.	Q:	On what will I be voting?
	A:	(i) The election of three (3) Class A directors for a term of three (3) years expiring in 2011 and until their successors are elected and qualified, for which our Board of Directors has nominated Harold H. Greene, Devin I. Murphy and D. Fleet Wallace for election at the Annual Meeting; (ii) the ratification of the appointment by the Board of Directors of Grubb & Ellis Company (the “Board” or “Board of Directors”) of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; (iii) to adopt a proposal to be submitted by a stockholder to amend the Amended and Restated Bylaws of the Company (as amended, the “Bylaws”) to require the Company to hold the Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date; (iv) to adopt a proposal to be submitted by a stockholder to amend the Bylaws to require stockholder approval for adjournment of a stockholder meeting at which a quorum is present; and (v) to grant to the proxy holders the discretion to vote on all matters, other than those proposals that are set forth in this Proxy Statement by the Company or a stockholder, as may properly come before the Annual Meeting or any adjournment, postponement, or special meeting that may be called in lieu thereof.
2.	Q:	What are the Board’s recommendations?
	A:	The Board recommends a vote:
• FOR the election of Harold H. Greene, Devin I. Murphy and D. Fleet Wallace as Class A directors (see Proposal No. 1);

• FOR ratification of the appointment of Ernst & Young, LLP, an independent registered public accounting firm, to be our independent registered public accounting firm for the fiscal year ending December 31, 2008 (see Proposal No. 2);

• ABSTAIN from the adoption of a resolution to amend the Bylaws to require the Company to hold the Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date (see Proposal No. 3);

• AGAINST the adoption of a resolution to amend the Bylaws to require stockholder approval for adjournment of a stockholder meeting at which a quorum is present. (See Proposal No. 4); and

• FOR granting to the proxy holders the discretion to vote on all matters, other than those proposals that are set forth in this Proxy Statement by the Company or a stockholder, as may properly come before the Annual Meeting or any adjournment, postponement, or special meeting that may be called in lieu thereof.

Unless you give other instructions on your WHITE proxy card, the persons named as proxy holders on the WHITE proxy card will vote in accordance with the recommendations of the Board.
3.	Q:	How are directors nominated?
	A:	Our Bylaws provide that nominations for director are made by written notice to the Corporate Secretary of the Company at least 14 days before the stockholders’ meeting at which directors are to be elected. On recommendation of the Company’s Corporate Governance & Nominating Committee, the Board of Directors nominated Harold H. Greene, Devin I. Murphy and D. Fleet Wallace for election at the Annual Meeting. The Board has no reason to believe that any nominee will be unable to serve as a director of the Company. If someone is nominated and becomes unable to serve, then your signed WHITE proxy card will authorize Richard W. Pehlke and Andrea R. Biller, officers of the Company who are the proxy holders, to nominate someone else.

4.	Q:	What vote is needed to elect a director?
	A:	An affirmative vote in favor of a nominee by a plurality of the votes cast by holders of shares of common stock present in person or by proxy at the Annual Meeting once a quorum has been established is needed to elect a director. A quorum will exist for the meeting if at least a majority of the outstanding shares of common stock are represented at the meeting in person and/or by proxy. Cumulative voting is not permitted.
Where a proxy card has been voted “abstain” or “withhold authority,” or “broker non-vote,” the shares are counted for quorum purposes, but are not considered cast for voting on a proposal or an election. “Broker non-vote” means that shares are held by a broker or in nominee name and the broker or nominee has signed and returned the WHITE proxy card to us, but for which the broker has no authority to vote because no instructions have been received from its customer.
5.	Q:	What vote is needed to approve the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008?
	A:	Approval of the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting once a quorum has been established. A quorum will exist for the meeting if at least a majority of the outstanding shares of common stock are represented at the meeting in person and/or by proxy.
6.	Q:	What vote is needed to adopt a resolution to amend the Bylaws to require the Company to hold the Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date?
	A:	Adoption of a resolution to amend the Bylaws to require the Company to hold the Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date requires the affirmative vote of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting once a quorum has been established. A quorum will exist for the meeting if at least a majority of the outstanding shares of common stock are represented at the meeting in person and/or by proxy.
7.	Q:	What vote is needed to adopt a resolution to amend the Bylaws to require stockholder approval for adjournment of a stockholder meeting at which a quorum is present?
	A:	Adoption of a resolution to amend the Bylaws to require stockholder approval for adjournment of a stockholder meeting at which a quorum is present requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Annual Meeting once a quorum has been established. A quorum will exist for the meeting if at least a majority of the outstanding shares of common stock are represented at the meeting in person and/or by proxy.
8.	Q:	Who has the right to vote?
	A:	All common stockholders as of the close of business on November 3, 2008 can vote. On that date, there were 64,628,798 outstanding shares of common stock of the Company. Each share of common stock is entitled to one vote. A quorum will exist for the meeting if at least a majority of the outstanding shares of common stock are represented at the meeting in person and/or by proxy.

9.	Q:	How do I vote?
	A:	If you have an account “on record” at Computershare Investor Services, L.L.C., our stock transfer agent and registrar you can vote in any of these ways:

(a): Return the WHITE proxy card: Mark the boxes that show how you want to vote, sign and date each WHITE proxy card you receive and return it in the prepaid envelope. If you return a WHITE proxy card signed and dated by you but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the nominees listed on the WHITE proxy card.

(b): By telephone: Call toll-free 1-888-693-8683 in the United States, Canada and Puerto Rico any time prior to 11:59 P.M. Eastern Standard Time, on December 2, 2008 from a touchtone telephone, then follow the instructions to cast your vote. If you vote by telephone, please do not mail back any proxy card.

(c): On the Internet: Go to the following website prior to 11:59 P.M. Eastern Standard Time, on December 2, 2008: www.cesvote.com and then follow the instructions outlined no the secured website. If you vote on the Internet, please do not mail back any proxy card.

(d): By attending the Annual Meeting.
Revoking your WHITE proxy card: You can revoke your vote by mailing another properly executed WHITE proxy card with a later date, telephoning to re-vote, or logging onto the Internet and re-voting. You can also revoke your vote by mailing a later dated green proxy card as per instructions provided on such card.
In addition, you can revoke your WHITE proxy card by:
(1) attending the meeting and voting by ballot; or
(2) sending written notice to the Corporate Secretary of the Company canceling your vote.
If you hold shares in a brokerage account, you must follow the instructions you received with this Proxy Statement for voting and/or canceling your vote.
10.	Q:	Who will count the votes?
	A:	IVS Associates, Inc. will act as the independent inspector of election and Corporate Election Services will tabulate the votes.
11.	Q:	Who is soliciting my vote on behalf of the Company and how much does it cost the Company?
	A:	The Company is soliciting proxies for use at the Annual Meeting. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person and by advertisements. MacKenzie Partners, Inc. has been engaged to assist in distribution of this Proxy Statement, solicitation of proxies from stockholders and advisory services in connection with the Annual Meeting, for a retainer fee of $40,000 applicable toward a final fee not to exceed $200,000, plus reimbursement of expenses. Also, our employees and directors may solicit proxies as part of their assigned duties, at no extra compensation. The Company will pay the expenses related to this proxy solicitation.
12.	Q:	How can I, as a stockholder, arrange for a proposal to be included in next year’s Company proxy statement?
	A:	For your proposal to be considered for inclusion in next year’s proxy statement, you can submit a proposal in writing to our Corporate Secretary at our headquarters by July 13, 2009. If you are eligible to submit the proposal, and if it is an appropriate proposal under proxy rules of the Securities and Exchange Commission (“SEC”) and our Bylaws, it will be included.

13.	Q:	What is the “householding” of annual disclosure documents?
	A:	Only one copy of this Proxy Statement is being sent to an address shared by more than one stockholder unless we have received contrary instructions. This practice, known as “householding,” is designed to reduce our printing and mailing costs. If any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement, he or she may contact the Company’s Executive Vice President, General Counsel and Corporate Secretary at Grubb & Ellis Company, Attn: Andrea R. Biller, Executive Vice President, General Counsel and Corporate Secretary of the Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705 or by phone at (714) 667-8252 and the Company shall promptly deliver a copy of this Proxy Statement to the requesting stockholder. Any such stockholder may also contact the Company’s Executive Vice President, General Counsel and Corporate Secretary using the above contact information if he or she would like to receive separate Proxy Statements in the future. If you are receiving multiple copies of this Proxy Statement, you may request householding in the future by contacting our Executive Vice President, General Counsel and Corporate Secretary of the Company using the above contact information.
14.	Q	Who can help answer my questions?
	A.	If you would like to ask questions, you should call or contact our proxy solicitator:

MacKenzie Partners, Inc.
Call Toll-Free: (800) 322-2885
Call Collect: (212) 929-5500
Email: proxy@mackenziepartners.com
105 Madison Avenue, New York, New York 10016

ELECTION OF DIRECTORS
(Proposal No. 1)

On October 26, 2008, the Board of Directors voted to nominate Harold H. Greene, Devin I. Murphy and D. Fleet Wallace for election at the Annual Meeting. Our Board of Directors is divided into three classes, with each director in each class serving for a three-year, staggered term. The Board of Directors currently consists of eight (8) members, classified into three classes as follows: Glenn L. Carpenter, Gary H. Hunt and Robert J. McLaughlin constitute a class with a term ending in 2009 (the “Class B directors”); C. Michael Kojaian and Rodger D. Young constitute a class with a term ending in 2010 (the “Class C directors”); and Harold H. Greene, Devin I. Murphy and D. Fleet Wallace constitute a class with a term ending at the 2008 Annual Meeting upon the election and qualification of their respective successors (the “Class A directors”). The Board is currently seeking to fill the ninth (9th) director seat, which is a Class C board seat that became vacant as a consequence of a series of events that occurred subsequent to the Company’s 2007 Annual Meeting. Specifically, in July 2008, the Board of Directors, after conducting a search, appointed Devin I. Murphy as the Class C director to fill the vacancy resulting from the resignation of Anthony W. Thompson in February 2008. Simultaneously with Mr. Murphy’s appointment as a Class C director, a Class A board seat became vacant as a result of the resignation of the Company’s chief executive officer, who was also a Class A director of the Company. Having not yet identified a ninth (9th) director, after deliberation, and in light of corporate governance considerations, the Board of Directors on October 26, 2008 decided that it was in the stockholders’ best interests to re-designate Mr. Murphy as a Class A director in order to provide the Company’s stockholders with an opportunity to vote with respect to Mr. Murphy’s candidacy as a Board member. In order to accommodate the Board’s desire to have the stockholders vote on his election at the Annual Meeting, on October 26, 2008 Mr. Murphy resigned as a Class C director and was immediately reappointed by the Board as a Class A director to fill the Class A vacancy.

As nominees to serve as Class A directors, each of Harold H. Greene, Devin I. Murphy and D. Fleet Wallace, if elected at the Annual Meeting, will serve for a term of three (3) years until the annual meeting of stockholders to be held in 2011 and until their respective successors are elected and qualified. The Class B directors (Glenn L. Carpenter, Gary H. Hunt and Robert J. McLaughlin) and the Class C directors (C. Michael Kojaian and Rodger D. Young) will serve until the annual meetings of stockholders to be held in 2009 and 2010, respectively, and until their respective successors have been elected and qualified.

An affirmative vote in favor of a nominee by a plurality of the votes cast by holders of shares of common stock present in person or by proxy at the Annual Meeting once a quorum has been established is needed to elect a director. A quorum will exist for the meeting if at least a majority of the outstanding shares of common stock are represented at the meeting in person and/or by proxy. Cumulative voting is not permitted.

The Board Of Directors Recommends The Election Of Harold H. Greene, Devin I. Murphy And D. Fleet Wallace As Class A Directors, And Proxies Solicited By The Board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The WHITE Proxy Card. Unless Authority To Vote For Any Of These Nominees Is Withheld, The Shares Represented By The WHITE Proxy Card Will Be Voted FOR The Election Of Harold H. Greene, Devin I. Murphy And D. Fleet Wallace As Class A Directors. In The Event That Any Nominee Becomes Unable Or Unwilling To Serve, The Shares Represented By The WHITE Proxy Card Will Be Voted For The Election Of Such Other Person As The Board Of Directors May Recommend In His Place. We Have No Reason To Believe That Any Of The Nominees Named In This Proxy Statement Will Be Unable Or Unwilling To Serve As A Director.

Information as to Nominees and Other Directors

The following table lists our Board of Directors’ nominees for election as Class A directors and our current directors. Additional information regarding the members of our Board of Directors can be found in Annex A to this Proxy Statement. Also included in the table below is each director’s age as of November 1, 2008, the periods during which that person has served as one of our directors, and positions currently held with us.

	Age at
	November 1,	Director	Expiration
Director Nominees:	2008	Since	of Term	Position

Harold H. Greene*	69	2007	2008	Director
Devin I. Murphy	48	2008	2008	Director
D. Fleet Wallace*	40	2007	2008	Director
Continuing Directors:
Glenn L. Carpenter*	65	2007	2009	Chairman of the Board
Gary H. Hunt*	60	2007	2009	Director and Interim CEO
C. Michael Kojaian	47	1996	2010	Director
Robert J. McLaughlin	75	2004	2009	Director
Rodger D. Young	62	2003	2010	Director

*	Indicates directors who were directors of NNN Realty Advisors, Inc. (“NNN”) prior to NNN’s merger with the Company in December 2007 (the “Merger”).

Biographical Information

Provided below is a brief description of the principal occupation for the past five years of each of our director nominees and continuing directors.

Director Nominees:

Harold H. Greene has served as a director of the Company since December 2007. Mr. Greene also had served as a director of NNN from November 2006 to December 2007. Mr. Greene is a 40-year veteran of the commercial and residential real estate lending industry. He most recently served as the Managing Director for Bank of America’s California Commercial Real Estate Division from 1998 to his retirement in 2001, where he was responsible for lending to commercial real estate developers in California and managed an investment portfolio of approximately $2.6 billion. From 1990 to 1998, Mr. Greene was the Executive Vice President of SeaFirst Bank in Seattle, Washington. Prior to that he served as the Vice Chairman of MetroBank from 1989 to 1990 and in various positions, including Senior Vice President in charge of the Asset Based Finance Group, with Union Bank, where he worked for 27 years. Mr. Greene currently serves as a director of Gary’s and Company (men’s clothing retailer), as a director and member of the audit committee of Paladin Realty Income Properties, Inc., and as a director and member of the audit, compensation and nominating and corporate governance committees of William Lyon Homes. Mr. Greene’s business address is c/o Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705.

Devin I. Murphy has served as a director of the Company since July 2008. He is a Managing Partner of Coventry Real Estate Advisors, LLC, a real estate private equity firm which sponsors opportunistic institutional investment funds that acquire and develop retail and mixed-used properties. Prior to joining Coventry Real Estate Advisors, LLC earlier this year, Mr. Murphy was the Global Head of Real Estate Investment Banking at Deutsche Bank Securities, Inc. from 2004 to 2007. From 1993 through 2007, he was with Morgan Stanley & Company in a variety of real estate and investment banking roles, including Co-Head North American Real Estate Investment Banking and Global Head of the firm’s Real Estate Private Capital Markets Group. Mr. Murphy also served on the investment committee of the Morgan Stanley Real Estate funds for 10 years during which time these funds invested over $35 billion. Mr. Murphy’s business address is c/o Coventry Real Estate Advisors, LLC, 1 East 52nd Street, New York, New York 10022.

D. Fleet Wallace has served as a director of the Company since December 2007. Mr. Wallace also had served as a director of NNN from November 2006 to December 2007. Mr. Wallace is a principal and co-founder of McCann Realty Partners, LLC, an apartment investment company focusing on garden apartment properties in the Southeast and Texas, which was formed in October 2004. Mr. Wallace also serves as principal of Greystone Capital Management, LLC, formed in September 2001, and helps manage Greystone Fund, L.P.. Greystone Fund, L.P. is a professionally managed opportunity fund invested primarily in promising venture capital opportunities and distressed assets. From April 1998 to August 2001, Mr. Wallace served as corporate counsel and assistant secretary of United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust. From September 1994 to April 1998, Mr. Wallace was in the private practice of law with McGuire Woods in Richmond, Virginia. Mr. Wallace has also served as a Trustee of G REIT Liquidating Trust since January 2008. Mr. Wallace’s business address is c/o McCann Realty Partners, LLC, 2520-B Gaskins Road, Richmond, Virginia 23238-1482.

Continuing Directors:

Glenn L. Carpenter has served as a director of the Company since December 2007 and has served as Chairman of the Board of the Company since February 8, 2008. Mr. Carpenter also had served as a director of NNN from November 2006 to December 2007. Since August 2001, Mr. Carpenter has served as the Chief Executive Officer, President and Chairman of FountainGlen Properties, LP, a privately held company in Newport Beach, California, that develops, owns and operates apartment communities for active seniors. Prior to serving with FountainGlen, from 1994 to 2001, Mr. Carpenter was the Chief Executive Officer and founder of Pacific Gulf Properties Inc., a publicly traded REIT that developed and operated industrial business parks and various types of apartment communities. From 1970 to 1994, Mr. Carpenter served as Chief Executive Officer and President, and other officer positions of Santa Anita Realty Enterprises Inc., a publicly traded REIT that owned and managed industrial office buildings, apartments and shopping centers. He has received numerous honors in the real estate field including the 2000 Real Estate Man of the Year Award and was voted the 1999 Orange County Entrepreneur of the Year for real estate. Mr. Carpenter sits on the board of councilors of the School of Gerontology at the University of Southern California and is a council and executive board member of the American Seniors Housing Association. Mr. Carpenter’s business address is c/o FountainGlen Properties, LP, 320 Commerce Drive, Suite 100, Irvine, California 92602.

Gary H. Hunt has served as a director of the Company since December 2007 and as the Company’s Interim Chief Executive Officer since July 2008. Mr. Hunt also had served as a director of NNN from November 2006 to December 2007. Mr. Hunt has served as the managing partner of California Strategies, LLC, a privately held consulting firm in Irvine, California that works with large homebuilders, real estate companies and government entities since 2001. Prior to serving with California Strategies, Mr. Hunt was the executive vice president and served on the board of directors and on the Executive Committee of the Board of The Irvine Company, a 110-year-old privately held company that plans, develops and invests in real estate primarily in Orange County, California, for 25 years. He also serves on the board of directors of Glenair Inc., The Beckman Foundation and William Lyon Homes. Mr. Hunt has also served as a Trustee of G REIT Liquidating Trust since January 2008. Mr. Hunt’s business address is c/o Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705.

C. Michael Kojaian has served as a director of the Company since December 1996, and served as the Chairman of the Board of Directors of the Company from June 2002 until December 7, 2007. He has been the President and sole stockholder of Kojaian Ventures-MM, Inc., which is the managing member of Kojaian Ventures, L.L.C., since 2000. He is also Executive Vice-President, a director and a stockholder of Kojaian Management Corporation, the sole member of Kojaian Holdings, LLC, since 1985. Kojaian Ventures-MM, Inc.’s primary business is acting as manager of Kojaian Ventures, L.L.C.; Kojaian Ventures, L.L.C. is an investment firm; Kojaian Management Corporation is engaged in the commercial real estate business, and Kojaian Holdings LLC is an investment firm. Each entity is headquartered at 39400 Woodward Avenue, Suite 250 Bloomfield Hills, Michigan 48304-2876. He is also a director of Arbor Realty Trust, Inc.

Robert J. McLaughlin has served as a director of the Company since July 2004. Mr. McLaughlin previously served as a director of the Company from September 1994 to March 2001. He founded The Sutter Group in 1982, a management consulting company that focuses on enhancing stockholder value, and currently serves as its President. Previously, Mr. McLaughlin served as President and Chief Executive Officer of Tru-Circle Corporation, an aerospace subcontractor, from November 2003 to April 2004, as Chairman of the Board of Directors of Imperial Sugar Company from August 2001 to February 2003, and as its Chairman and Chief Executive Officer from October 2001 to April 2002. Mr. McLaughin’s business address is c/o Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705.

Rodger D. Young has served as a director of the Company since April 2003. Mr. Young has been a name partner of the law firm of Young & Susser, P.C., a boutique firm specializing in commercial litigation with offices in Southfield, Michigan and New York City, since its founding in 1991. In 2001, Mr. Young was named Chairman of the Bush Administration’s Federal Judge and U.S. Attorney Qualification Committee by Governor John Engler and Michigan’s Republican Congressional Delegation. Mr. Young is a member of the American College of Trial Lawyers and was listed in the 2008 edition of Best Lawyers in America. Mr. Young was named by Chambers International and by Best Lawyers in America as one of the top commercial litigators in the United States. Mr. Young’s business address is c/o Young & Susser, P.C., Westview Office Center, 26200 American Drive, Suite 305, Southfield, Michigan 48034.

CORPORATE GOVERNANCE

Meetings

For the year ended December 31, 2007, our Board of Directors held 31 meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that the individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served.

Independent Directors

The Board has determined that seven of its eight current directors, Messrs. Carpenter, Greene, Kojaian, McLaughlin, Murphy, Wallace and Young are independent. During the year ended December 31, 2007, Mr. Hunt was also considered independent. However, Mr. Hunt is not currently considered independent under New York Stock Exchange (“NYSE”) listing requirements because he is currently serving as the Company’s interim Chief Executive Officer until a permanent chief executive officer is appointed.

For purposes of determining the independence of its directors, the Board applies the following criteria:

No Material Relationship

The director must not have any material relationship with the Company. In making this determination, the Board considers all relevant facts and circumstances, including commercial, charitable and familial relationships that exist, either directly or indirectly, between the director and the Company.

Employment

The director must not have been an employee of the Company at any time during the past three years. In addition, a member of the director’s immediate family (including the director’s spouse; parents; children; siblings; mothers-, fathers-, brothers-, sisters-, sons- and daughters-in-law; and anyone who shares the director’s home, other than household employees) must not have been an executive officer of the Company in the prior three years.

Other Compensation

The director or an immediate family member must not have received more than $100,000 per year in direct compensation from the Company, other than in the form of director fees, pension or other forms of deferred compensation during the past three years.

Auditor Affiliation

The director must not be a current partner or employee of the Company’s internal or external auditor. An immediate family member of the director must not be a current partner of the Company’s internal or external auditor, or an employee of such auditor who participates in the auditor’s audit, assurance or tax compliance (but not tax planning) practice. In addition, the director or an immediate family member must not have been within the last three years a partner or employee of the Company’s internal or external auditor who personally worked on the Company’s audit.

Interlocking Directorships

During the past three years, the director or an immediate family member must not have been employed as an executive officer by another entity where one of the Company’s current executive officers served at the same time on the compensation committee.

Business Transactions

The director must not be an employee of another entity that, during any one of the past three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $1 million or 2% of the other entity’s annual consolidated gross revenues. In addition, a member of the director’s immediate family must not have been an executive officer of another entity that, during any one of the past three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $1.0 million or 2% of the other entity’s annual consolidated gross revenues.

Audit Committee

The Audit Committee of the Board is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and the rules thereunder. The Audit Committee operates under a written charter adopted by the Board of Directors. The charter of the Audit Committee was last revised effective January 28, 2008 and is available on the Company’s website at www.grubb-ellis.com. Printed copies of the charter of the Audit Committee may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705. The members of the Audit Committee at year end December 31, 2007 and currently are Robert McLaughlin, Chair, Harold H. Greene and D. Fleet Wallace. The Board has determined that the members of the Audit Committee are independent under the NYSE listing requirements and the Exchange Act and the rules thereunder, and that Mr. McLaughlin is an audit committee financial expert in accordance with rules established by the SEC. For the year ended December 31, 2007, the Audit Committee held ten (10) meetings.

Compensation Committee

The Board of Directors has delegated to the Compensation Committee, a separately designated standing committee, oversight responsibilities for the Company’s executive compensation programs.

The Compensation Committee determines the policy and strategies of the Company with respect to executive compensation taking into account certain factors that the Compensation Committee deems appropriate such as (a) compensation elements that will enable the Company to attract and retain executive officers who are in a position to achieve the strategic goals of the Company which are in turn designed to enhance stockholder value, and (b) the Company’s ability to compensate its executives in relation to its profitability and liquidity.

The Compensation Committee approves, subject to further, final approval by the full Board of Directors, (a) all compensation, arrangements and terms of employment, and any material changes to the compensation arrangements or terms of employment, for the named executive officers (“NEO”) and certain other key employees (including employment agreements and severance arrangements), and (b) the establishment of, and changes to, equity-based awards programs. In addition, each calendar year, the Compensation Committee approves the annual incentive goals and objectives of each named NEO and certain other key employees, evaluates the performance of each NEO and certain other key employees against the approved performance goals and objectives applicable to him or her, determines whether and to what extent any incentive awards have been earned by each NEO, and makes recommendations to the Company’s Board of Directors regarding the approval of incentive awards.

Consistent with the Compensation Committee’s objectives, the Company’s overall compensation program is structured to attract, motivate and retain highly qualified executives by paying them competitively and tying their compensation to the Company’s success as a whole and their contribution to the Company’s success.

The Compensation Committee also provides general oversight of the Company’s employee benefit and retirement plans.

The members of the Compensation Committee at the year ended December 31, 2007 were Glenn L. Carpenter, Chair, Gary H. Hunt, Robert J. Mclaughlin and Rodger D. Young. In February, 2008 when Mr. Carpenter became Chairman of the Board, he resigned from the Compensation Committee, Mr. Hunt became the Chairman of the Compensation Committee and Mr. Wallace joined the Compensation Committee. In July 2008, when Mr. Hunt became the Company’s Interim Chief Executive Officer, he resigned from the Compensation Committee, Mr. Wallace became the Chairman of the Compensation Committee and Mr. Kojaian joined the Compensation Committee. Accordingly, the current members of the Compensation Committee are Mr. Wallace, Chair, Mr. Kojaian, Mr. McLaughlin and Mr. Young. The Board has determined that the members of the Compensation Committee are independent under the NYSE listing requirements and the Exchange Act and the rules thereunder. For the year ended December 31, 2007, the Compensation Committee held seven (7) meetings. The Compensation Committee operates under a written charter adopted by the full Board and revised effective December 10, 2007, which is available on the Company’s website at www.grubb-ellis.com. Printed copies may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Corporate Governance and Nominating Committee

The functions of the Company’s Corporate Governance and Nominating Committee, a separately designated standing committee, are to assist the Board with respect to: (i) director qualification, identification, nomination, independence and evaluation; (ii) committee structure, composition, leadership and evaluation; (iii) succession planning for the CEO and other senior executives; and (iv) corporate governance matters. The members of the Corporate Governance and Nominating Committee at the year ended December 31, 2007, were Rodger D. Young, Chair, Harold H. Greene and Gary H. Hunt. In July 2008 when Mr. Hunt became the Company’s Interim Chief Executive Officer, he resigned from the Corporate Governance and Nominating Committee and C. Michael Kojaian joined the Corporate Governance and Nominating Committee. Accordingly, the current members of the Corporate Governance and Nominating Committee are Mr. Young, Chair, Mr. Greene and Mr. Kojaian. The Board has determined that Messrs. Young, Greene and Kojaian are independent under the NYSE listing requirements and the Exchange Act and the rules thereunder. For the year ended December 31, 2007, the Corporate Governance and Nominating Committee held four (4) meetings. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board, which is available on the Company’s website at www.grubb-ellis.com access and printed copies of which may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Director Nominations

Nominations by stockholders of persons for election to the Board of Directors must be made pursuant to timely notice in writing to our Corporate Secretary. To be timely, a stockholder’s notice shall be delivered or mailed to and received at our principal executive offices not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than twenty-one (21) days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed to the Corporate Secretary of the Company not later than the close of the seventh (7th) day following the day on which notice of the meeting was mailed to the stockholders. Such stockholder’s notice shall set forth: (1) the name, age business address or, if known, residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the name and residence of the Chairman of the Board for notice by the Board of Directors, or the name and residence address of the notifying stockholder for notice by said stockholder; and (4) the total number of shares that to the best of the knowledge and belief of the person giving the notice will be voted for each of the proposed nominees.

The Corporate Governance and Nominating Committee considers candidates for director who are recommended by its members, by other Board members, by stockholders and by management. The Corporate Governance and Nominating Committee evaluates director candidates recommended by stockholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. The Corporate Governance and Nominating Committee considers all aspects of a candidate’s qualifications in the context of our needs at that point in time with a view to creating a Board with a diversity of experience and perspectives. Among the qualifications, qualities and skills of a candidate considered important by the Corporate Governance and Nominating Committee are a commitment to representing the long-term interests of the stockholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics, integrity and values; practical wisdom and sound judgment; and business and professional experience in fields such as finance and accounting.

Communications to the Board

Stockholders, employees and others interested in communicating with any of the other directors of the Company may do so by writing to such director, c/o Andrea R. Biller, Executive Vice President, General Counsel and Corporate Secretary, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Corporate Governance Guidelines

Effective July 6, 2006, the Board adopted corporate governance guidelines to assist the Board in the performance of its duties and the exercise of its responsibilities. The Company’s Corporate Governance Guidelines are available on the Company’s website at www.grubb-ellis.com and printed copies may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Director Attendance at Annual Meetings

Our Board has adopted a policy under which each member of the Board is strongly encouraged to attend each annual meeting of our stockholders. Two (2) directors attended the Company’s 2007 Annual Meeting, because at such annual meeting the Merger was also approved, and as a result, most of the Company’s then current directors were not continuing with the Company after the Merger.

Executive Officers of Grubb & Ellis Company

Gary H. Hunt has served as the Company’s Interim Chief Executive Officer since July 2008. For information on Mr. Hunt see “Information as to Nominees and Other Directors” above. Scott D. Peters served as the Company’s Chief Executive Officer and President from December 2007 until July 2008 when he resigned. Information with regards to Mr. Peters is presented below. The following are the current executive officers of the Company as of December 31, 2007:

Andrea R. Biller	58, has served as Executive Vice President, General Counsel and Corporate Secretary of the Company since December 2007. She joined Grubb & Ellis Realty Investors, LLC in March 2003 as General Counsel and served as NNN General Counsel, Executive Vice President and Secretary since November 2006 and director since December 2007. Ms. Biller also has served as Executive Vice President and Secretary of Grubb & Ellis Healthcare REIT, Inc. since April 2006, Secretary of Grubb & Ellis Apartment REIT, Inc. since January 2006. Ms. Biller served as Executive Vice President of G REIT, Inc. from December 2005 to January 2008 and Secretary of G REIT, Inc. from June 2004 to January 2008. Ms. Biller served as Special Counsel at the Securities and Exchange Commission, Division of Corporate Finance, in Washington D.C., from 1995-2000, and as a private attorney specializing in corporate and securities law from 1990-1995 and 2000-2002. Ms. Biller is licensed to practice law in California, Virginia, and Washington, D.C.

Jeffrey T. Hanson	37, has served as Chief Investment Officer of the Company since January 2008. He has served as Chief Investment Officer of NNN since November and joined NNN in July 2006 as the President and Chief Executive Officer of Triple Net Properties Realty, Inc. From 1996 to July 2006, Mr. Hanson was a Senior Vice President with the Grubb and Ellis Institutional Investment Group in Grubb & Ellis’ Newport Beach office. Mr. Hanson served as a real estate broker with CB Richard Ellis from 1996 to 1997. Mr. Hanson is a member of the Sterling College Board of Trustees and formerly served as a member of the Grubb & Ellis President’s Counsel and Institutional Investment Group Board of Advisors.

Stanley J. Olander, Jr.	53, has served as an Executive Vice President — Multifamily of the Company since December 2007. He has also served as Chief Executive Officer and a director of Grubb & Ellis Apartment REIT, Inc. and Chief Executive Officer of Grubb & Ellis Apartment REIT Advisors, LLC since December 2005. Mr. Olander has also served as Grubb & Ellis Apartment REIT, Inc.’s Chairman of the Board since December 2006 and has also served as President of Grubb & Ellis Apartment REIT, Inc. and President of Grubb & Ellis Apartment REIT Advisors, LLC since April 2007. Mr. Olander has also been a Managing Member of ROC REIT Advisors, LLC since 2006 and a Managing Member of ROC Realty Advisors since 2005. Additionally, since July 2007, Mr. Olander has also served as Chief Executive Officer, President and Chairman of the Board of Grubb & Ellis Residential Management, Inc. He served as President and Chief Financial Officer and a member of the board of directors of Cornerstone Realty Income Trust, Inc. from 1996 until April 2005. Prior to the sale of Cornerstone Realty Income Trust, Inc. in April 2005, the company’s shares were listed on the New York Stock Exchange, it owned approximately 23,000 apartment units in five states and had a total market capitalization of approximately 40,000 apartment units.

Richard W. Pehlke	55, has served as the Executive Vice President and Chief Financial Officer of the Company since February 2007. Prior to joining the Company, Mr. Pehlke served as Executive Vice President and Chief Financial Officer and a member of the board of directors of Hudson Highland Group, a publicly held global professional staffing and recruiting business, from 2003 to 2005. From 2001 to 2003, Mr. Pehlke operated his own consulting business specializing in financial strategy and leadership development. In 2000, he was Executive Vice President and Chief Financial Officer of ONE, Inc. a privately held software implementation business. Prior to 2000, Mr. Pehlke held senior financial positions in the telecommunications, financial services and food and consumer products industries.

Dylan Taylor	38, has served as Executive Vice President of the Company since January 2008, and President of its Corporate Services Group since October 2007. He was named Acting President of Global Client Services and Grubb and Ellis Management Services, Inc. in January 2008. Mr. Taylor joined the Company in 2005 as Executive Vice President, Regional Managing Director, Corporate Services. Prior to joining the Company, Mr. Taylor spent more than five years as Senior Vice President, Corporate Solutions at Jones Lang LaSalle.

Jacob Van Berkel	48, has served as Chief Operating Officer and an Executive Vice President of the Company since December 2007. He has also served as President of Transaction Services of the Company since June 2008. Mr. Van Berkel, in August 2007, joined NNN as Executive Vice President of Human Resources to oversee the integration of NNN and the Company in connection with the Merger. Prior to such time, Mr. Van Berkel served as Executive Vice President of Human Resources from 2002 until August 2007 at CB Richard Ellis. Mr. Van Berkel has more than 25 years of experience in human resources and operations.

The following served as executive officers at December 31, 2007, but resigned their positions in 2008 as noted below:

Maureen A. Ehrenberg	49, served as an Executive Vice President of the Company commencing November 2000, and as Senior Vice President of the Company from May 1998 to November 2000. She was named President of Global Client Services in February 2004. She also served as President of Grubb & Ellis Management Services, Inc., a wholly owned subsidiary of the Company, from February 1998 and as the head of the Company’s Global Client Services Group since April 2003. From May 2000 to May 2001, she served as a member of the Office of the President of the Company. She also served as a director and/or officer of certain subsidiaries of the Company. Ms. Ehrenberg also acted as a Co-Chief Executive Officer of the Company from April 2003 until Mr. Rose joined the Company in March 2005.

*Ms. Ehrenberg resigned her position with the Company at the end of December 2007.

Francene LaPoint	43, served as the Company’s Executive Vice President, Accounting and Finance commencing December 2007. She served as Chief Financial Officer of NNN Realty Advisors, Inc. since November 2006 and director since December 2007. Ms. LaPoint joined Grubb & Ellis Realty Investors, LLC as Senior Vice President and Controller in July 2004 and was

named Executive Vice President and Controller in August 2005. Ms. LaPoint served as Senior Vice President and Corporate Controller of Hawthorne Savings, FSB (Hawthorne Financial Corporation), a publicly traded financial institution, from June 1999 to June 2004. From January 1996 to June 1999, Ms. LaPoint served with PricewaterhouseCoopers from where she obtained her CPA license.
*Ms. LaPoint resigned her position with the Company effective October 2008.

Robert H. Osbrink	61, served as Executive Vice President of the Company commencing December 2001 and was named President of Transaction Services in February 2004. During the five years prior to December 2001, Mr. Osbrink served in a progression of regional managerial positions in the Los Angeles and Southwestern United States areas for the Company. Mr. Osbrink also acted as a Co-Chief Executive Officer of the Company from April 2003 until March 2005.
*Mr. Osbrink resigned his position with the Company in June 2008.

Scott D. Peters	50, served as the Company’s Chief Executive Officer and President and as a director of the Company commencing December 2007. Mr. Peters joined NNN’s predecessor, GERI, in September 2004 as Executive Vice President and Chief Financial Officer. Mr. Peters served as Chief Executive Officer and President of NNN since November 2006, a director since September 2006 and Chairman since December 2007. Mr. Peters has also served as Chairman, President and Chief Executive Officer of Grubb & Ellis Healthcare REIT, Inc. since April 2006, Executive Vice President and a director of Grubb & Ellis Apartment REIT, Inc. since January 2006 and April 2007, respectively, and President and Chief Executive Officer of G REIT, Inc., from December 2005 to January 2008, having previously served as that company’s Executive Vice President and Chief Financial Officer from September 2004 to December 2005. Mr. Peters served as Senior Vice President and Chief Financial Officer and a director of Golf Trust America, Inc., a publicly traded real estate investment trust, from February 1997 to February 2007.

*Mr. Peters resigned his position with the Company in July 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Grubb & Ellis’ directors, certain officers and persons who own more than 10% of its common stock, to file with the SEC initial reports of ownership of Grubb & Ellis’ equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to Grubb & Ellis, we believe that during the fiscal year ended December 31, 2007 all Section 16(a) filing requirements applicable to our officers, directors, and more than 10% owners were complied with on a timely basis.

Executive Compensation Discussion And Analysis

This compensation discussion and analysis describes the governance and oversight of the Company’s executive compensation programs and the material elements of compensation paid or awarded to those who served as the Company’s principal executive officer, the Company’s principal financial officer, and the three other most highly compensated executive officers of the Company during the period from January 1, 2007 through December 31, 2007 (collectively, the “named executive officers” or “NEOs” and individually, a “named executive officer” or “NEO”). The specific amounts and material terms of such compensation paid, payable or awarded are disclosed in the tables and narrative included in this Proxy Statement.

The compensation disclosure provided with respect to the Company’s NEOs and directors with respect to calendar years 2007 and 2006 represent their full year’s compensation for each of those years, incurred by either NNN or the Company, as applicable, with respect to calendar year 2006, and incurred by either NNN or the Company, as applicable, with respect to the entire 2007 calendar year, except for the period December 8, 2007 through December 31, 2007, for which three (3) week stub period the Company incurred the entire compensation to all NEOs and directors.

Compensation Committee Overview

The Board of Directors has delegated to the Compensation Committee oversight responsibilities for the Company’s executive compensation programs.

The Compensation Committee determines the policy and strategies of the Company with respect to executive compensation taking into account certain factors that the Compensation Committee deems appropriate such as (a) compensation elements that will enable the Company to attract and retain executive officers who are in a position to achieve the strategic goals of the Company which are in turn designed to enhance stockholder value, and (b) the Company’s ability to compensate its executives in relation to its profitability and liquidity.

The Compensation Committee approves, subject to further, final approval by the full Board of Directors, (a) all compensation arrangements and terms of employment, and any material changes to the compensation arrangements or terms of employment, for the NEOs and certain other key employees (including employment agreements and severance arrangements), and (b) the establishment of, and changes to, equity-based awards programs. In addition, each calendar year, the Compensation Committee approves the annual incentive goals and objectives of each NEO and certain other key employees, evaluates the performance of each NEO and certain other key employees against the approved performance goals and objectives applicable to him or her, determines whether and to what extent any incentive awards have been earned by each NEO, and makes recommendations to the Company’s Board of Directors regarding the approval of incentive awards.

Consistent with the Compensation Committee’s objectives, the Company’s overall compensation program is structured to attract, motivate and retain highly qualified executives by paying them competitively and tying their compensation to the Company’s success as a whole and their contribution to the Company’s success.

The Compensation Committee also provides general oversight of the Company’s employee benefit and retirement plans.

The Compensation Committee operates under a written charter adopted by the full Board and revised effective December 10, 2007, which is available on the Company’s website at www.grubb-ellis.com. Printed copies may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Use of Consultants

Under its charter, the Compensation Committee has the power to select, retain, compensate and terminate any compensation consultant it determines is useful in the fulfillment of the Committee’s responsibilities. The Committee also has the authority to seek advice from internal or external legal, accounting or other advisors.

In the fourth quarter of 2007, and in anticipation of the closing of the Merger, the Company engaged the services of FPL Associations Compensation, an outside consulting firm, to provide a comprehensive compensation study of the merged companies for the Compensation Committee and the board of directors with respect to an analysis of, and proposed designs and recommendations for, compensation arrangements primarily for the NEO’s, other lay service executives, directors, brokers and the board.

The Company has previously engaged the services of Ferguson Partners, an affiliate of FPL Associates Compensation. In February 2007, Ferguson Partners managed the search for the Company’s Chief Financial Officer which resulted in the hiring of the Company’s Chief Financial Officer, Richard W. Pehlke in February 2007. In conjunction with the search, Ferguson Partners advised the Committee with respect to Mr. Pehlke’s compensation arrangements and terms of employment. Similarly, the Compensation Committee has used the services of Ferguson Partners in the past in connection with the search and establishment of the compensation arrangements and terms of employment for the other executive officers. In each instance, and in connection with the study conducted by its affiliate, FPL Associates Compensation in the fourth quarter of 2007, Ferguson Partners and FPL Associates Compensation provided to the Compensation Committee and the board with information regarding comparative market compensation arrangements.

Role of Executives in Establishing Compensation

The Compensation Committee periodically consults with the Chief Executive Officer of the Company with respect to the hiring and the compensation of the other NEOs and certain other key employees. Members of management, typically the Chief Executive Officer, the Chief Financial Officer and General Counsel, regularly participate in non-executive portions of Compensation Committee meetings.

Certain Compensation Committee Activity

The Compensation Committee met five times during the year ended December 31, 2007 and in fulfillment of its obligations, among other things, determined on December 10, 2007, based upon a compensation study prepared by FPL Associates Compensation that had been commissioned by the Company in contemplation of the Merger, that the annual compensation for independent, outside directors should be as follows: (i) an annual retainer fee of $50,000 per annum; (ii) a fee of $1,500 for each regular meeting of the Board of Directors attended in person or telephonically; (iii) a fee of $1,500 for each standing committee member of the Board of Directors attended in person or telephonically; and (iv) $60,000 worth of restricted shares of common stock issued at the then current market price of the common stock, to vest ratably in equal annual installments over three years, except in the event of a change in control, in which event vesting is accelerated. In addition, on March 12, 2008 the Compensation Committee, in consultation with FPL Associates Compensation, revised the compensation arrangements for the non-executive Chairman of the Board to provide for an annual aggregate retainer fee of $80,000, an aggregate of $140,000 worth of restricted stock per annum and an expense allowance of $25,000 per annum. Outside directors are also required to commit to an equity position in the Company over five years in the amount equal to $250,000 worth of common stock which may include annual restricted stock grants to the directors. The directors are also to be reimbursed for lodging and travel expenses in connection with attending meetings of the Board.

Compensation Philosophy, Goals and Objectives

As a commercial real estate services company, the Company is a people oriented business which strives to create an environment that supports its employees in order to achieve its growth strategy and other goals established by the Board so as to increase stockholder value over the long term.

The primary goals and objectives of the Company’s compensation programs are to:

•	Compensate management, key employees, independent contractors and consultants on a competitive basis to attract, motivate and retain high quality, high performance individuals who will achieve the Company’s short-term and long term goals; and

•	The Compensation Committee established these goals in order to enhance stockholder value.

•	Motivate and reward executive officers whose knowledge, skill and performance are critical to the Company’s success;

•	Align the interests of the Company’s executive officers and stockholders through equity-based long-term incentive awards that motivate executive officers to increase stockholder value and reward executive officers when stockholder value increases; and

•	Ensure fairness among the executive management team by recognizing contributions each executive officer makes to the company’s success.

The Company believes that it is important for variable compensation, i.e. where an NEO has a significant portion of his or her total “cash compensation” as risk, to constitute a significant portion of total compensation and that such variable compensation be designed so as to reward effective team work (through the achievement of Company-wide financial goals) as well as the achievement of individual goals (through the achievement of business unit/functional goals and individual performance goals and objectives). The Company believes that this dual approach best aligns the individual NEO’s interest with the interests of the stockholders.

Compensation During Term of Employment

The Company’s compensation program for NEOs is comprised of five key elements — base salary, annual bonus incentive compensation, long-term cash incentives, stock-based compensation and incentives and a retirement plan — that are intended to balance the goals of achieving both short-term and long-term results which the Company believes will effectively align management with stockholders.

Base Salary

Amounts paid to NEOs as base salaries are included in the column captioned “Salary” in the Summary Compensation Table below. The base salary of each NEO is determined based upon his or her position, responsibility, qualification and experience, and reflects consideration of both external comparison to available market data and internal comparison to other executive officers.

The base salary for an NEO is typically established at the time of the negotiation of his or her respective employment agreement. In the cases of each of the Company’s Chief Financial Officer and Executive Vice President, Richard W. Pehlke, General Counsel, Executive Vice President and Corporate Secretary, Andrea R. Biller, former Chief Executive Officer, Mark E. Rose, former Executive Vice President, Accounting and Finance, Francene LaPoint, Chief Investment Officer, Jeffrey T. Hanson, and former Executive Vice President and President of Global Client Services, Maureen E. Ehrenberg, the compensation of each of these executives has not been adjusted since the inception of their current respective employment agreements. Pursuant to the Merger Agreement, upon the closing of the Merger, the base salary of Scott D. Peters, the Company’s former Chief Executive Officer and President, was increased to $600,000 per year from $550,000 per year.

The base salary component is designed to constitute between 20% and 50% of total annual compensation at target for the NEOs based upon each individual’s position in the organization and the Compensation Committee’s determination of each position’s ability to directly impact the Company’s financial results.

Annual Bonus Incentive Compensation

Amounts paid to NEOs under the annual bonus plan are included in the column captioned “Bonus” in the Summary Compensation Table below. In addition to earning base salaries, each of the Company’s NEOs is eligible to receive an annual cash bonus, the target amount of which is set by the individual employment agreement with each NEO. The annual bonus incentive of each NEO is determined based upon his or her position, responsibility, qualifications and experience, and reflects consideration of both external comparison to available market data and internal comparison to other executive officers.

No NEO had a change in his or her annual bonus target incentive compensation during the year ended December 31, 2007.

In 2007, the bonus plan with respect to those NEOs who were executive officers of the Company had a formulaic component based on achievement of specified Company earnings before interest and taxes (“EBIT”) and business unit/function EBIT goals and also a component based on the achievement of personal goals and objectives designed to enhance the overall performance of the Company. The bonus plan of those NEOs who were executive officers of the NNN, while taking into account NNN’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), as well as personal goals and objectives, was not formulaic, but rather, more discretionary in nature. Beginning in 2008, the bonus plan for all NEOs has been standardized and will be tied to the specified targets based on the Company’s EBITDA as discussed below.

The annual cash bonus plan target for NEOs is between 50% and 200% of base salary and is designed to constitute from 20% to 50% of an NEO’s total annual target compensation. The bonus plan component is based on each individual’s role and responsibilities in the Company and the Compensation Committee’s determination of each NEO’s ability to directly impact the Company’s financial results.

The Compensation Committee reviews each NEO’s bonus plan annually. Annual Company EBITDA targets are determined in connection with the annual calendar-year based budget process. A minimum threshold of 80% of Company EBITDA must be achieved before any payment is awarded with respect to this component of bonus compensation. At the end of each calendar year, the Chief Executive Officer reviews the performance of each of the other NEOs and certain other key employees against the financial objectives and against their personal goals and objectives and makes recommendations to the Compensation Committee for payments on the annual cash bonus plan. The Compensation Committee reviews the recommendations and forwards these to the Board for final approval of payments under the plan.

The Compensation Committee and the full Board approved all bonus payments made to the NEOs.

During 2007, the Compensation Committee revised the calendar 2007 bonus plans for the Company’s NEOs to increase the percentage of bonus tied to the Company’s EBIT performance in order to more closely link the annual bonus to the Company’s overall financial performance. The chart directly below captioned “Annual Bonus Incentive Compensation” provides the details of the calendar 2006 and calendar 2007 plans.

In addition to the annual bonus program, from time to time the Board may establish one-time cash bonuses related to the satisfactory performance of identified special projects. Upon the closing of the Merger, Scott D. Peters, the Company’s former Chief Executive Officer and President received (i) a special one-time transaction success fee of $1,000,000, (ii) 528,000 shares of common stock of the Company from Anthony W. Thompson, the former Chairman of the Board of the Company, and (iii) the right to receive up to $1,000,000 for a second residence in California, which right Mr. Peters irrevocably waived in January 2008. Such 528,000 shares of common stock to be received by Mr. Peters from Mr. Thompson were to vest in equal, annual installments over five years and were subject to Mr. Peters’ continued employment with the Company. On November 3, 2008, Mr. Thompson disclosed in documents filed with the SEC that pursuant to an Assignment of Stock Separate from Certificate and Power of Attorney, effective as of October 27, 2008, Mr. Peters transferred all right, title and interest in the 528,000 shares to Mr. Thompson and provided Mr. Thompson with the authority to vote such shares until such time as record ownership of such shares can be transferred to Mr. Thompson on the books and records of the Company.

Annual Bonus Incentive Compensation

	Calendar 2007					Calendar 2006
	% of Bonus Based Upon					% of Bonus Based Upon
	Bonus			Business		Bonus		Business
	Target as			Unit/	Personal	Target as		Unit/	Personal
	% of Base		Company	Function	Goals and	% of Base	Company	Function	Goals and
	Salary		EBIT	EBIT	Objectives	Salary	EBIT	EBIT	Objectives

Mark E. Rose	200%		90%	—	10%	200%	60%	—	40%
Former Chief Executive Officer
Scott D. Peters	200%		—	—	—	—	—	—	—
Former Chief Executive Officer
Richard W. Pehlke	50	%(1)	90%	—	10%	—	—	—	—
Chief Financial Officer
Francene LaPoint	100%		—	—	—	—	—	—	—
Former Executive Vice President, Accounting and Finance Chief Financial Officer, NNN
Andrea R. Biller	150%		—	—	—	—	—	—	—
Executive Vice President, General Counsel and Corporate Secretary
Maureen A. Ehrenberg	80%		30%	60%	10%	80%	30%	60%	10%
Former Executive Vice President, and President Global Client Services
Jeffrey T. Hanson	100%		—	—	—	—	—	—	—
Chief Investment Officer

(1)	Mr. Pehlke has a minimum guaranteed bonus of $125,000 for calendar 2007, prorated based on his hire date (equal to $110,577).

*	Table does not include Gary H. Hunt, who was appointed the Company’s Interim Chief Executive Officer in July 2008.

Stock-Based Compensation and Incentives

The compensation associated with stock awards granted to NEOs is included in the Summary Compensation Table and other tables below (including the charts that show outstanding equity awards). Equity grants to the Company’s NEOs have generally been made at the time of the entering into of their individual employment agreements and, except as provided by such employment agreements and the June 27, 2007 grant of an aggregate of 532,400 restricted shares of common stock to various executives of NNN, no new grants were made to NEOs during the year ended December 31, 2007. The equity grants are intended to align management with the long-term interests of the Company’s stockholders and to have a retentive effect upon the Company’s NEOs. The Compensation Committee and the Board of Directors approve all equity grants to NEOs.

Pursuant to his employment agreement, Mr. Pehlke has an annual equity performance based bonus plan (in addition to his annual cash bonus plan) under which he may be granted restricted shares valued at up to 65% of his base salary, which, if awarded, would vest on the third anniversary of the date of grant. This plan is covered in more detail in the section entitled “Employment Contracts and Compensation Arrangements — Richard W. Pehlke”.

Profit Sharing Plan

NNN has established a profit sharing plan for its employees, pursuant to which NNN provides matching contributions. Generally, all employees are eligible to participate following one year of service with NNN. Matching contributions are made in NNN’s sole discretion. Participants’ interests in their respective contribution account vests over 4 years, with 0.0% vested in the first year of service, 25.0% in the second year, 50.0% in the third year and 100.0% in the fourth year.

Retirement Plans

The amounts paid to the Company’s NEOs under the retirement plan are included in the column captioned “All Other Compensation” in the Summary Compensation Table directly below. The Company has established and maintains a retirement savings plan under Section 401(k) of the Internal Revenue Code of 1986 (the “Code”) to cover the Company’s eligible employees including the Company’s NEOs. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a tax deferred basis through contributions to the 401(k) Plan. The Company’s 401(k) Plan is intended to constitute a qualified plan under Section 401(k) of the Code and its associated trust is intended to be exempt from federal income taxation under Section 501(a) of the Code. The Company makes Company matching contributions to the 401(k) Plan for the benefit of the Company’s employees including the Company’s NEOs.

Personal Benefits and Perquisites

The amounts paid to the Company’s NEOs for personal benefits and perquisites are included in the column captioned “All Other Compensation” in the Summary Compensation Table below. Perquisites to which all of the Company’s NEOs are entitled include health, dental, life insurance, long-term disability, profit-sharing and a 401(k) savings plan, and 100% of the premium cost of health insurance for certain NEOs is paid for by the Company. In addition, Mr. Rose and Ms. Ehrenberg, former NEOs, were entitled to reimbursement for Supplemental Life Insurance premiums up to $2,500 per year, reimbursement of up to $3,000 per year for additional long term disability insurance, reimbursement for an annual physical up to $500 per year and payment of club dues/memberships up to $3,000 per year. In addition, Mr. Rose was entitled to reimbursement of additional club dues of $12,320 per year. Upon the closing of the Merger, Scott D. Peters, the Company’s former Chief Executive Officer and President had the right to receive up to $1,000,000 for a second residence in California, which right Mr. Peters irrevocably waived in January 2008.

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the calendar years ended December 31, 2007 and 2006 earned by or paid to the Company’s named executive officers for such full calendar years (by either NNN or the Company, as applicable, prior to the Merger, and by the Company subsequent to the Merger) and sets forth (i) with respect to calendar year ended December 31, 2007, the results of operations (of which compensation is a component) of NNN’s business for the full twelve month period and the results of operations of the Company’s business for the period December 8, 2007 through December 31, 2007, and (ii) with respect to calendar year ended December 31, 2006, the results of operations of NNN’s business only.

									Change in
									Pension Value
									and
								Non-Equity	Nonqualified
	Year						Option	Incentive Plan	Deferred	All Other
Name and	Ended	Salary		Bonus		Stock	Awards	Compensation	Compensation	Compensation
Principal Position	December	($)		($)		Awards($)(5)	($)(6)	($)	Earnings	($)(3)(7)(8)	Total

Mark E. Rose	2007	$527,600		$—		$1,583,344	$633,638	$62,900	—	$2,345,589(9)	$5,153,071
Former Chief Executive Officer	2006	500,000		377,368		458,329	534,129	—	—	16,878	1,886,704
Scott D. Peters	2007	587,808		1,825,800		2,610,555	91,250	—	—	655,621	5,771,034
Former Chief Executive Officer	2006	611,250		1,125,900	(2)	1,834,669	81,345			977,260	4,630,424
Richard W. Pehlke(10)	2007	299,500		200,000		49,770	198,808	—	—	—	748,078
Executive Vice President, and Chief Financial Officer	2006	—		—		—	—	—	—	—	—
Francene LaPoint	2007	350,000		280,800		763,913	73,000	—	—	24,090	1,491,803
Former Executive Vice President, Accounting and Finance	2006	277,899		270,720		237,500	65,076	—	—	23,449	874,644
Andrea R. Biller	2007	400,000		451,000		1,286,413	73,000	—	—	592,134	2,802,547
Executive Vice President, General Counsel and Corporate Secretary	2006	391,674		501,200	(2)	411,667	65,076	—	—	72,834	1,442,451
Maureen A. Ehrenberg	2007	360,000		—		166,646	—	74,100	—	1,219,186(9)	1,819,932
Former Executive Vice President, and President, Global Client Services	2006	360,000		247,326		166,680	—	—	—	2,650	776,656
Jeffrey T. Hanson	2007	350,000		500,350		3,410,352	45,625	—	—	425,106	4,731,433
Chief Investment Officer	2006	117,628	(1)	1,212,180	(4)	726,079	40,673	—	—	1,083	2,097,643

(1)	Mr. Hanson’s annual salary for fiscal 2006 was $250,000. The $117,628 represents amounts paid or to be paid to Mr. Hanson from July 29, 2006 (the date Mr. Hanson joined Grubb & Ellis Realty Investors, LLC (“GERI”); formerly Triple Net Properties, LLC) through December 31, 2006.

(2)	Bonus amounts include bonuses of $100,000 earned in fiscal 2006 to each of Mr. Peters and Ms. Biller upon the receipt by NNN from G REIT, Inc. (“G REIT”) a public non-traded real estate investment trust (“REIT”) that NNN sponsored, of net commissions aggregating $5 million or more from the sale of G REIT properties pursuant to a plan of liquidation approved by G REIT stockholders.

(3)	All other compensation also includes: (i) cash distributions based on membership interests of $159,418 and $50,000 earned by each of Mr. Peters and Ms. Biller from Grubb & Ellis Apartment Management, LLC for each of the calendar years ended December 31, 2007 and December 2006, respectively; and (ii) cash distributions based on membership interests of $413,546 and $0 earned by each of Messrs. Peters and Hanson and Ms. Biller from Grubb & Ellis Healthcare Management, LLC for each of the calendar years ended December 31, 2007 and December 2006, respectively.

(4)	Mr. Hanson was appointed GERI’s Managing Director, Real Estate on July 29, 2006. His bonus amount included a $750,000 sign-on bonus that was paid in September 2006. Amount also included a special bonus paid to Mr. Hanson pursuant to his employment agreement for being the procuring cause of at least $25 million in equity from new sources, which equity was received by GERI during the fiscal year, for real estate investments sourced by GERI.

(5)	The amounts shown are the amounts of compensation cost related to the grants of restricted stock, as well as the compensation expense associated with the accelerated vesting of the restricted stock at the Merger date, as described in Statement of Financial Accounting Standards No. 123R, utilizing the assumptions discussed in Note 23 to the consolidated financial statements included in Item 8 of this Report.

(6)	The amounts shown are the amounts of compensation cost related to the grants of stock options, as well as compensation expense associated with the accelerated vesting of the stock options at the Merger date, as described in Statement of Financial Accounting Standards No. 123R, utilizing the assumptions discussed in Note 23 to the consolidated financial statements included in Item 8 of this Report.

(7)	The amounts shown include the Company’s incremental cost for the provision to the named executive officers of certain specified perquisites in fiscal 2007 and 2006, as follows:

		Living	Travel	Tax Gross up	Medical & Dental
Named Executive Officer	Year	Expenses	Expenses	Payment	Premiums	Total

Mark E. Rose	2007	$—	$—	$—	$—	$—
	2006	—	—	—	—	—
Scott D. Peters	2007	27,314	29,573	0	8,340	65,227
	2006	24,557	31,376	853,668	1,043	910,644
Richard W. Pehlke	2007	—	—	—	—	—
	2006	—	—	—	—	—
Francene LaPoint	2007	—	—	—	6,660	6,660
	2006	—	—	—	833	833
Andrea R. Biller	2007	—	—	—	1,740	1,740
	2006	—	—	—	218	218
Maureen A. Ehrenberg	2007	—	—	—	—	—
	2006	—	—	—	—	—
Jeffrey T. Hanson	2007	—	—	—	8,340	8,340
	2006	—	—	—	1,043	1,043

(8)	The amounts shown also include the following 401(k) matching contributions made by the Company, income attributable to life insurance coverage and contributions to the profit-sharing plan in fiscal 2007 and 2006, as follows:

		401(k) Plan		Profit-Sharing Plan
		Company	Life Insurance	Company
Named Executive Officer	Year	Contributions	Coverage	Contributions	Total

Mark E. Rose	2007	$2,250	$2,700	$—	$4,950
	2006	2,200	2,400	—	4,600
Scott D. Peters	2007	3,100	120	14,210	17,430
	2006	—	116	16,500	16,616
Richard W. Pehlke	2007	—	—	—	—
	2006	—	—	—	—
Francene LaPoint	2007	3,100	120	14,210	17,430
	2006	6,000	116	16,500	22,616
Andrea R. Biller	2007	3,100	120	14,210	17,430
	2006	6,000	116	16,500	22,616
Maureen A. Ehrenberg	2007	2,250	1,040	—	3,290
	2006	2,200	450	—	2,650
Jeffrey T. Hanson	2007	3,100	120	—	3,220
	2006	—	40	—	40

(9)	Includes payments made on termination of employment in connection with a change of control, totaling $2,340,639 for Mr. Rose and $1,215,896 for Ms. Ehrenberg, to be paid over a 12-month period.

*	Table does not include Donald D. Olinger, the Company’s SVP and Chief Accounting Officer who provided services as the interim Chief Financial Officer of the Company for the approximately six week period from January 1, 2007 through February 14, 2007 prior to Mr. Pehlke joining the Company and subsequent to the departure of Mr. Pehlke’s predecessor. Nor does the table include Gary H. Hunt, who was appointed the Company’s Interim Chief Executive Officer in July 2008.

Grants of Plan-Based Awards

The following table sets forth information regarding the grants of plan-based awards made to its named executive officers for the fiscal year ended December 31, 2007.

				All Other
		All Other		Option Awards:	Exercise or
		Stock Awards:		Number of	Base Price	Grant Date Fair
		Number of		Securities	of Option	Value of Stock
	Grant	Shares of		Underlying	Awards	and Option
Name	Date	Stock or Units		Options(3)	($/Share)	Awards(4)

Mark E. Rose	3/8/07	71,158	(1)	—	$10.54	$750,000
Scott D. Peters	6/27/07	462,000	(1)	—	11.36	5,250,000
	12/7/07	528,000	(2)	—	6.43	3,396,000
Richard W. Pehlke	2/15/07	—		25,000	11.75	198,808
Francene LaPoint	6/27/07	26,400	(1)	—	11.36	300,000
Andrea R. Biller	6/27/07	26,400	(1)	—	11.36	300,000
Maureen A. Ehrenberg	—	—		—	—	—
Jeffery T. Hanson	6/27/07	17,600	(1)	—	11.36	200,000

(1)	Amounts shown with respect to Messrs. Peters and Hanson and Ms. LaPoint and Ms. Biller represent restricted stock, with a grant date of June 27, 2007, issued under NNN’s 2006 Long Term Incentive Plan, that vest in three equal installments on June 27, 2008, June 27, 2009 and June 27, 2010, subject to continued service with the Company. The stock award to Mr. Rose represents shares issued by the Company pursuant to his employment agreement as Chief Executive Officer in March, 2005, which shares became fully vested upon the Merger as a result of change in control provisions related to the award.

(2)	Amount shown represents shares of common stock received by Mr. Peters from Anthony W. Thompson on December 7, 2007 and which were subject to a five year vesting schedule and Mr. Peters’ continued employment with the Company.

(3)	Amount shown represents a stock option award granted to Mr. Pehlke in connection with his employment agreement with the Company, which becomes exercisable in three equal installments on the business day immediately preceding the first, second and third anniversaries of the grant date, generally subject to continued employment with the Company. The options have a maximum term of ten years.

(4)	The grant date fair value of the shares of restricted stock and stock options granted were computed in accordance with SFAS No. 123R.

*	Table does not include Gary H. Hunt, who was appointed the Company’s Interim Chief Executive Officer in July 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards held by the Company’s named executive officers at December 31, 2007:

	Option Awards					Stock Awards
	Number of	Number of				Number of		Market Value
	Securities	Securities				Shares or		of Shares
	Underlying	Underlying				Units of		or Units
	Unexercised	Unexercised	Option		Option	Stock That		of Stock That
	Options	Options	Exercise		Expiration	Have not		Have not
Name	Exercisable	Unexercisable(1)	Price		Date	Vested		Vested(4)

Mark E. Rose	500,000	—	$4.70		12/11/2009	—		$—
Scott D. Peters	29,333	14,667	11.36		11/16/2016	462,000	(2)	5,250,000
						528,000	(3)	3,396,000
Richard W. Pehlke	—	25,000	11.75		2/15/2017	—		—
Francene LaPoint	23,467	11,733	11.36		11/16/2016	26,400	(2)	300,000
Andrea R. Biller	23,467	11,733	11.36		11/16/2016	26,400	(2)	300,000
Maureen A. Ehrenberg	137,022	—	9.00	(5)	4/1/2008	—		—
Jeffery T. Hanson	14,667	7,333	11.36		11/16/2016	17,600	(2)	200,000

(1)	Amounts shown represent options granted in fiscal year 2007 and 2006 under NNN’s 2006 Long Term Incentive Plan that vest and become exercisable with respect to one-third of the underlying shares of the Company’s common stock on each of November 16, 2006, November 16, 2007 and November 16, 2008, subject to the executive’s continued employment with the Company, and have a maximum term of ten-years.

(2)	Amounts shown represent restricted stock granted on June 27, 2007 under NNN’s 2006 Long Term Incentive Plan. The June 27, 2007 restricted stock vests in three equal installments on June 27, 2008, June 27, 2009 and June 27, 2010, subject to continued service with the Company.

(3)	Represents shares of common stock received by Mr. Peters from Anthony W. Thompson on December 7, 2007 and which were subject to a five year vesting schedule and Mr. Peters’ continued employment with the Company.

(4)	The grant date fair value of the shares of restricted stock granted on June 27, 2007, as computed in accordance with SFAS No. 123R and is reflected in the table, Grants of Plan-Based Awards.

(5)	Amount represents the weighted average option exercise price for multiple awards, all expiring on April 1, 2008.

*	Table does not include Gary H. Hunt, who was appointed the Company’s Interim Chief Executive Officer in July 2008.

Employment Contracts and Compensation Arrangements

Gary H. Hunt

In July 2008, Mr. Hunt became Interim Chief Executive Officer of the Company. Mr. Hunt does not have an employment agreement with the Company. On August 28, 2008, the Compensation Committee of the Board of Directors determined that until the appointment of a permanent Chief Executive Officer and President, Mr. Hunt will be paid a monthly fee of $50,000. The Compensation Committee also determined that Mr. Hunt will not receive a bonus nor will he receive any additional compensation for his service as a member of our Board of Directors.

Scott D. Peters

*In July 2008, Mr. Peters resigned from the Company. The following is a description of the employment agreement under which Mr. Peters was employed during calendar year 2007.

In November, 2006, Mr. Peters entered into an executive employment agreement with the Company pursuant to which Mr. Peters served as the Chief Executive Officer and President of the Company. The agreement provided for an annual base salary of $550,000 per annum. His base salary was increased to $600,000 per annum upon the closing of the Merger. Mr. Peters was eligible to receive an annual discretionary bonus of up to 200% of his base salary. The executive employment agreement had an initial term of three (3) years, and on the final day of the original term, and on each anniversary thereafter, the term of the agreement could have been extended automatically for an additional year unless the Company or Mr. Peters provided at least one year’s written notice that the term would not be extended. In connection with the entering into of his executive employment agreement in November, 2006, Mr. Peters received 154,000 shares of restricted stock and 44,000 stock options at an exercise price of $11.36 per share, one-third of which options vest on the grant date, and the remaining options vest in equal installments on the first and second anniversary date of the option grant.

Mr. Peters was also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and was reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with his duties. The employment agreement contained confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

In the event the Company had terminated Mr. Peters’ employment for Cause (as defined in the executive employment agreement) or if he had voluntarily resigned without Good Reason (as defined in the executive employment agreement), Mr. Peters would have been entitled to accrued salary and any unreimbursed business expenses. In the event that Mr. Peters’ employment terminated because of the expiration of its term, death or disability, the Company would have paid any accrued salary, any unreimbursed business expenses, and a prorated performance bonus equal to the performance bonus (and in the case of termination for reason of death or disability, equal to the maximum target) that otherwise would have been payable to Mr. Peters in the fiscal year in which the termination occured had he continued employment through the last day of such fiscal year, prorated for the number of calendar months he was employed by the Company in such fiscal year. The prorated performance bonus would have been paid within 60 days after Mr. Peters’ date of termination, provided that he had executed and delivered to the Company a general release and was not in material breach of any of the provisions of the executive employment agreement.

In the event of termination of employment without Cause, or voluntary resignation with Good Reason, the Company would have paid any accrued salary, any unreimbursed business expenses and a severance benefit, in a lump sum cash payment, equal to Mr. Peters’ annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by a “severance benefit factor.” The “severance benefit factor” would have been determined as follows: (a) if the date of termination occurred during the original three year employment term, the “severance benefit factor” will be the greater of one, and the number of months from the date of termination to the last day of the original three year employment term, divided by 12, or (b) if the date of termination was after the original three year employment term, the “severance benefit factor” will equal one. Also, all options would have become fully vested.

In the event of a termination by the Company without Cause at any time within 90 days before, or 12 months after, a Change in Control (as defined in the executive employment agreement), or in the event of resignation for Good Reason within 12 months after a Change in Control, or if without Good Reason during the period commencing six months after a Change in Control and ending 12 months after a Change in Control, then the Company would have paid any accrued salary, any unreimbursed business expenses, and a severance benefit. The severance benefit would have been in a lump sum cash payment, equal to the annual salary plus the target bonus in the year of the termination, the sum of which would have been multiplied by three. Mr. Peters would have also received 100% of the Company’s paid health insurance coverage as provided immediately prior to the termination. The health insurance coverage would have continued for two years following termination of employment, or until Mr. Peters became covered under another employer’s group health insurance plan, whichever came first. Also, Mr. Peters would have become fully vested in his options. These severance benefits upon a Change of Control would have been paid 60 days after the date of termination, provided the execution and delivery to the Company of a general release and Mr. Peters was not in material breach of any of the provisions of his employment agreement. Any payment and benefits discussed in this paragraph regarding a termination associated with a Change in Control would have been in lieu of any payments and benefits that would otherwise be awarded in an executive’s termination.

If payments or other amounts had become due to Mr. Peters under his executive employment agreement or otherwise, and the excise tax imposed by the Internal Revenue Code Section 4999 had been applicable to such payments, the Company would have been required to pay a gross up payment in the amount of such excise tax plus the amount of income, excise and other taxes due as a result of the gross up payment. All determinations required to be made and the assumptions to be utilized in arriving at such determinations, with certain exceptions, would have been made by the Company’s independent certified public accountants serving immediately prior to the Change in Control.

Potential Payments upon Termination or Change in Control
Scott D. Peters

				Involuntary
				not for	Involuntary	Resignation
Executive Payments	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$3,162,500	$—	$3,162,500	$4,950,000	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	—	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Restricted Stock (unvested and accelerated)	—	—	—	8,646,000	—	8,646,000	8,646,000	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	2,086	—	2,086	2,086	—	—
Tax Gross-Up	—	—	—	—	—		968,996	—	—

Total Value	$—	$—	$—	$11,810,586	$—	$11,810,586	$14,567,082	$—	$—

Mark E. Rose

Upon the closing of the Merger on December 7, 2007, Mark E. Rose resigned as Chief Executive Officer of the Company.

Because Mr. Rose’s resignation took place following consummation of the Merger, a deemed Change of Control under his employment agreement, Mr. Rose was entitled to receive payment of two times his base salary and two times his applicable bonus, paid ratably over 12 months in accordance with the Company’s customary payroll practices. Mr. Rose and the Company amended this provision of his employment agreement such that the foregoing payments of base salary and bonus would be paid in eight (8) equal installments of one-twelfth (1/12) in January, February, July, August, September, October, November and December of 2008 and one installment of four-twelfths (4/12) in June 2008. In addition, upon consummation of the Merger, Mr. Rose’s stock options became fully vested and he has 24 months to exercise the unexercised options. The Company’s payment of any amounts to Mr. Rose upon his termination following the Merger was contingent upon Mr. Rose executing a release in a form that has been pre-negotiated by Mr. Rose and the Company, which Mr. Rose has executed and delivered.

Prior to that time, pursuant to an employment agreement, which became effective March 2005, Mr. Rose served as the Company’s Chief Executive Officer and also served on the Company’s Board of Directors, at an annual base salary of $500,000. In addition, Mr. Rose was entitled to receive target bonus compensation at a target level of at least two times his base salary based upon annual performance goals to be established by the Compensation Committee of the Company. At the time of the commencement of his employment with the Company, the Company paid Mr. Rose a sign-on bonus of $2,083,000 and he received non-qualified stock options, exercisable at the then current market price ($4.70 per share), to purchase up to 500,000 shares of the

Company’s common stock. Mr. Rose received on the effective date and on each of the first and second anniversaries thereof, annual grants of $750,000 worth of restricted shares of the Company’s common stock. The first grant of 159,575 restricted shares of the Company’s common stock was granted on March 8, 2005 at a per share price of $4.70 (equal to the market price of the Company’s common stock on the date immediately preceding the grant date). The second grant of 64,158 restricted shares of the Company’s common stock was granted on March 8, 2006 at a per share price of $11.69 (equal to the market price of the Company’s common stock on the date immediately preceding the grant date). The third grant of 71,158 restricted shares of the Company’s common stock was granted on March 8, 2007, at a per share price of $10.54 (equal to the market price of the Company’s common stock on the date immediately preceding the grant date). Both the stock options and all of the restricted shares were vested prior to December 7, 2007 or became vested on December 7, 2007 as a result of a Change of Control of the Company following the Merger. Mr. Rose was also entitled to participate in the Company’s Long Term Incentive Compensation Plan at a target of 65% of his base salary. Mr. Rose was also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and was reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with his duties.

Richard W. Pehlke

Effective February 15, 2007, Mr. Pehlke and the Company entered into a three-year employment agreement pursuant to which Mr. Pehlke serves as the Company’s Executive Vice President and Chief Financial Officer at an annual base salary of $350,000. In addition, Mr. Pehlke is entitled to receive target bonus cash compensation of up to 50% of his base salary based upon annual performance goals to be established by the Compensation Committee of the Company. Mr. Pehlke is also eligible to receive a target annual performance based equity bonus of 65% of his base salary based upon annual performance goals to be established by the Compensation Committee. The equity bonus is payable in restricted shares that vest on the third anniversary of the date of the grant. Mr. Pehlke was also granted stock options to purchase 25,000 shares of the Company’s common stock which have a term of 10 years, are exercisable at $11.75 per share (equal to the market price of the Company’s common stock on the date immediately preceding the grant date) and vest ratably over three years.

Mr. Pehlke is also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and is reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with her duties. The employment agreement contains confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

The employment agreement is terminable by the Company upon Mr. Pehlke’s death or incapacity or for Cause (as defined in the employment agreement), without any additional compensation other than what has accrued to Mr. Pehlke as of the date of any such termination, except that in the case of death or incapacity, any unvested restricted shares automatically vest.

In the event that Mr. Pehlke is terminated without Cause, or if Mr. Pehlke terminates the agreement for Good Reason (as defined in the employment agreement), Mr. Pehlke is entitled to receive his annual base salary, payable in accordance with the Company’s customary payroll practices, for the balance of the term of the agreement or 24 months, whichever is less (subject to the provisions of Section 409A of the Internal Revenue Code) and all then unvested options shall automatically vest. The Company’s payment of any amounts to Mr. Pehlke upon his termination without Cause or for Good Reason is contingent upon him executing the Company’s then standard form of release.

In addition, in the event that Mr. Pehlke is terminated without Cause or resigns for Good Reason upon a Change in Control (as defined in the employment agreement) or within six months thereafter or three months prior to a Change of Control, in contemplation thereof, Mr. Pehlke is entitled to receive two times his base salary payable in accordance with the Company’s customary payroll practices (subject to the provisions of Section 409A of the Internal Revenue Code) plus an amount equal to 50% of his base salary payable in cash on each of the next two immediately following dates when similar annual cash bonus compensation is paid to other executive officers of the Company (but in no event later then March 15th of the calendar year following the calendar year to which such bonus payment relates). In addition, upon a Change in Control, all then unvested options and restricted shares automatically vest. The Company’s payment of any amounts to Mr. Pehlke upon his termination upon a Change of Control is contingent upon his executing the Company’s then standard form of release.

Potential Payments upon Termination or Change in Control
Richard W. Pehlke

Involuntary
				not for	Involuntary	Resignation
Executive Payments	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$700,000	$—	$700,000	$700,000	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	$350,000	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)(1)	—	—	—	—	—	—	—	—	—
Restricted Stock (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	—	—	—	—	—	—
Tax Gross-Up	—	—	—	—	—	—	—	—	—

Total Value	$—	$—	$—	$700,000	$—	$700,000	$1,050,000	$—	$—

(1)	Mr. Pehlke’s agreement provides for immediate vesting of all stock options in the event of involuntary termination not for cause, resignation for good reason, or in the event of change in control; the option exercise price is $11.75 and the closing price on the NYSE on December 31, 2007 was $6.41, therefore, as of December 31, 2007, Mr. Pehlke’s options were out of the money.

Andrea R. Biller

In November 2006, Ms. Biller entered into an executive employment agreement with the Company pursuant to which Ms. Biller serves as the Company’s General Counsel, Executive Vice President and Corporate Secretary. The agreement provides for an annual base salary of $400,000 per annum. Ms. Biller is eligible to receive an annual discretionary bonus of up to 150% of her base salary. The executive employment agreement has an initial term of three (3) years, and on the final day of the original term, and on each anniversary thereafter, the term of the agreement is extended automatically for an additional year unless the Company or Ms. Biller provides at least one year’s written notice that the term will not be extended. In connection with the entering into of her employment agreement in November 2006, Ms. Biller received 114,400 shares of restricted stock and 35,200 stock options at an exercise price of $11.36 per share, one-third of which options vest on the grant date, and the remaining options vest in equal installments on the first and second anniversary date of the option grant.

Ms. Biller is also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and is reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with her duties. The executive employment agreement contains confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

In the event the Company terminates Ms. Biller’s employment for Cause (as defined in the executive employment agreement) or if she voluntarily resigns without Good Reason (as defined in the executive employment agreement), Ms. Biller is entitled to accrued salary and any unreimbursed business expenses. In the event that Ms. Biller’s employment terminates because of the expiration of her term, death or disability, the Company will pay an accrued salary, any unreimbursed business expenses, and a prorated performance bonus equal to the performance bonus (and in the case of termination for reason of death or disability, equal to the maximum target) that otherwise would have been payable to Ms. Biller in the fiscal year in which the termination occurs had she continued employment through the last day of such fiscal year, prorated for the number of calendar months she was employed by the Company in such fiscal year. The prorated performance bonus will be paid within 60 days after Ms. Biller’s date of termination, provided that she executes and delivers to the Company a general release and is not in material breach of any of the provisions of the executive employment agreement.

In the event of termination of employment without Cause, or voluntary resignation with Good Reason, the Company will pay any accrued salary, any unreimbursed business expenses and a severance benefit, in a lump sum cash payment, equal to Ms. Biller’s annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by a “severance benefit factor.” The “severance benefit factor” will be determined as follows: (a) if the date of termination occurs during the original three year employment term, the “severance benefit factor” will be the greater of one, and the number of months from the date of termination to the last day of the original three year employment term, divided by 12, or (b) if the date of termination is after the original three year employment term, the “severance benefit factor” will equal one. Also, all options will become fully vested.

In the event of a termination by the Company without Cause at any time within 90 days before, or 12 months after, a Change in Control (as defined in the executive employment agreement), or in the event of resignation for Good Reason within 12 months after a change in control, or if without Good Reason during the period commencing six months after a Change in Control and ending 12 months after a Change in Control, then the Company will pay any accrued salary, any unreimbursed business expenses, and a severance benefit. The severance benefit will be in a lump sum cash payment, equal to the annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by three. Ms. Biller will also receive 100% of the Company’s paid health insurance coverage as provided immediately prior to the termination. The health insurance coverage will continue for two years following termination of employment, or until Ms. Biller becomes covered under another employer’s group health insurance plan, whichever comes first. Also, Ms. Biller will become fully vested in her options and restricted shares. These severance benefits upon a Change in Control will be paid 60 days after the date of termination, provided the execution and delivery to the Company of a general release and Ms. Biller is not in material breach of any of the provisions of her employment agreement. Any payment and benefits discussed in this paragraph regarding a termination associated with a Change in Control will be in lieu of any payments and benefits that would otherwise be awarded in an executive’s termination.

If payments or other amounts become due to Ms. Biller under her employment agreement or otherwise, and the excise tax imposed by the Internal Revenue Code Section 4999 applies to such payments, the Company is required to pay a gross up payment in the amount of this excise tax plus the amount of income, excise and other taxes due as a result of the gross up payment. All determinations required to be made and the assumptions to be utilized in arriving at such determinations, with certain exceptions, will be made by the Company’s independent certified public accountants serving immediately prior to the Change in Control.

Potential Payments upon Termination or Change in Control
Andrea R. Biller

				Involuntary
				Not for	Involuntary	Resignation
Executive Payments	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$1,916,667	$—	$1,916,667	$3,000,000	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	—	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Restricted Stock (unvested and accelerated)	—	—	—	300,000	—	300,000	300,000	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	436	—	436	436	—	—
Tax Gross-Up	—	—	—	—	—	—	1,343,817	—	—

Total Value	$—	$—	$—	$2,217,103	$—	$2,217,103	$4,644,253	—	—

Francene LaPoint

*Effective October 2008, Ms. LaPoint resigned from the Company. The following is a description of the employment agreement under which Ms. LaPoint was employed during calendar year 2007.

In November, 2006, Ms. LaPoint entered into an executive employment agreement to serve as NNN’s Chief Financial Officer. Upon the closing of the Merger, Ms. LaPoint’s title with the Company was changed to Executive Vice President, Accounting and Finance. The executive employment agreement provided for an annual base salary of $350,000 per annum. Ms. LaPoint was eligible to receive an annual discretionary bonus of up to 100% of her base salary. The executive employment agreement had an initial term of three (3) years, and on the final day of the original term, and on each anniversary thereafter, the term of the agreement could have been extended automatically for an additional year unless the Company or Ms. LaPoint provided at least one year’s written notice that the term would not be extended. In connection with the entering into of her executive employment agreement in November, 2006, Ms. LaPoint received 66,000 shares of restricted stock and 35,200 stock options at an exercise price of $11.36 per share, one-third of which options vested on the grant date, and the remaining options were to vest in equal installments on the first and second anniversary dates of the option grant.

Ms. LaPoint was also entitld to participate in the Company’s health and other benefit plans generally afforded to executive employees and was reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with her duties. The executive employment agreement contained confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

In the event the Company terminated Ms. LaPoint’s employment for Cause (as defined in the executive employment agreement) or if she voluntarily resigns without Good Reason (as defined in the executive employment agreement), Ms. LaPoint was entitled to accrued salary and any unreimbursed business expenses. In the event that Ms. LaPoint’s employment terminated because of the expiration of its, death or disability, the Company would have paid an accrued salary, any unreimbursed business expenses, and a prorated performance bonus equal to the performance bonus (and in the case of termination for reason of death or disability, equal to the maximum target) that otherwise would have been payable to Ms. LaPoint in the fiscal year in which the termination occurred had she continued employment through the last day of such fiscal year, prorated for the number of calendar months she was employed by the Company in such fiscal year. The prorated performance bonus would have been paid within 60 days after Ms. LaPoint’s date of termination, provided that she had executed and delivered to the Company a general release and was not in material breach of any of the provisions of the executive employment agreement.

In the event of termination of employment without Cause, or voluntary resignation with Good Reason, the Company would have paid any accrued salary, any unreimbursed business expenses and a severance benefit, in a lump sum cash payment, equal to Ms. LaPoint’s annual salary plus the target bonus in the year of the termination, the sum of which would have been multiplied by a “severance benefit factor.” The “severance benefit factor” would have been determined as follows: (a) if the date of termination occured during the original three year employment term, the “severance benefit factor” would have been the greater of one, and the number of months from the date of termination to the last day of the original three year employment term, divided by 12, or (b) if the date of termination was after the original three year employment term, the “severance benefit factor” will equal one. Also, all options would have become fully vested.

In the event of a termination by the Company without Cause at any time within 90 days before, or 12 months after, a Change in Control (as defined in the executive employment agreement), or in the event of resignation for Good Reason within 12 months after a Change in Control, or if without Good Reason during the period commencing six months after a Change in Control and ending 12 months after a Change in Control, then the Company would have paid any accrued salary, any unreimbursed business expenses, and a severance benefit. The severance benefit would have been in a lump sum cash payment, equal to the annual salary plus the target bonus in the year of the termination, the sum of which would have been multiplied by three. Ms. LaPoint would have also received 100% of the Company’s paid health insurance coverage as provided immediately prior to the termination. The health insurance coverage would have continued for two years following termination of employment, or until Ms. LaPoint became covered under another employer’s group health insurance plan, whichever came first. Also, Ms. LaPoint would have become fully vested in her options. These severance benefits upon a Change in Control would have been paid 60 days after the date of termination, provided the execution and delivery to the Company of a general release and Ms. LaPoint was not in material breach of any of the provisions of her employment agreement. Any payment and benefits discussed in this paragraph regarding a termination associated with a Change in Control would have been in lieu of any payments and benefits that would otherwise be awarded in an executive’s termination.

If payments or other amounts which would have become due to Ms. LaPoint under her employment agreement or otherwise, and the excise tax imposed by the Internal Revenue Code Section 4999 applies to such payments, the Company would have been required to pay a gross up payment in the amount of such excise tax plus the amount of income, excise and other taxes due as a result of the gross up payment. All determinations required to be made and the assumptions to be utilized in arriving at such determinations, with certain exceptions, would have been made by the Company’s independent certified public accountants serving immediately prior to the Change in Control.

Potential Payments upon Termination or Change in Control
Francene LaPoint

				Involuntary
				Not for	Involuntary	Resignation
	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
Executive Payments upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$1,341,667	$—	$1,341,667	$2,100,000	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	—	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Restricted Stock (unvested and accelerated)	—	—	—	300,000	—	300,000	300,000	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	436	—	436	436	—	—
Tax Gross-Up	—	—	—	—	—	—	806,788	—	—

Total Value	$—	$—	$—	$1,642,103	$—	$1,642,103	$3,207,244	$—	$—

Jeffrey T. Hanson

In November, 2006, Mr. Hanson entered into an executive employment agreement with the Company pursuant to which Mr. Hanson serves as the Company’s Chief Investment Officer. The agreement provides for an annual base salary of $350,000 per annum. Mr. Hanson is eligible to receive an annual discretionary bonus of up to 100% of his base salary. The executive employment agreement has an initial term of three (3) years, and on the final day of the original term, and on each anniversary thereafter, the term of the agreement is extended automatically for an additional year unless the Company or Mr. Hanson provides at least one year’s written notice that the term will not be extended. In connection with the entering into of his executive employment agreement in November, 2006, Mr. Hanson received 44,000 shares of restricted stock and 22,000 stock options at an exercise price of $11.36 per share, one-third of which options vest on the grant date, and the remaining options vest in equal installments on the first and second anniversary date of the option grant. Mr. Hanson is entitled to receive a special bonus of $250,000 if, during the applicable fiscal year, (x) Mr. Hanson is the procuring cause of at least $25 million of equity from new sources, which equity is actually received by the Company during such fiscal year, for real estate investments sourced by the Company, and (y) Mr. Hanson is employed by the Company on the last day of such fiscal year.

Mr. Hanson is also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and is reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with his duties. The executive employment agreement contains confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

In the event the Company terminates Mr. Hanson’s employment for Cause (as defined in the executive employment agreement) or if he voluntarily resigns without Good Reason (as defined in the executive employment agreement), Mr. Hanson is entitled to accrued salary and any unreimbursed business expenses. In the event that Mr. Hanson’s employment terminates because of the expiration of its term, death or disability, the Company will pay an accrued salary, any unreimbursed business expenses, and a prorated performance bonus equal to the performance bonus (and in the case of termination for reason of death or disability, equal to the maximum target) that otherwise would have been payable to Mr. Hanson in the fiscal year in which the termination occurs had he continued employment through the last day of such fiscal year, prorated for the number of calendar months he was employed by the Company in such fiscal year. The prorated performance bonus will be paid within 60 days after Mr. Hanson’s date of termination, provided that he executes and delivers to the Company a general release and is not in material breach of any of the provisions of the executive employment agreement.

In the event of termination of employment without Cause, or voluntary resignation with Good Reason, the Company will pay any accrued salary, any unreimbursed business expenses and a severance benefit, in a lump sum cash payment, equal to Mr. Hanson’s annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by a “severance benefit factor.” The “severance benefit factor” will be determined as follows: (a) if the date of termination occurs during the original three year employment term, the “severance benefit factor” will be the greater of one, and the number of months from the date of termination to the last day of the original three year employment term, divided by 12, or (b) if the date of termination is after the original three year employment term, the “severance benefit factor” will equal one. Also, all options will become fully vested.

In the event of a termination by the Company without Cause at any time within 90 days before, or 12 months after, a Change in Control (as defined in the executive employment agreement), or in the event of resignation for Good Reason within 12 months after a Change in Control, or if without Good Reason during the period commencing six months after a Change in Control and ending 12 months after a Change in Control, then the Company will pay any accrued salary, any unreimbursed business expenses, and a severance benefit. The severance benefit will be in a lump sum cash payment, equal to the annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by three. Mr. Hanson will also receive 100% of the Company’s paid health insurance coverage as provided immediately prior to the termination. The health insurance coverage will continue for two years following termination of employment, or until Mr. Hanson becomes covered under another employer’s group health insurance plan, whichever comes first. Also, Mr. Hanson will become fully vested in his options and restricted shares. Mr. Hanson’s executive employment agreement further provides for an additional severance benefit equal to the lesser of (x) one percent of the amount of equity from new sources not previously related to the Company or any of its subsidiaries, for which Mr. Hanson is the procuring cause in the Company’s fiscal year in which the date of termination occurs, which equity is actually received by the Company or any of its subsidiaries during such fiscal year, for real estate investments sourced by the Company or any of its subsidiaries, or (y) $250,000, if he is discharged by the Company without Cause, or he voluntarily resigns for Good Reason. The additional severance benefit to Mr. Hanson will be in lieu of the $250,000 special bonus to Mr. Hanson in respect of the fiscal year in which his termination of employment occurs.

These severance benefits upon a Change in Control will be paid 60 days after the date of termination, provided the execution and delivery to the Company of a general release and Mr. Hanson is not in material breach of any of the provisions of his employment agreement. Any payment and benefits discussed in this paragraph regarding a termination associated with a Change in Control will be in lieu of any payments and benefits that would otherwise be awarded in an executive’s termination.

If payments or other amounts become due to Mr. Hanson under his executive employment agreement or otherwise, and the excise tax imposed by the Internal Revenue Code Section 4999 applies to such payments, the Company is required to pay a gross up payment in the amount of this excise tax plus the amount of income, excise and other taxes due as a result of the gross up payment. All determinations required to be made and the assumptions to be utilized in arriving at such determinations, with certain exceptions, will be made by the Company’s independent certified public accountants serving immediately prior to the Change in Control.

Potential Payments upon Termination or Change in Control
Jeffrey T. Hanson

				Involuntary
				Not for	Involuntary	Resignation
	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
Executive Payments upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$1,341,667	$—	$1,341,667	$2,100,000	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	—	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Restricted Stock (unvested and accelerated)	—	—	—	200,000	—	200,000	200,000	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	2,086	—	2,086	2,086	—	—
Tax Gross-Up	—	—	—	—	—	—	2,789,450	—	—

Total Value	$—	$—	$—	$1,543,753	$—	$1,543,753	$5,091,536	$—	$—

Maureen A. Ehrenberg

Ms. Ehrenberg resigned from the Company effective December 31, 2007. In connection with the cessation of her employment with the Company and in consideration for a release, Ms. Ehrenberg will receive a total of $1,215,896 payable in equal semi-monthly payments over the twelve months ended December 31, 2008.

Prior to that time, pursuant to an employment agreement, which became effective June 6, 2005, Ms. Ehrenberg served as the Company’s Executive Vice President and as the President of both Grubb & Ellis Management Services, Inc. and the Company’s Global Client Services, at an annual base salary of $360,000. In addition, Ms. Ehrenberg was entitled to receive target bonus compensation of up to 80% of her base salary based upon annual performance goals to be established by the Compensation Committee of the Company. Ms. Ehrenberg was also granted $500,000 worth of restricted shares of the Company’s common stock, or 84,746 shares, at a per share price of $5.90 (equal to the market price of the Company’s common stock on the date immediately preceding the grant date). All of the restricted shares vested on December 7, 2007 as a result of a Change in Control of the Company following the Merger. Ms. Ehrenberg was also entitled to participate in the Company’s Long Term Incentive Compensation Plan at a target of 65% of her base salary. Ms. Ehrenberg was also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and was reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with her duties.

Directors’ Compensation

Pursuant to the FPL Associates Compensation report obtained by the Board of Directors in contemplation of the Merger, directors’ compensation was further reviewed and revised in December 2007.

Only individuals who serve as directors and are otherwise unaffiliated with the Company (“Outside Directors”) receive compensation for serving on the Board and on its committees. Outside Directors are compensated for serving on the Board with a combination of cash and equity based compensation which includes annual grants of restricted stock, an annual retainer fee, meeting fees and chairperson fees. Directors are also reimbursed for out-of-pocket travel expenses incurred in attending Board and committee meetings.

Philosophy

Prior to December 2007, compensation for Outside Directors consisted of a retainer of $40,000 per annum, a fee of $1,500 for each meeting of the Board or one of its committees attended in person and a fee of $1,000 for each meeting (up to six meetings) of the Board or one of its committees attended telephonically. In addition, the chairperson of the Audit Committee received a fee at the rate of $10,000 per annum and the chairperson of each of the Board’s other standing committees received a fee of $5,000 per annum. The foregoing fees with respect to committee attendance pertain only to standing committees of the Board and do not pertain to any special or ad hoc committees, compensation for which is determined on a case-by-case basis.

Pursuant to the FPL Associates Compensation report, Board compensation was adjusted in December 2007 as follows: (i) an annual retainer fee of $50,000 per annum; (ii) a fee of $1,500 for each regular meeting of the board of directors attended in person or telephonically; (iii) a fee of $1,500 for each standing committee member of the board of directors attended in person or telephonically; and (iv) $60,000 worth of restricted shares of common stock issued at the then current market price of the common stock, to vest ratably in equal annual installments over three years, except in the event of a Change in Control, in which event vesting is accelerated. In addition, the chairperson of the Audit Committee receives a fee of $15,000 per annum, the chairperson of the Compensation Committee receives a fee of $10,000 per annum and the chairperson of the Corporate Governance and Nominating Committee receives a fee of $7,500 per annum. On March 12, 2008 the Compensation Committee, in consultation with FPL Associates Compensation, revised the compensation arrangements for the non-executive Chairman of the Board to provide for an annual aggregate retainer fee of $80,000, an aggregate of $140,000 worth of restricted stock per annum and an expense allowance of $25,000 per annum. Outside Directors are also required to commit to an equity position in the Company over five years in the amount equal to $250,000 worth of common stock which may include annual restricted stock grants to the directors. Directors are also to be reimbursed for out of pocket travel expenses incurred in attending Board meetings.

Effective September 20, 2006, each of Rodger D. Young, Robert J. McLaughlin, Anthony G. Antone and F. Joseph Moravec, received their annual restricted stock grant of 5,446 shares of common stock which is based upon the closing price of the Company’s common stock on September 20, 2006, which was $9.18.

Effective November 16, 2006, each of Glenn L. Carpenter, Harold H. Greene, Gary H. Hunt and D. Fleet Wallace received a grant of 8,800 shares of restricted stock from NNN.

Effective June 27, 2007 each of Glenn L. Carpenter, Harold H. Greene, Gary H. Hunt and D. Fleet Wallace received a grant of 11,000 shares of restricted stock from NNN.

Effective September 20, 2007, each of Rodger D. Young, Robert J. McLaughlin, Anthony G. Antone and F. Joseph Moravec received their annual restricted stock grant of 5,291 shares of common stock which is based upon the closing price of the Company’s common stock on September 20, 2007, which was $9.45.

Effective December 10, 2007, each of the Company’s Outside Directors appointed following the Merger, Glenn L. Carpenter, Harold H. Greene, Gary H. Hunt (who, prior to his appointment as the Company’s Interim Chief Executive Officer in July 2008, was an Outside Director of the Company), C. Michael Kojaian, and D. Fleet Wallace received their initial, and each of the Company’s then current outside directors, Rodger D. Young and Robert J. McLaughlin, received their annual, restricted stock grant of 8,996 shares of common stock which is based upon the closing price of the Company’s common stock on December 10, 2007, which was $6.67.

Director Compensation Table

	Fees Earned
	or Paid in	Stock
Director	Cash(1)	Awards(2)(3)	Total

Glenn L. Carpenter	$44,000	$89,294	$133,294
Harold H. Greene	69,133	89,294	158,427
Gary H. Hunt	68,667	89,294	157,961
C. Michael Kojaian	1,500	1,667	3,167
Robert J. McLaughlin	91,000	130,833	221,833
D. Fleet Wallace	60,500	89,294	149,794
Rodger D. Young	78,750	130,833	209,583

(1)	Represents annual retainers plus all meeting and committee attendance fees earned by non-employee directors in 2007.

(2)	The amounts shown are the compensation costs recognized by the Company in 2007 in accordance with SFAS No. 123R, Share-Based Payment (“SFAS No. 123R”). Includes $66,666 in compensation expense for each for Messrs. Carpenter, Greene, Hunt and Wallace related to the accelerated vesting of the restricted stock issued in November 2006 upon the closing of the Merger. Each of the Outside Directors received a grant of 8,996 shares on December 10, 2007 which vest in three equal increments on each of the next three annual anniversary dates of the grant. The grant date fair value of the 8,996 shares of restricted stock was $60,000, as computed in accordance with SFAS No. 123R, based on a market price of $6.67 per share on the date of grant. In addition, Messrs. Carpenter, Greene, Hunt and Wallace each received a grant of 11,000 shares of restricted stock on June 27, 2007, which also vest in three equal increments on each of the next three annual anniversary dates of the grant. The grant date fair value of the 11,000 shares of restricted stock was $125,000 based on a value of $11.36 per share on the date of grant.

(3)	The following table shows the aggregate number of unvested stock awards and option awards granted to non-employee directors and outstanding as of December 31, 2007:

		Stock Awards
	Options Outstanding	Outstanding at
Director	at Fiscal Year End	Fiscal Year End

Glenn L. Carpenter	0	19,996
Harold H. Greene	0	19,996
Gary H. Hunt	0	19,996
C. Michael Kojaian	0	8,996
Robert J. McLaughlin	10,000	8,996
D. Fleet Wallace	0	19,996
Rodger D. Young	10,000	8,996

Stock Ownership Policy for Outside Directors

On December 10, 2007, the Compensation Committee adopted a new charter which, among other things, revised the stock ownership policy for Outside Directors initially adopted by the Board in October 2005. Under the policy, Outside Directors are required to accumulate an equity position in the Company over five years in an amount equal to $250,000 worth of common stock (the previous policy required an accumulation of $200,000 worth of common stock over a five year period). Shares of common stock acquired by Outside Directors pursuant to the restricted stock grants can be applied toward this equity accumulation requirement.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the year ended December 31, 2007, without giving effect to the Merger, were Robert J. McLaughlin, Chair, and Rodger D. Young. Upon the effectiveness of the Merger, Glenn L. Carpenter and Gary H. Hunt joined the Compensation Committee, and Mr. Carpenter replaced Mr. McLaughlin as Chairman of the Committee. In February, 2008 when Mr. Carpenter became Chairman of the Board, replacing Anthony W. Thompson, he resigned from the Compensation Committee. Mr. Hunt became the Chairman of the Compensation Committee and D. Fleet Wallace joined the Compensation Committee. In July 2008, when Mr. Hunt became the Company’s Interim Chief Executive Officer, he resigned from the Compensation Committee, Mr. Wallace became the Chairman of the Compensation Committee and Mr. Kojaian joined the Compensation Committee. Accordingly, the current members of the Compensation Committee are D. Fleet Wallace, Chair, C. Michael Kojaian, Robert J. McLaughlin and Rodger D. Young. None of the current members of the Compensation Committee is or was a current or former officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K of the SEC Rules and Regulations. During the year ended December 31, 2007, none of the executive officers of the Company served as a member of the board of directors or compensation committee of any other company that had one or more of its executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis presented in the Company’s Annual Report on Form 10-K as filed with the SEC on March 17, 2008 (“Annual Report”). Based on such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report.

The Compensation Committee
D. Fleet Wallace, Chair
C. Michael Kojaian
Robert J. McLaughlin
Rodger D. Young

The above Compensation Committee Report is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Review Policy

The Company recognizes that transactions between the Company and any of its directors, officers or principal stockholders or an immediate family member of any director, executive officer or principal stockholder can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. The Company also recognizes, however, that there may be situations in which such transactions may be in, or may not be inconsistent with, the best interests of the Company.

The review and approval of related party transactions are governed by the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is a part of the Company’s Employee Handbook, a copy of which is distributed to each of the Company’s employees at the time that they begin working for the Company, and the Company’s Salespersons Manual, a copy of which is distributed to each of the Company’s brokerage professionals at the time that they begin working for the Company. The Code of Business Conduct and Ethics is also available on the Company’s website at www.grubb-ellis.com.

In order to ensure that related party transactions are fair to the Company and no worse than could have been obtained through “arms-length” negotiations with unrelated parties, such transactions are monitored by the Company’s management and regularly reviewed by the Audit Committee, which independently evaluates the benefit of such transactions to the Company’s stockholders. Pursuant to the Audit Committee’s charter, on a quarterly basis, management provides the Audit Committee with information regarding related party transactions for review and discussion by the Audit Committee and, if appropriate, the Board of Directors. The Audit Committee, in its discretion, may approve, ratify, rescind or take other action with respect to a related party transaction or, if necessary or appropriate, recommend that the Board of Directors approve, ratify, rescind or take other action with respect to a related party transaction.

In addition, each director and executive officer annually delivers to the Company a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director, executive officer, or their respective family members, and the Company participates, and in which the director, executive officer, or such family member, has a material interest.

Related Party Transactions

Unless otherwise noted, the following are descriptions of certain transactions as of December 31, 2007, in which the Company was a participant and in which any of the Company’s directors, executive officers, principal stockholders or any immediate family member of any director, executive officer or principal stockholder had or may have had direct or indirect material interest.

Grubb & Ellis Realty Advisors, Inc. (“GERA”)

The Company owned 5,667,719 shares, or approximately 19%, of the issued and outstanding common stock of GERA, a special purpose acquisition company organized by the Company to acquire one or more United States commercial real estate properties and/or assets. C. Michael Kojaian, a director of the Company, and Kojaian Ventures, LLC, an entity with which Mr. Kojaian is affiliated and in which Mr. Kojaian has a substantial economic interest, collectively owned approximately 6.4% of the outstanding common stock of GERA. Mr. Kojaian was the Chairman of the Board and Chief Executive Officer of GERA. Mark Rose, the former Chief Executive Officer of the Company, was a director of GERA and Richard W. Pehlke, the Chief Financial Officer of the Company, was also the Chief Financial Officer of GERA.

As consideration for serving as initial directors to GERA, during fiscal 2006, the Company transferred 41,670 shares of GERA’s common stock from the Company’s initial investment to each of the initial directors of GERA, including Messrs. Kojaian and Rose.

Pursuant to an agreement with Deutsche Bank Securities Inc., the Company agreed to purchase, during the period commencing May 3, 2006 and ending on June 28, 2006, to the extent available in the public marketplace, up to $3.5 million of the warrants issued in connection with GERA’s initial public offering (the “IPO”) if the public price per warrant was $0.70 or less. The Company agreed to purchase such warrants pursuant to an agreement in accordance with the guidelines specified by Rule 10b5-1 under the Exchange Act, through an independent broker-dealer registered under Section 15 of the Exchange Act that did not participate in the IPO. In addition, the Company further agreed that any such warrants purchased by it would not be sold or transferred until the completion of a business combination by GERA. On June 28, 2006, the Company agreed to a 60-day extension of this agreement, through August 27, 2006. Pursuant to such agreement, as extended, the Company purchased an aggregate of approximately 4.6 million warrants of GERA for an aggregate purchase price of approximately $2.2 million, or approximately $0.47 per warrant, excluding commissions of approximately $186,000.

The Company agreed that, through the consummation of an initial business combination or liquidation by GERA, the Company would make available to GERA office space, utilities and secretarial support for general and administrative purposes as GERA required from time to time. GERA agreed to pay the Company $7,500 per month for these services. During 2007, GERA paid the Company an aggregate amount of approximately $90,000 for such services.

At the time of the IPO, GERA entered into a Master Agreement for Services (“MSA”) with the Company, whereby the Company would serve as the exclusive agent with respect to commercial real estate brokerage and consulting services relating to real property acquisitions, dispositions as well as agency leasing. The initial term of the MSA is five years and is cancelable based on certain conditions as defined.

Additionally, at the time of the IPO, GERA entered into a Property Management Agreement (“PMA”) with the Company’s wholly owned subsidiary, Grubb & Ellis Management Services (“GEMS”), whereby GEMS would serve as sole exclusive managing agent for all real property acquired by GERA. Under the PMA, GEMS is entitled to a monthly management fee equal to the greater of (a) three percent of a property’s monthly gross cash receipts from the operations of the property, and (b) a minimum monthly fee to be determined by mutual agreement based upon then current market prices and terms for services for comparable projects. In addition, GERA was required to reimburse GEMS for salaries and other expenses paid or incurred by GEMS that are directly related to managing the asset or assets. The initial term of the PMA was 12 months from the date of the consummation of a business combination and could be automatically renewed for successive terms, each with a duration of one year unless otherwise terminated in accordance with its terms. Either party could have terminated with 60 days notice.

Finally, at the time of the IPO, GERA entered into a Master Agreement for Project Management Services with the Company. The project management agreement contained a 60-day cancellation provision by either party. For each project under the project management agreement, the Company would have received a fee equal to five percent of the total project costs.

On June 18, 2007, the Company entered into, along with its wholly owned subsidiary, GERA Property Acquisition, LLC, a Membership Interest Purchase Agreement (the “Purchase Agreement”) with GERA which contemplated the transfer of the three (3) commercial office properties from the Company to GERA and, if consummated, would have constituted GERA’s business combination. Pursuant to the Purchase Agreement, the Company was to sell the properties to GERA, on a “cost neutral basis,” reimbursement for the actual costs and expenses paid by the Company with respect to the purchase of the properties and imputed interest on cash advanced by the Company with respect to the properties.

Under the terms of the Purchase Agreement, the Purchase Agreement was subject to termination under certain circumstances, including but not limited to if GERA failed to obtain the requisite stockholder consents required under the laws of the State of Delaware and Realty Advisors’ charter to approve the transactions contemplated by the Purchase Agreement.

Effective January 25, 2008, the Company entered into a letter agreement (the “Letter Agreement”) with GERA pursuant to which the Company agreed, subject to and simultaneously upon the closing of the Acquisition Agreement, that GERA would have had the right to redeem an aggregate of 4,395,788 shares of common stock, par value $.0001 per share, of GERA stock currently owned by the Company (the “Redemption”). As noted above, the Company owned 5,667,719 shares of common stock of GERA, which represented approximately 19% of the issued and outstanding shares of GERA. The per share purchase price of each share that would have been redeemed is the par value thereof, which would have resulted in an aggregate purchase price with respect to the Redemption of $439.58. Subsequent to the Redemption, the Company would have still owned 1,271,931 shares of common stock of GERA, which would have represented 5% of the then issued and outstanding shares of GERA.

On February 28, 2008, a special meeting of the stockholders of GERA was held to vote on, among other things, the proposed transaction with the Company, GERA failed to obtain the requisite consents of its stockholders to approve its proposed business combination (i.e. the transactions contemplated by the Purchase Agreement). Specifically, of the 23,958,334 shares of GERA common stock eligible to vote with respect to the proposed transaction, stockholders holding an aggregate of 22,695,082 shares voted on the transaction. Of those stockholders voting, 17,144,944 shares were cast against the proposed business combination, and the holders of all such 17,144,944 shares also elected to convert their shares into a pro rata share of GERA’s trust account. 4,860,127 shares voted in favor of the proposed business combination, and the remaining shares did not vote with respect to the proposed transaction.

As a result thereof, GERA, in accordance with Section 8.1(f) of the Purchase Agreement, advised the Company in a letter effective February 28, 2008, that it was terminating the Purchase Agreement in accordance with its terms.

As a result of its failure to obtain the requisite stockholder approvals, GERA was unable to effect a business combination within the proscribed deadline of March 3, 2008 in accordance with its charter. Consequently, GERA filed a proxy statement with the SEC on March 11, 2008 with respect to a special meeting of its stockholders to vote on the dissolution and liquidation of GERA. The Company wrote-off in the first quarter of 2008 its investment in GERA of approximately $5.6 million, including its stock and warrant purchases, operating advances and third party costs. The Company also paid any third-party legal, accounting, printing and other costs (other than monies to be paid to stockholders of GERA on liquidation) associated with the dissolution and liquidation of GERA. In addition, the various exclusive service agreements that the Company had previously entered into with GERA for transaction services, property and facilities management, and project management, are no longer of any force or effect. The Company presently intends to market the three commercial properties so as to effect their sale on or before March 31, 2009, as required under the terms of its credit facility.

Other Related Party Transactions

A director of the Company, C. Michael Kojaian, is affiliated with and has a substantial economic interest in Kojaian Management Corporation and its various affiliated portfolio companies (collectively, “KMC”). KMC is engaged in the business of investing in and managing real property both for its own account and for third parties. During the 2007 calendar year, KMC paid the Company and its subsidiaries the following approximate amounts in connection with real estate services rendered: $9,447,000 for management services, which include reimbursed salaries, wages and benefits of $3,971,000; $797,000 in real estate sale and leasing commissions; and $68,000 for other real estate and business services. The Company also paid KMC approximately $3,088,000, which reflected fees paid by KMC’s asset management clients for asset management services performed by KMC, but for which the Company billed the clients.

The Company believes that the fees and commissions paid to and by the Company as described above were comparable to those that would have been paid to or received from unaffiliated third parties in connection with similar transactions.

In August 2002, the Company entered into an office lease with a landlord related to KMC, providing for an annual average base rent of $365,400 over the ten-year term of the lease.

As of August 28, 2006, the Company entered into a written agreement with 1up Design Studios, Inc. (“1up”), of which Ryan Osbrink, the son of Robert H. Osbrink, Former Executive Vice President and President, Transaction Services of the Company, is a principal shareholder, to procure graphic design and consulting services on assignments provided by brokerage professionals and/or employees of the Company. The term of the agreement was for a period beginning September 1, 2006 ending on August 31, 2007 and was terminable by either party upon 60 days prior notice. The agreement provided that the Company would pay 1up a monthly retainer of $25,000, from which 1up would deduct the cost of its design services. The pricing for 1up’s design services was fixed pursuant to a price schedule attached as an exhibit to the agreement. In addition, at the inception of the agreement, the Company sold certain computer hardware and software to 1up for a price of $6,500 which was the approximate net book value of such items. The written agreement with 1up was terminated effective as of March 1, 2007 at the request of the Audit Committee which believed that, although the agreement did not violate the Company’s related party transaction policy, termination of the agreement was appropriate in order to avoid any appearance of impropriety that might result from the agreement to pay 1up a fixed monthly retainer. While the Company is no longer obligated to pay the monthly retainer to 1up, the Company has continued to use 1up to provide design and consulting services on an ad hoc basis. During the 2007 fiscal year, 1up was paid approximately $239,000 in fees for its services. The Company believes that amounts paid to 1up for services are comparable to the amounts that the Company would have paid to unaffiliated third parties.

GERI owns a 50.0% managing member interest in Grubb & Ellis Apartment REIT Advisor, LLC. Grubb & Ellis Apartment Management, LLC owns a 25.0% equity interest in Grubb & Ellis Apartment REIT Advisor, LLC and each of Mr. Peters and Ms. Biller received an equity interest of 18.0% of Grubb & Ellis Apartment Management, LLC.

GERI owns a 75.0% managing member interest in Grubb & Ellis Healthcare REIT Advisor, LLC. Grubb & Ellis Healthcare Management, LLC owns a 25.0% equity interest in Grubb & Ellis Healthcare REIT Advisor, LLC and each of Mr. Peters, Ms. Biller and Jeffery T. Hanson received an equity interest of 18.0% of Grubb & Ellis Healthcare Management, LLC.

Anthony W. Thompson, former Chairman of the Company and NNN, and a substantial stockholder of the Company, as a special member, is entitled to receive up to $175,000 annually in compensation from each of Grubb & Ellis Apartment Management, LLC and Grubb & Ellis Healthcare Management, LLC.

The grants of these membership interests in Grubb & Ellis Apartment Management, LLC and Grubb & Ellis Healthcare Management, LLC to certain executives are being accounted for by the Company as a profit sharing arrangement. Compensation expense is recorded by the Company when the likelihood of payment is probable and the amount of such payment is estimable, which generally coincides with Grubb & Ellis Apartment REIT Advisor, LLC and Grubb & Ellis Healthcare REIT Advisor, LLC recording its revenue. Compensation expense related to this profit sharing arrangement associated with Grubb & Ellis Apartment Management, LLC includes cash distributions based on membership interests of $175,000 and $22,000 earned by Mr. Thompson and $159,418 and $50,000 earned by each of Mr. Peters and Ms. Biller from Grubb & Ellis Apartment Management, LLC for each of the calendar years ended December 31, 2007 and 2006, respectively. No cash distributions were paid in 2005. Compensation expense related to this profit sharing arrangement associated with Grubb & Ellis Healthcare Management, LLC includes cash distributions based on membership interests of $175,000 earned by Mr. Thompson and $413,546 earned by each of Messrs. Peters and Hanson and Ms. Biller from Grubb & Ellis Healthcare Management, LLC for the calendar year ended December 31, 2007. No cash distributions were paid in 2006 or 2005.

As of December 31, 2007 and 2006, the remaining 64.0% and 46.0%, respectively, equity interest in Grubb & Ellis Apartment Management, LLC and the remaining 46.0% equity interest in Grubb & Ellis Healthcare Management, LLC were owned by GERI; however, the Partnership agreements require that any allocable earnings attributable to the GERI’s ownership interests be paid out as performance bonuses to Company employees. As such, Grubb & Ellis Apartment Management, LLC incurred $492,000, $182,000 and $0 for the years ended December 31, 2007, 2006 and 2005, respectively, and Grubb & Ellis Healthcare Management, LLC incurred $882,000, $0 and $0 for the years ended December 31, 2007, 2006 and 2005, respectively, to other Company employees, which was included in compensation expense in the consolidated statement of operations.

In connection with the SEC investigation, referred to as “In the Matter of Triple Net Properties, LLC,” to the extent that the Company pays the SEC an amount in excess of $1.0 million in connection with any settlement or other resolution of this matter, Mr. Thompson has agreed to forfeit to the Company up to 1,064,800 shares of its common stock. In connection with this arrangement, NNN has entered into an escrow agreement with Mr. Thompson and an independent escrow agent, pursuant to which the escrow agent holds 1,064,800 shares of the Company’s common stock. On June 2, 2008, the SEC informed the Company that the SEC was closing the investigation without any enforcement action against Triple Net Properties, LLC (currently GERI) or NNN Capital Corp. (currently Grubb & Ellis Securities, Inc. (“Grubb &Ellis Securities”)). Since no fine was assessed by the SEC, the 1,064,800 shares were released to Mr. Thompson during the second quarter of 2008.

On September 20, 2006, the Company awarded Mr. Peters a bonus of $2.1 million, which was payable in 178,957 shares of the Company’s common stock, representing a value of $1.3 million and a cash tax gross-up payment of $854,000.

G REIT, Inc. had agreed to pay Mr. Peters and Ms. Biller, retention bonuses in connection with its stockholder approved liquidation of $50,000 and $25,000, respectively, upon the filing of each of G REIT’s annual and quarterly reports with the SEC during the period of the liquidation process, beginning with the annual report for the year ending December 31, 2005. These retention bonuses were agreed to by the independent directors of G REIT and approved by the stockholders of G REIT in connection with G REIT’s stockholder approved liquidation. As of each of December 31, 2007 and December 31, 2006, Mr. Peters and Ms. Biller have received retention bonuses of $200,000 and $100,000 from G REIT, respectively. On January 28, 2008, G REIT’s remaining assets and liabilities were transferred to G REIT Liquidating Trust. Effective January 30, 2008, and March 4, 2008, respectively, Mr. Peters and Ms. Biller irrevocably waived their rights to receive all future retention bonuses from G REIT Liquidating Trust. Additionally, Mr. Peters and Ms. Biller, each were entitled to a performance-based bonus of $100,000 upon the receipt by GERI of net commissions aggregating $5,000,000 or more from the sale of G REIT properties. As of December 31, 2007, Mr. Peters and Ms. Biller have received their performance-based bonuses of $100,000 each from GERI.

T REIT, Inc. had paid performance bonuses in connection with its shareholder approved liquidation to Ms. Biller of $25,000 in August 2005 and $35,000 in March 2006. On July 20, 2007, T REIT, Inc.’s remaining assets and liabilities were transferred to T REIT Liquidating Trust.

The Company’s directors and officers, as well as officers, managers and employees of the Company’s subsidiaries, have purchased, and may continue to purchase, interests in offerings made by the Company’s programs at a discount. The purchase price for these interests reflects the fact that selling commissions and marketing allowances will not be paid in connection with these sales. The net proceeds to the Company from these sales made net of commissions will be substantially the same as the net proceeds received from other sales.

The Company has made advances totaling $1.0 million and $3.3 million as of December 31, 2007 and December 31, 2006, respectively to Colony Canyon, a property 30.0% owned and solely managed by Mr. Thompson. The advances bear interest at 10.0% per annum and are required to be repaid within one year (although the repayments can and have been extended from time to time). These amounts were repaid in full during the nine months ended September 30, 2008, and as of September 30, 2008 there were no outstanding advances with respect to Colony Canyon.

However, as of September 30, 2008, an accounts receivable totaling $321,000 was due with respect to Colony Canyon. On November 4, 2008, the Company made a formal written demand to Mr. Thompson for these monies. In addition, as of September 30, 2008, advances to a program 40.0% owned and, as of April 1, 2008, solely managed by Mr. Thompson, totaled $963,000, which includes a $922,000 principal payment that was due July 2, 2008 and $41,000 in accrued interest. On November 4, 2008 the Company made a formal written demand to Mr. Thompson for these monies.

Mr. Thompson has routinely provided personal guarantees to various lending institutions that provided financing for the acquisition of many properties by the Company’s programs. These guarantees cover certain covenant payments, environmental and hazardous substance indemnification and indemnification for any liability arising from the SEC investigation of Triple Net Properties, LLC (currently GERI). In connection with the formation transactions, the Company indemnified Mr. Thompson for amounts he may be required to pay under all of these guarantees to which Triple Net Properties, LLC (currently GERI), Triple Net Properties Realty, Inc. (“Realty”) or NNN Capital Corp. (currently Grubb & Ellis Securities) is an obligor to the extent such indemnification would not require the Company to book additional liabilities on the Company’s balance sheet. In September 2007, NNN acquired Cunningham Lending Group LLC (“Cunningham”), a company that was wholly-owned by Mr. Thompson, for $255,000 in cash. Prior to the acquisition, Cunningham made unsecured loans to some of the properties under management by Triple Net Properties, LLC (currently GERI). The loans, which bear interest at rates ranging from 8.0% to 12.0% per annum are reflected in advances to related parties on the Company’s balance sheet and are serviced by the cash flows from the programs. In accordance with FIN No. 46R, the Company consolidated Cunningham in its financial statements beginning in 2005.

NNN was organized in September 2006 to acquire each of Realty, Triple Net Properties, LLC (currently GERI) and NNN Capital Corp. (currently Grubb & Ellis Securities), to bring the businesses conducted by those companies under one corporate umbrella. On November 30, 2006, NNN completed a $160.0 million private placement of common stock to institutional investors and certain accredited investors with 16 million shares of its common stock sold in the offering at $10.00 per share. Net proceeds from the offering were $146.0 million. Triple Net Properties, LLC was the accounting acquirer of Realty and NNN Capital Corp. (currently Grubb & Ellis Securities).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership Table

The following table shows the share ownership as of November 3, 2008 by persons known by the Company to be beneficial holders of more than 5% of the Company’s outstanding capital stock, directors, named executive officers, and all current directors and executive officers as a group. Unless otherwise noted, the stock listed is common stock, and the persons listed have sole voting and dispositive powers over the shares held in their names, subject to community property laws if applicable.

Name and Address	Amount and Nature of		Percent of
of Beneficial Owner(1)	Beneficial Ownership		Class(2)

Persons affiliated with Kojaian Holdings, LLC(3)	3,366,326		5.2%
Persons affiliated with Kojaian Ventures, L.L.C.(4)	11,700,000		18.1%
Anthony W. Thompson(5)	9,200,708		14.2%
Sharon Thompson(6)	5,293,647		8.2%
Wellington Management Company, LLP(7)	8,460,188		13.1%
Executive Officers and Directors
Glenn L. Carpenter	40,399	(8)(9)	*
Harold H. Greene	22,799	(9)	*
Gary H. Hunt	22,799	(9)	*
C. Michael Kojaian	15,069,325	(9)(10)	23.3%
Robert J. McLaughlin	131,804	(9)(11)	*
Devin I Murphy	10,000	(12)	*
D. Fleet Wallace	22,799	(9)	*
Rodger D. Young	31,244	(9)(13)	*
Andrea R. Biller	320,210	(14)	*
Maureen A. Ehrenberg	225,814	(15)	*
Jeffrey Hanson	567,257	(16)	*
Francene LaPoint	98,267	(17)	*
Richard W. Pehlke	15,833	(18)	*
Scott D. Peters	565,446	(19)	*
Mark E. Rose	794,991	(20)	*
All Current Directors and Executive Officers as a Group (11 persons)	16,254,469	(21)	25.1%

*	Less than one percent.

(1)	Unless otherwise indicated, the address for each of the individuals listed below is c/o Grubb & Ellis Company, 1551 Tustin Avenue, Suite 300, Santa Ana, California 92705

(2)	The percentage of shares of capital stock shown for each person in this column and in this footnote assumes that such person, and no one else, has exercised any currently outstanding warrants, options or convertible securities held by him or her.

(3)	Kojaian Holdings LLC is affiliated with both C. Michael Kojaian,a director of the Company, and Kojaian Ventures, L.L.C. (See footnote 10 below). The address for Kojaian Holdings LLC is 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304.

(4)	Kojaian Ventures, L.L.C. is affiliated with both C. Michael Kojaian, a director of the Company and Kojaian Holdings LLC (see footnote 10 below). The address of Kojaian Ventures, L.L.C. is 39400 Woodward Ave., Suite 250, Bloomfield Hills, Michigan 48304.

(5)	Pursuant to the Schedule 13D/A filed with the SEC by Anthony Thompson and Sharon Thompson on November 3, 2008, Mr. Thompson is deemed to be the beneficial owner of 9,200,708 shares of common stock. These shares are held as follows: (i) 2,699,730 shares are held of record by Mr. Thompson; (ii) 701,875 shares are held by AWT Family, L.P., of which Mr. Thompson and his spouse, Sharon Thompson are the sole limited partners (the Corporate General Partner of AWT Family, L.P. also is controlled by Mr. Thompson); (iii) 679,331 shares of common stock held by Cunningham Stafford, LLC, of which Mr. Thompson is the sole member; (iv) 4,591,772 shares are held in a brokerage account by Mr. and Mrs. Thompson as joint tenants with right of survivorship and, accordingly, Mr. and Mrs. Thompson share voting and dispositive power with respect to such shares; and (v) 528,000 shares of common stock, the rights to which are held pursuant to an Assignment of Stock Separate from Certificate and Power of Attorney effective as of October 27, 2008 between Mr. Thompson and Scott D. Peters. Mr. Thompson’s address is c/o Thompson National Properties, LLC, 1901 Main St., Suite 108, Irvine, California 92614.

(6)	Pursuant to Schedule 13D/A filed by Sharon Thompson and Anthony Thompson on November 3, 2008, Sharon Thompson may be deemed to be the beneficial owner of 5,293,647 shares of common stock. According to the such Schedule 13D/A, these shares are held as follows: (i) 701,875 shares are holder by AWT Family L.P. of which Mrs. Thompson and her spouse, Anthony Thompson, are the sole limited partners (the corporate general partner of AWT Family L.P. is controlled by Mr. Thompson and, accordingly, Mr. Thompson is entitled to exercise sole voting and dispositive power with respect to the shares held by such entity), although Mrs. Thompson expressly disclaims beneficial ownership of such shares except to the extent of pecuniary interest therein; and (ii) 4,591,772 shares are held in a brokerage account by Mr. and Mrs. Thompson as joint tenants with a right of survivorship and, accordingly, Mr. and Mrs. Thompson share voting and dispositive power with respect to such shares. Mrs. Thompson’s address is c/o Thompson National Properties, LLC, 1901 Main St., Suite 108, Irvine, California 92614.

(7)	Wellington Management Company, LLP (“Wellington”), in its capacity as investment advisor, may be deemed to beneficially own 8,460,188 shares of the Company which are held of record by clients of Wellington. Wellington’s address is 75 State Street, Boston, Massachusetts 02109.

(8)	Beneficially owned shares do not include 11,958 share of the Company’s restricted stock which vest in equal 33 1/3 portions on each first business day following March 12, 2009, 2010 and 2011 granted pursuant to the Company’s 2006 Omnibus Equity Plan.

(9)	Beneficially owned shares include 2,999 shares of restricted stock that vest on the first business day after December 10, 2008. Beneficially owned shares do not include 2,999 shares of restricted stock that vest on the first business day following December 10, 2009 or 2,998 shares of restricted stock that vest on the first business day following December 10, 2010, such 5,998 shares granted pursuant to the Company’s 2006 Omnibus Equity Plan

(10)	Beneficially owned shares include shares directly held by Kojaian Holdings LLC and Kojaian Ventures, L.L.C. C. Michael Kojaian, a director of the Company, is affiliated with Kojaian Ventures, L.L.C. and Kojaian. Holdings LLC. Pursuant to rules established by the SEC, the foregoing parties may be deemed to be a “group,” as defined in Section 13(d) of the Exchange Act, and C. Michael Kojaian is deemed to have beneficial ownership of the shares directly held by Kojaian Ventures, L.L.C. and the shares directly held by Kojaian Holdings LLC.

(11)	Beneficially owned shares include 72,241 shares of common stock held directly by Robert J. McLaughlin and 65,560 shares of common stock held directly by: (i) Katherine McLaughlin’s IRA (Mr. McLaughlin wife’s IRA of which Mr. McLaughlin disclaims beneficial ownership; (ii) Robert J. and Katherine McLaughlin Trust; and (iii) Louise H. McLaughlin Trust.

(12)	Beneficially owned shares do not include 19,481 shares of the Company’s restricted stock which vest in equal 33 1/3 portions on each first business day following July 10, 2009, 2010 and 2011 granted pursuant to the Company’s 2006 Omnibus Equity Plan.

(13)	Beneficially owned shares include 10,000 shares of common stock issuable upon exercise of fully vested outstanding options.

(14)	Beneficially owned shares include 35,200 restricted shares of common stock issuable upon exercise of fully vested outstanding options. Beneficially owned shares do not include 8,800 shares of restricted stock that vest on June 27, 2009 nor 8,800 shares of restricted stock that vest on June 27, 2010.

(15)	Beneficially owned shares include 137,022 shares of common stock issuable upon exercise of fully vested options. Ms. Ehrenberg resigned from the Company effective December 31, 2007.

(16)	Beneficially owned shares include 22,000 shares of common stock issuable upon exercise of fully vested outstanding options. Beneficially owned shares do not include 5,866 shares of restricted stock that vest on June 27, 2009 nor 5,867 shares of restricted stock that vest on June 27, 2010.

(17)	Francene LaPoint resigned her position with the Company effective as of October 2008. Ms. LaPoint, upon resignation, forfeited 17,600 shares of unvested restricted stock. Beneficially owned shares include 23,467 shares of common stock issuable upon exercise of fully vested outstanding options.

(18)	Beneficially owned shares include 8,333 shares of common stock issuable upon exercise of fully vested outstanding options. Beneficially owned shares do not include 8,333 shares of Company common stock issuable upon exercise of outstanding options which do not vest until February 15, 2009 nor do they include 8,334 shares of Company common stock issuable upon exercise of outstanding options which do not vest until February 15, 2010. Nor do beneficially owned shares include 25,000 shares of restricted stock that vest on the first business day following January 24, 2009, 25,000 shares of restricted stock that vest on the first business day January 24, 2010 or 25,000 shares of restricted stock that vest on the first business day January 24, 2011, all of these 75,000 shares are subject to certain terms and conditions contained in that certain Restricted Stock Agreement between the Company and Mr. Pehlke dated January 24, 2008.

(19)	Scott D. Peters resigned his position with the Company in July 2008. Mr. Peters, upon resignation, forfeited 308,000 shares of unvested restricted stock. Beneficially owned shares include 29,333 shares of common stock issuable upon exercise of fully vested outstanding options.

(20)	Beneficially owned shares include 500,000 shares of common stock issuable upon exercise of fully vested options. Upon the closing of the Merger on December 7, 2007, Mr. Rose resigned as Chief Executive Officer of the Company.

(21)	Beneficially owned shares include the following shares of common stock issuable upon exercise of outstanding options which are exercisable at October 27, 2008 or within sixty days thereafter under the Company’s various stock option plans: Mr. Young — 10,000 shares, Ms. Biller — 35,200 shares, Mr. Hanson — 22,000 shares, Mr. Pehlke — 8,333 shares, and all current directors and executive officers as a group 75,533 shares.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2)

The Board of Directors has appointed the firm of Ernst & Young LLP to continue as the Company’s independent registered public accounting firm for the year ending December 31, 2008, subject to ratification of the appointment by Grubb & Ellis’ stockholders. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but may decide to retain Ernst & Young LLP as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of Grubb & Ellis and its stockholders.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the shares, represented either in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as Grubb & Ellis’ independent registered public accounting firm for the year ending December 31, 2008.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board Of Directors Recommends A Vote To Ratify The Appointment Of Ernst & Young LLP As Independent Public Accountants For the Year Ending December 31, 2008, And Proxies Solicited By The Board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

Auditor Fee Information

Ernst & Young, independent public accountants, began serving as the Company’s auditors from December 10, 2007. Ernst & Young also served as the legacy Grubb & Ellis’ auditors from January 1, 2007 to December 7, 2007 and for the year ended December 31, 2006. Ernst & Young billed the Company and the legacy Grubb & Ellis the fees and costs set forth below for services rendered during the years ended December 31, 2007 and 2006, respectively.

	2007	2006

Audit Fees(1)
Audit of consolidated financial statements	$652,250	$270,375
Audit of internal control over financial reporting	324,450	28,000
Timely quarterly reviews	47,750	45,750
SEC filings, including comfort letters, consents and comment letters	236,000	176,100

Total Audit Fees	1,260,450	520,225

Audit Related Fees(2)
Employee benefit plans	25,500	17,000
Audits in connection with acquisitions and other accounting consultations	318,804	37,500
Due diligence services on pending merger	161,306	—

SAS No. 70 attestation report	85,000	—

Total Audit-Related Fees	590,610	54,500

Tax Fees(2)
Tax return preparation	69,500	66,000
Tax planning	—	12,500

Total Tax Fees	69,500	78,500

Total Fees	$1,920,560	$653,225

(1)	Includes fees and expenses related to the year-end audit and interim reviews, notwithstanding when the services were rendered.

(2)	Includes fees and expenses for services rendered from January through December of the year, notwithstanding when the fees and expenses were billed.

All audit and non-audit services have been pre-approved by the Audit Committee.

Deloitte & Touche, independent public accountants, served as NNN’s auditors for the period from January 1, 2007 to December 7, 2007 and for the year ended December 31, 2006. Deloitte & Touche billed NNN the fees and costs set forth below for services rendered during the years ended December 31, 2007 and 2006, respectively.

	2007	2006

Audit Fees(1)
Audit of consolidated financial statements	$881,297	$803,769
Timely quarterly reviews	756,970	80,219
SEC filings, including comfort letters, consents and comment letters	—	760,023

Total Audit Fees	1,638,267	1,644,011

Audit Related Fees(2)
Audits in connection with acquisitions and other accounting consultations	373,996	43,240
Due diligence services on pending merger	19,798	—

Total Audit-Related Fees	393,794	43,240

Tax Fees(2)
Tax return preparation	61,850	—

Total Tax Fees	61,850	—

Total Fees	$2,093,911	$1,687,251

(1)	Includes fees and expenses related to the year-end audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

(2)	Includes fees and expenses for services rendered from January through December of the year, notwithstanding when the fees and expenses were billed.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

Consistent with SEC requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

The Audit Committee’s policy requiring pre-approval of all audit services and permissible non-audit services provided by the independent registered public accounting firm, along with the associated fees for those services, provides for the annual pre-approval of specific types of services pursuant to the policies and procedures adopted by the Audit Committee, and gives guidance to management as to the specific services that are eligible for such annual pre-approval. The policy requires the specific pre-approval of all other permitted services. For both types of pre-approval, the Audit Committee considers whether the provision of a non-audit service is consistent with the SEC’s rules on auditor independence, including whether provision of the service (i) would create a mutual or conflicting interest between the independent registered public accounting firm and the Company, (ii) would place the independent registered public accounting firm in the position of auditing its own work, (iii) would result in the independent registered public accounting firm acting in the role of management or as an employee of the Company, or (iv) would place the independent registered public accounting firm in a position of acting as an advocate for us. Additionally, the Audit Committee considers whether the independent registered public accounting firm is best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent registered public accounting firm’s familiarity with our business, personnel, systems or risk profile and whether provision of the service by the independent registered public accounting firm would enhance our ability to manage or control risk or improve audit quality or would otherwise be beneficial to us.

Audit Committee Report

The Audit Committee currently has three members Robert J. McLaughlin, Chair, Harold H. Greene, and D. Fleet Wallace. The Board has determined that the members of the Audit Committee are independent under the NYSE listing requirements and the Exchange Act as amended and the rules thereunder, and that Mr. McLaughlin is an audit committee financial expert in accordance with rules established by the SEC. The Audit Committee’s responsibilities are described in a written charter that was adopted by the Board of Directors of Grubb & Ellis Company. The charter of the Audit Committee is available on the Company’s website at www.grubb-ellis.com and printed copies of which may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705.

The primary function of the Audit Committee is to provide oversight relating to the corporate accounting functions, the systems of internal controls, and the integrity and quality of the financial reports of the Company. The responsibilities of the Audit Committee include recommending to the Board the appointment of independent accountants as auditors, approval of the scope of the annual audit, and a review of: (a) the independence and performance of the auditors; (b) the audit results and compliance with the auditors’ recommendations; and (c) financial report to stockholders. In addition, the Audit Committee approves the selection of any vendor utilized for internal audit function, its corporate accounting function and the effectiveness of internal controls, and compliance with certain aspects of the Company’s conflicts-of-interest policy.

The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Company’s management is responsible for the Company’s internal controls and the financial reporting process. The Audit Committee is responsible for monitoring these processes.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007 with the Company’s management. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement and Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audits. The Audit Committee meets with the independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and other matters.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

The above Audit Committee Report is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Exchange Act.

Members of The Audit Committee
Robert J. McLaughlin, Chair
Harold H. Greene
D. Fleet Wallace

AMENDMENT TO THE BYLAWS TO REQUIRE THE COMPANY TO
HOLD THE 2008 ANNUAL MEETING ON DECEMBER 3, 2008 AND TO PREVENT
THE COMPANY FROM DELAYING SUCH MEETING TO A LATER DATE.
(Proposal No. 3)

Mr. Anthony Thompson is submitting for adoption by resolution of the stockholders a proposed amendment to the Bylaws that will require the Company to hold the 2008 Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date.

BOARD OF DIRECTORS’ STATEMENT AND RECOMMENDATION TO ABSTAIN FROM VOTING ON MR. THOMPSON’S PROPOSAL.

The Board of Directors believes that the stockholders should mark ABSTAIN on their WHITE proxy cards due to the fact that the 2008 Annual Meeting has been scheduled for December 3, 2008 and therefore Mr. Thompson’s proposed amendment to the Bylaws is moot. The Board of Directors expressly reserves its right to postpone or adjourn the Annual Meeting in compliance with applicable laws. Once a quorum has been established, an affirmative vote of a majority of the shares of common stock present in person or by proxy at the Annual Meeting is required to adopt an amendment to the Bylaws.

For The Reasons Outlined Above, The Board of Directors Recommends That You Mark “ABSTAIN” On Your Proxy Card With Regards To The Adoption Of An Amendment To The Company’s Bylaws To Hold The 2008 Annual Meeting On December 3, 2008 and To Prevent The Company From Delaying Such Meeting To A Later Date. Proxies Solicited By The Company Will Be Marked “ABSTAIN” For Such Proposal Unless A Stockholder Indicates Otherwise On The WHITE Proxy Card. A VOTE TO “ABSTAIN” WITH RESPECT TO THIS PROPOSAL WILL HAVE THE SAME EFFECT AS A “NO” VOTE.

AMENDMENT TO THE BYLAWS TO REQUIRE STOCKHOLDER APPROVAL FOR
ADJOURNMENT OF A STOCKHOLDER MEETING AT WHICH A QUORUM IS PRESENT.
(Proposal No. 4)

Mr. Anthony Thompson is submitting for adoption by resolution of the stockholders a proposed amendment to the Bylaws that will require stockholder approval in order for the Board to adjourn a stockholder meeting at which a quorum is present.

BOARD OF DIRECTORS’ STATEMENT AND RECOMMENDATION AGAINST MR. THOMPSON’S PROPOSAL.

Our Board of Directors opposes this proposal because it believes that the Board should have the authority to adjourn a meeting of the stockholders at which a quorum is present. Such a proposal would deprive the Board of the ability to seek an adjournment in all appropriate circumstances, such as in order to revise proxy materials previously delivered to stockholders that subsequently needed to be amended to reflect a subsequent change in circumstances, or otherwise required additional disclosures, in order for the stockholders to make an informed decision regarding the issues presented. Once a quorum has been established, an affirmative vote of a majority of the shares of common stock present in person or by proxy at the Annual Meeting is required to adopt an amendment to the Bylaws.

For the Reasons Outlined Above The Board Of Directors Recommends a Vote AGAINST The Approval And Adoption Of A Resolution To Amend The Bylaws Of The Company To Require Stockholder Approval For Adjournment Of A Stockholder Meeting At Which A Quorum Is Present, And Proxies Solicited By The Company Will Be Voted AGAINST The Adoption Of Such Amendment Unless A Stockholder Indicates Otherwise On The WHITE Proxy Card.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR INCLUSION IN PROXY STATEMENT

Any proposal that a stockholder wishes to have included in our Proxy Statement and form of proxy relating to our 2009 annual meeting of stockholders under Rule 14a-8 of the SEC must be received by our Secretary at Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705, by July 13th, 2009. Any stockholder proposal submitted for consideration at next year’s annual meeting but not submitted for inclusion in the proxy statement that is received by the Company after September 26, 2009, will not be considered filed on a timely basis with the Company under Rule 14a-4(c)(1). For such proposals that are timely filed, the Company retains discretion to vote proxies it receives provided (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion; and (ii) the proponent does not issue a proxy statement. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and form of proxy for such meeting any stockholder proposal that does not meet the requirements of the SEC in effect at the time. The Bylaws provide that in order for a stockholder to make nominations for the election of directors to be brought before the 2009 annual meeting of Stockholders, a stockholder must deliver written notice mailed or delivered of such nomination to the Company not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than twenty-one (21) days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed to the Corporate Secretary of the Company not later than the close of the seventh (7th) day following the day on which notice of the meeting was mailed to the stockholders. The Bylaws do not contain any provisions that govern the submission of proposals by stockholders. A copy of the Bylaws may be obtained from the Company.

CODE OF CONDUCT AND ETHICS

The Company has adopted, and revised effective January 25, 2008, a code of business conduct and ethics (“Code of Business Conduct and Ethics”) that applies to all of the Company’s directors, officers, employees and independent contractors, including the Company’s principal executive officer, principal financial officer and controller and complies with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE listing requirements. The January 25, 2008 revision was effected to make the Code of Business Conduct and Ethics consistent with the amendment of even date to the Company’s Bylaws so as to provide that members of the Board of Directors who are not employees or executive officers of the Company (“Non-Management Directors”) have the right to directly or indirectly engage in the same or similar business activities or lines of business as the Company, or any of its subsidiaries, including those business activities or lines of business deemed to be competing with the Company or any of its subsidiaries. In the event that a Non-Management Director acquires knowledge, other than as a result of his or her position as a director of the Company, of a potential transaction or matter that may be a corporate opportunity for the Company, or any of its subsidiaries, such Non-Management Director shall be entitled to offer such corporate opportunity to the Company as such Non-Management Director deems appropriate under the circumstances in his or her sole discretion.

The Company’s Code of Business Conduct and Ethics is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the code, and accountability. In addition, the Company maintains an Ethics Hotline with an outside service provider in order to assure compliance with the so-called “whistle blower” provisions of the Sarbanes Oxley Act of 2002. This toll-free hotline and confidential web-site provide officers, employees and independent contractors with a means by which issues can be communicated to management on a confidential basis. A copy of the Company’s Code of Business Conduct and Ethics is available on the company’s website at www.grubb-ellis.com and upon request and without charge by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

OTHER MATTERS

Mr. Anthony Thompson has provided notice that he intends to nominate his own slate of three (3) nominees for election as Class A directors at the Annual Meeting and solicit proxies for use at the Annual Meeting to vote in favor of his own slate in opposition of our three (3) nominees, Harold H. Greene, Devin I. Murphy and D. Fleet Wallace.

Mr. Thompson resigned as Chairman of the Company’s Board of Directors in February 2008. In June, 2008 Mr. Thompson delivered a letter to the Board of Directors, requesting that he be reappointed to the Board. In addition, in June and the early part of July 2008 Mr. Thompson reached out to individual board members by telephone, as well as had face to face meetings with various board members, expressing his desire to rejoin the Board. At one of these face to face meetings, Mr. Tanz also attended the meeting along with Mr. Thompson. After deliberation, the Board denied Mr. Thompson’s request to rejoin the Board of Directors in July 2008.

In addition, in late August 2008 Mr. Tanz expressed his interest to a Board member that he be considered as a candidate for the position of permanent CEO of the Company. Mr. Tanz was referred to the search firm that the Board had retained to conduct the CEO search process which was then (and continues, as of the date of this proxy, to be) ongoing. After being interviewed by the search firm, it was determined that Mr. Tanz did not meet the Company’s threshold criteria for the CEO position, and therefore no further consideration was given to Mr. Tanz as a candidate for the position of permanent CEO of the Company.

Mr. Thompson has also provided notice that he intends to introduce proposals at the Annual Meeting to take the following actions (the “Thompson Proposals”):

(i) approve the ratification of an auditor as the Company’s independent auditor for the fiscal year ending December 31, 2008;

(ii) approve and adopt a binding resolution to amend the Bylaws to require the Company to hold the 2008 Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date;

(iii) approve and adopt a binding resolution to amend the Bylaws to require stockholder approval for adjournment of a stockholder meeting at which a quorum is present; and

(iv) vote on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

We do not believe that the election of Mr. Thompson’s nominees to our Board of Directors or the Thompson Proposals are in the best interests of our stockholders. As noted above, in July 2008 the Board determined not to grant Mr. Thompson’s request to rejoin the Board of Directors. This was based upon discussions members of the Board had at the time with certain executives and other employees of the Company, as well as with certain third parties with whom the Company does business. The Board does not believe that there has been any change in circumstance with respect to Mr. Thompson in this regard, and moreover, the Board also believes that the Board’s nominees, Harold H. Greene, Devin I. Murphy and D. Fleet Wallace, have the requisite experience and qualifications to represent the best interests of the Company’s stockholders.

The Company has scheduled the 2008 Annual Meeting for December 3, 2008, and as such, Mr. Thompson’s proposal to adopt a resolution to amend the Bylaws to require the 2008 Annual Meeting to be held on December 3, 2008 is moot, although the Board of Directors reserves its right to adjourn or postpone the meeting in accordance with applicable laws.

Finally, the Board does not believe that it is in the best interests of the Company’s stockholders to adopt a resolution to amend the Bylaws to require stockholder approval to adjourn a stockholder meeting at which a quorum is present. Such an amendment would deprive the Board of Directors of the ability to seek an adjournment in various approximate circumstances, such as in order to revise proxy materials previously delivered to stockholders that subsequently needed to be amended to reflect a change of circumstances, or otherwise required additional disclosure, in order for stockholders to be able to make an informed decision regarding the issues presented.

You may receive proxy solicitation materials from Mr. Thompson, including an opposition proxy statement and proxy card. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A (i) VOTE FOR THE ELECTION OF ALL OF THE BOARD’S NOMINEES, HAROLD H. GREENE, DEVIN I. MURPHY AND D. FLEET WALLACE, ON THE ENCLOSED WHITE PROXY CARD, (ii) VOTE FOR THE RATIFICATION OF ERNST & YOUNG, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, (iii) ABSTAIN FROM THE ADOPTION OF A RESOLUTION TO AMEND THE BYLAWS OF THE COMPANY TO REQUIRE THE COMPANY TO HOLD THE 2008 ANNUAL MEETING ON DECEMBER 3, 2008 AND TO PREVENT THE COMPANY FROM DELAYING SUCH MEETING TO A LATER DATE, (iv) VOTE AGAINST THE ADOPTION OF A RESOLUTION TO AMEND THE BYLAWS OF THE COMPANY TO REQUIRE STOCKHOLDER APPROVAL FOR ADJOURNMENT OF A STOCKHOLDER MEETING AT WHICH A QUORUM IS PRESENT, AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY ANTHONY THOMPSON, AND (v) VOTE FOR GRANTING TO THE PROXY HOLDERS THE DISCRETION TO VOTE ON ALL MATTERS, OTHER THAN THOSE PROPOSALS THAT ARE SET FORTH IN THIS PROXY STATEMENT BY THE COMPANY OR MR. THOMPSON, AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT, POSTPONEMENT, OR SPECIAL MEETING THAT MAY BE CALLED IN LIEU THEREOF.

Even if you have previously signed a proxy card sent by Mr. Thompson, you can change your vote by signing, dating and returning a later-dated WHITE proxy card in the postage-paid envelope provided or by re-voting via telephone or the Internet. Only the latest dated proxy you submit will be counted. We urge you to disregard any proxy card sent to you by Mr. Thompson or any person other than Grubb & Ellis Company.

We are not responsible for the accuracy of any information provided by or relating to Mr. Thompson contained in any proxy solicitation materials filed or disseminated by, or on behalf of Mr. Thompson or any other statements that Mr. Thompson may otherwise make.

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the Stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

REVOCATION OF PROXIES

You may change your proxy instructions at any time prior to the vote at the Annual Meeting for the shares of common stock held directly in your name. You may accomplish this by attending the Annual Meeting and voting in person which will automatically cancel any proxy previously given (but your attendance alone will not revoke any proxy previously given), or by delivering to the Corporate Secretary of the Company, Andrea R. Biller c/o Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705, a written notice, bearing a later date than the date of your proxy instructions stating that your proxy is revoked. You can also revoke your vote by sending another WHITE proxy card with a later date, sending a later-dated green proxy card or telephoning to re-vote on loggin onto the Internet and re-voting. If your shares of common stock are held in “street name,” you must either vote your shares of common stock according to the enclosed voting instruction form or contact your broker or other nominee and follow the directions provided to you in order to change your vote.

SOLICITATION OF PROXIES

In connection with the solicitation of proxies by the Company for use at the 2008 Annual Meeting, proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, Internet, in person and by advertisements. Solicitations may also be made by officers and divisions of the Company, none of whom will receive compensation for such solicitation.

The Company has retained MacKenzie Partners, Inc. for distribution, solicitation and advisory services in connection with the Annual Meeting for a retainer fee of $40,000 applicable toward a final fee not to exceed $200,000, plus reimbursement for its reasonable out-of-pocket expenses and will be indemnified against certain liabilities.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 17, 2008, accompanies this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2007, including the exhibits filed thereto, may be obtained by stockholders without charge by written request addressed to Investor Relations, Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705 or may be accessed on the Internet at www.grubb-ellis.com.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD, OR COMPLETE YOUR PROXY BY TELEPHONE OR VIA THE INTERNET, AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

Gary H. Hunt
Interim Chief Executive Officer

Santa Ana, CA
November 10, 2008

ANNEX A:

INFORMATION CONCERNING CERTAIN PARTICIPANTS

Capitalized terms used but not defined in this Annex A have the meanings ascribed to them in the Proxy Statement to which this Annex A is attached.

Security Ownership of the Participants

Under the rules of the SEC, the Company, its directors and director nominees are considered “participants” in the solicitation of proxies by the Board in connection with the Annual Meeting. Each of participants in the solicitation is listed below, together with (i) his or her present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the person’s employment is carried on, (ii) the amount of common stock, stock options and restricted stock units of the Company that the participant owns beneficially, directly or indirectly, as of November 3, 2008, and (iii) all purchases and sales of securities of the Company by the participants within the past two years. Unless otherwise indicated, none of the purchase prices or market values of the shares purchased or sold by the participants is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Additionally, unless otherwise set forth below, the principal business address of each such person is c/o Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705.

Mr. Glenn L. Carpenter is the Chief Executive Officer, President and Chairman of FountainGlen Properties, LP, a privately held company in Newport Beach, California that develops, owns and operates apartment cummunities for active seniors, FountainGlen Properties, LP is located at 320 Commerce Drive, Suite 100, Irvine California 92602. Mr. Carpenter beneficially owns 40,399 shares of common stock. Beneficially owned shares include 37,400 shares of common stock Mr. Carpenter received in exchange for 42,500 shares of NNN common stock and restricted common stock in connection with the Merger. Beneficially owned shares do not include 11,958 shares of the Company’s restricted stock which vest in equal 33 1/3 portions on each first business day following March 12, 2009, 2010 and 2011, which were granted to Mr. Carpenter pursuant to the Company’s 2006 Omnibus Equity Plan on March 12, 2008. Nor do such shares include 2,999 shares of restricted stock that vest on the first business day following December 10, 2009 or 2,998 shares of restricted stock that vest on the first business day following December 10, 2010, which were granted to Mr. Carpenter on December 10, 2007 pursuant to the Company’s 2006 Omnibus Equity Plan. Mr. Carpenter has not purchased or sold any securities of the Company in the past two years.

Mr. Harold H. Greene is retired 40-year veteran of the commercial and residential real estate lending industry. Mr. Greene beneficially owns 22,799 shares of common stock. Beneficially owned shares include 19,800 shares of common stock Mr. Greene received in exchange for 22,500 shares of NNN common stock and restricted common stock in connection with the Merger. Beneficially owned shares do not include 2,999 shares of restricted stock that vest on the first business day following December 10, 2009 or 2,998 shares of restricted stock that vest on the first business day following December 10, 2010, which were granted to Mr. Greene on December 10, 2007 pursuant to the Company’s 2006 Omnibus Equity Plan. Mr. Greene has not purchased or sold any securities of the Company in the past two years.

Mr. Gary H. Hunt is currently serving as the Company’s Interim Chief Executive Officer. Mr. Hunt beneficially owns 22,799 shares of common stock. Beneficially owned shares include 19,800 shares of common stock Mr. Hunt received in exchange for 22,500 shares of NNN common stock and restricted common stock in connection with the Merger. Beneficially owned shares do not include 2,999 shares of restricted stock that vest on the first business day following December 10, 2009 or 2,998 shares of restricted stock that vest on the first business day following December 10, 2010, which were granted to Mr. Hunt on December 10, 2007 pursuant to the Company’s 2006 Omnibus Equity Plan. Mr. Hunt has not purchased or sold any securities of the Company in the past two years.

Mr. C. Michael Kojaian is the President and sole stockholder of Kojaian Ventures-MM, Inc., which is the managing member of Kojaian Ventures, L.L.C. He is also Executive Vice-President, a director and a stockholder of Kojaian Management Corporation, the sole member of Kojaian Holdings LLC. Kojaian

Ventures-MM, Inc.’s primary business is acting as manager of Kojaian Ventures, L.L.C.; Kojaian Ventures, L.L.C. is an investment firm; Kojaian Management Corporation is engaged in the commercial real estate business; and Kojaian Holdings LLC is an investment firm. Each entity is headquartered at 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304-2876. Mr. Kojaian beneficially owns, directly or indirectly, 15,069,325 shares of common stock. Beneficially owned shares include 11,700,000 shares of common stock directly owned by Kojaian Ventures, L.L.C. and 3,366,326 directly owned by Kojaian Holdings LLC. Pursuant to rules established by the SEC, the foregoing parties may be deemed a “group,” as defined in Section 13(d) of the Exchange Act, and Mr. Kojaian is deemed to have beneficial ownership of the shares directly held by Kojaian Ventures, L.L.C. and shares directly held by Kojaian Holdings LLC. Beneficially owned shares do not include 2,999 shares of restricted stock that vest on the first business day following December 10, 2009 or 2,998 shares of restricted stock that vest on the first business day following December 10, 2010 which were granted to Mr. Kojaian on December 10, 2007 pursuant to the Company’s 2006 Omnibus Equity Plan.

Mr. Kojaian’s transactions in securities of the Company during the past two years are as follows:

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

09/04/2008	Common Stock	Purchase	1900	$3.24
09/04/2008	Common Stock	Purchase	200	$3.25
09/04/2008	Common Stock	Purchase	400	$3.26
09/04/2008	Common Stock	Purchase	300	$3.27
09/04/2008	Common Stock	Purchase	200	$3.28
09/04/2008	Common Stock	Purchase	1,300	$3.29
09/04/2008	Common Stock	Purchase	6,000	$3.30
09/04/2008	Common Stock	Purchase	900	$3.32
09/04/2008	Common Stock	Purchase	2,800	$3.33
09/04/2008	Common Stock	Purchase	3,600	$3.34
09/04/2008	Common Stock	Purchase	3,700	$3.35
09/04/2008	Common Stock	Purchase	9,400	$3.36
09/04/2008	Common Stock	Purchase	9,000	$3.37
09/04/2008	Common Stock	Purchase	3,900	$3.38
09/04/2008	Common Stock	Purchase	4,800	$3.39
09/04/2008	Common Stock	Purchase	9,800	$3.40
09/04/2008	Common Stock	Purchase	300	$3.41
09/04/2008	Common Stock	Purchase	3,200	$3.42
09/04/2008	Common Stock	Purchase	2,900	$3.43
09/04/2008	Common Stock	Purchase	2,400	$3.44
09/04/2008	Common Stock	Purchase	400	$3.45
09/04/2008	Common Stock	Purchase	1,200	$3.46
09/04/2008	Common Stock	Purchase	800	$3.47
09/04/2008	Common Stock	Purchase	2,000	$3.48
09/04/2008	Common Stock	Purchase	5,800	$3.49
09/04/2008	Common Stock	Purchase	145,000	$3.50
09/04/2008	Common Stock	Purchase	1,400	$3.52
09/04/2008	Common Stock	Purchase	2,100	$3.53
09/04/2008	Common Stock	Purchase	3,300	$3.54
09/04/2008	Common Stock	Purchase	1,000	$3.56
09/04/2008	Common Stock	Purchase	200	$3.57

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

09/04/2008	Common Stock	Purchase	100	$3.58
09/04/2008	Common Stock	Purchase	500	$3.59
09/04/2008	Common Stock	Purchase	11,800	$3.60
09/04/2008	Common Stock	Purchase	600	$3.62
09/04/2008	Common Stock	Purchase	400	$3.63
09/04/2008	Common Stock	Purchase	600	$3.64
09/04/2008	Common Stock	Purchase	500	$3.65
09/04/2008	Common Stock	Purchase	2,500	$3.66
09/04/2008	Common Stock	Purchase	1,700	$3.67
09/04/2008	Common Stock	Purchase	700	$3.68
09/04/2008	Common Stock	Purchase	400	$3.70
09/04/2008	Common Stock	Purchase	700	$3.71
09/04/2008	Common Stock	Purchase	3,000	$3.72
09/04/2008	Common Stock	Purchase	3,200	$3.73
09/04/2008	Common Stock	Purchase	8,300	$3.74
09/04/2008	Common Stock	Purchase	55,400	$3.75
09/04/2008	Common Stock	Purchase	300	$3.76
09/04/2008	Common Stock	Purchase	900	$3.77
09/04/2008	Common Stock	Purchase	200	$3.78
09/04/2008	Common Stock	Purchase	200	$3.79
09/04/2008	Common Stock	Purchase	14,300	$3.80
09/04/2008	Common Stock	Purchase	1,800	$3.81
09/04/2008	Common Stock	Purchase	900	$3.82
09/04/2008	Common Stock	Purchase	10,600	$3.83
09/04/2008	Common Stock	Purchase	1,000	$3.84
09/04/2008	Common Stock	Purchase	300	$3.85
09/04/2008	Common Stock	Purchase	1,900	$3.86
09/04/2008	Common Stock	Purchase	800	$3.87
09/04/2008	Common Stock	Purchase	2,900	$3.88
09/04/2008	Common Stock	Purchase	500	$3.91
09/04/2008	Common Stock	Purchase	600	$3.93
09/04/2008	Common Stock	Purchase	100	$3.94
09/04/2008	Common Stock	Purchase	300	$3.95
09/04/2008	Common Stock	Purchase	1,100	$3.98
09/04/2008	Common Stock	Purchase	1,000	$3.99
09/04/2008	Common Stock	Purchase	30,000	$4.00
09/04/2008	Common Stock	Purchase	300	$4.03
09/04/2008	Common Stock	Purchase	600	$4.05
09/04/2008	Common Stock	Purchase	700	$4.07
09/04/2008	Common Stock	Purchase	1,100	$4.10
09/04/2008	Common Stock	Purchase	1,400	$4.11
09/04/2008	Common Stock	Purchase	700	$4.12
09/04/2008	Common Stock	Purchase	500	$4.13

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

09/04/2008	Common Stock	Purchase	600	$4.14
09/04/2008	Common Stock	Purchase	14,600	$4.15
09/04/2008	Common Stock	Purchase	10,200	$4.16
09/04/2008	Common Stock	Purchase	5,400	$4.17
09/04/2008	Common Stock	Purchase	4,900	$4.18
09/04/2008	Common Stock	Purchase	25,700	$4.19
09/04/2008	Common Stock	Purchase	101,100	$4.20
09/04/2008	Common Stock	Purchase	2,600	$4.21
09/04/2008	Common Stock	Purchase	27,000	$4.22
09/04/2008	Common Stock	Purchase	1,200	$4.23
09/04/2008	Common Stock	Purchase	200	$4.24
09/04/2008	Common Stock	Purchase	17,500	$4.25
09/04/2008	Common Stock	Purchase	200	$4.28
09/04/2008	Common Stock	Purchase	600	$4.29
09/04/2008	Common Stock	Purchase	1,000	$4.30
09/04/2008	Common Stock	Purchase	3,700	$4.31
09/04/2008	Common Stock	Purchase	200	$4.32
09/04/2008	Common Stock	Purchase	5,000	$4.33
09/04/2008	Common Stock	Purchase	2,100	$4.34
09/04/2008	Common Stock	Purchase	3,500	$4.35
09/04/2008	Common Stock	Purchase	26,500	$4.40
09/04/2008	Common Stock	Purchase	100	$4.48
09/04/2008	Common Stock	Purchase	100	$4.50
09/04/2008	Common Stock	Purchase	1,500	$4.52
09/04/2008	Common Stock	Purchase	5,200	$4.53
09/04/2008	Common Stock	Purchase	2,600	$4.54
09/04/2008	Common Stock	Purchase	10,600	$4.55
09/04/2008	Common Stock	Purchase	700	$4.56
09/04/2008	Common Stock	Purchase	24,200	$4.58
09/04/2008	Common Stock	Purchase	7,800	$4.59
09/04/2008	Common Stock	Purchase	20,700	$4.60
09/04/2008	Common Stock	Purchase	400	$4.61
09/04/2008	Common Stock	Purchase	5,400	$4.62
09/04/2008	Common Stock	Purchase	7,300	$4.64
09/04/2008	Common Stock	Purchase	3,400	$4.65
09/04/2008	Common Stock	Purchase	22,000	$4.66
09/04/2008	Common Stock	Purchase	11,200	$4.70
09/04/2008	Common Stock	Purchase	14,800	$4.75
09/04/2008	Common Stock	Purchase	2,200	$4.80
09/04/2008	Common Stock	Purchase	700	$4.81
09/04/2008	Common Stock	Purchase	2,400	$4.82
09/04/2008	Common Stock	Purchase	1,100	$4.83
09/04/2008	Common Stock	Purchase	25,600	$4.84

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

09/04/2008	Common Stock	Purchase	20,200	$4.85
09/04/2008	Common Stock	Purchase	5,600	$4.87
09/04/2008	Common Stock	Purchase	4,000	$4.88
09/04/2008	Common Stock	Purchase	15,900	$4.89
09/04/2008	Common Stock	Purchase	14,200	$4.90
09/04/2008	Common Stock	Purchase	12,300	$4.91
09/04/2008	Common Stock	Purchase	400	$4.93
09/04/2008	Common Stock	Purchase	500	$4.94
09/04/2008	Common Stock	Purchase	29,200	$4.95
09/04/2008	Common Stock	Purchase	23,000	$4.96
09/04/2008	Common Stock	Purchase	2,100	$4.97
09/04/2008	Common Stock	Purchase	1,200	$4.98
09/04/2008	Common Stock	Purchase	6,500	$4.99
09/04/2008	Common Stock	Purchase	45,500	$5.00
09/03/2008	Common Stock	Purchase	200	$3.05
09/03/2008	Common Stock	Purchase	1,600	$3.06
09/03/2008	Common Stock	Purchase	4,000	$3.07
09/03/2008	Common Stock	Purchase	5,800	$3.08
09/03/2008	Common Stock	Purchase	900	$3.09
09/03/2008	Common Stock	Purchase	3,600	$3.10
09/03/2008	Common Stock	Purchase	300	$3.11
09/03/2008	Common Stock	Purchase	100	$3.12
09/03/2008	Common Stock	Purchase	10,600	$3.13
09/03/2008	Common Stock	Purchase	47,400	$3.14
09/03/2008	Common Stock	Purchase	41,100	$3.15
09/03/2008	Common Stock	Purchase	34,800	$3.16
09/03/2008	Common Stock	Purchase	2,600	$3.17
09/03/2008	Common Stock	Purchase	10,000	$3.18
09/03/2008	Common Stock	Purchase	1,700	$3.19
09/03/2008	Common Stock	Purchase	1,500	$3.20
09/03/2008	Common Stock	Purchase	9,600	$3.21
09/03/2008	Common Stock	Purchase	1,000	$3.24
09/03/2008	Common Stock	Purchase	5,000	$3.25
09/03/2008	Common Stock	Purchase	29,900	$3.26
09/03/2008	Common Stock	Purchase	700	$3.27
09/03/2008	Common Stock	Purchase	200	$3.28
09/03/2008	Common Stock	Purchase	800	$3.29
09/03/2008	Common Stock	Purchase	7,100	$3.30
09/03/2008	Common Stock	Purchase	200	$3.33
09/03/2008	Common Stock	Purchase	400	$3.34
09/03/2008	Common Stock	Purchase	11,000	$3.35
09/03/2008	Common Stock	Purchase	600	$3.37
09/03/2008	Common Stock	Purchase	100	$3.38

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

09/03/2008	Common Stock	Purchase	600	$3.39
09/03/2008	Common Stock	Purchase	16,400	$3.40
09/03/2008	Common Stock	Purchase	500	$3.47
09/03/2008	Common Stock	Purchase	37,600	$3.48
09/03/2008	Common Stock	Purchase	3,000	$3.49
09/03/2008	Common Stock	Purchase	552,000	$3.50
09/03/2008	Common Stock	Purchase	3,100	$3.51
09/03/2008	Common Stock	Purchase	1,800	$3.52
09/03/2008	Common Stock	Purchase	5,000	$3.54
09/03/2008	Common Stock	Purchase	50,600	$3.55
09/03/2008	Common Stock	Purchase	10,000	$3.59
09/03/2008	Common Stock	Purchase	86,600	$3.60
08/22/2008	Common Stock	Purchase	400	$3.39
08/22/2008	Common Stock	Purchase	5,100	$3.40
08/22/2008	Common Stock	Purchase	1,000	$3.42
08/22/2008	Common Stock	Purchase	6,900	$3.43
08/22/2008	Common Stock	Purchase	100	$3.44
08/22/2008	Common Stock	Purchase	7,900	$3.45
08/22/2008	Common Stock	Purchase	5,300	$3.46
08/22/2008	Common Stock	Purchase	4,600	$3.47
08/22/2008	Common Stock	Purchase	9,300	$3.48
08/22/2008	Common Stock	Purchase	5,100	$3.49
08/22/2008	Common Stock	Purchase	4,300	$3.50
08/13/2008	Common Stock	Purchase	200	$3.46
08/13/2008	Common Stock	Purchase	300	$3.47
08/13/2008	Common Stock	Purchase	3,000	$3.48
08/13/2008	Common Stock	Purchase	100	$3.49
08/13/2008	Common Stock	Purchase	11,100	$3.50
08/13/2008	Common Stock	Purchase	1,700	$3.51
08/13/2008	Common Stock	Purchase	2,000	$3.52
08/13/2008	Common Stock	Purchase	3,500	$3.53
08/13/2008	Common Stock	Purchase	2,400	$3.54
08/13/2008	Common Stock	Purchase	25,700	$3.55
08/12/2008	Common Stock	Purchase	1,800	$3.47
08/12/2008	Common Stock	Purchase	2,900	$3.48
08/12/2008	Common Stock	Purchase	3,700	$3.49
08/12/2008	Common Stock	Purchase	18,600	$3.50
08/12/2008	Common Stock	Purchase	500	$3.51
08/12/2008	Common Stock	Purchase	600	$3.52
08/12/2008	Common Stock	Purchase	500	$3.53
08/12/2008	Common Stock	Purchase	100	$3.54
08/12/2008	Common Stock	Purchase	100	$3.55
08/12/2008	Common Stock	Purchase	2,700	$3.56

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

08/12/2008	Common Stock	Purchase	200	$3.57
08/12/2008	Common Stock	Purchase	700	$3.58
08/12/2008	Common Stock	Purchase	100	$3.59
08/12/2008	Common Stock	Purchase	3,600	$3.60
08/12/2008	Common Stock	Purchase	3,900	$3.61
08/12/2008	Common Stock	Purchase	400	$3.62
08/12/2008	Common Stock	Purchase	300	$3.64
08/12/2008	Common Stock	Purchase	200	$3.65
08/12/2008	Common Stock	Purchase	500	$3.67
08/12/2008	Common Stock	Purchase	300	$3.68
08/12/2008	Common Stock	Purchase	2,400	$3.69
08/12/2008	Common Stock	Purchase	7,500	$3.70
08/12/2008	Common Stock	Purchase	1,500	$3.71
08/12/2008	Common Stock	Purchase	3,500	$3.72
08/12/2008	Common Stock	Purchase	1,200	$3.73
08/12/2008	Common Stock	Purchase	900	$3.74
08/12/2008	Common Stock	Purchase	900	$3.75
08/12/2008	Common Stock	Purchase	300	$3.77
08/12/2008	Common Stock	Purchase	10,100	$3.79
08/12/2008	Common Stock	Purchase	26,800	$3.82
08/12/2008	Common Stock	Purchase	2,800	$3.84
08/12/2008	Common Stock	Purchase	400	$3.85
06/13/2008	Common Stock	Purchase	4,217	$5.25
06/13/2008	Common Stock	Purchase	3,600	$5.26
06/13/2008	Common Stock	Purchase	700	$5.27
06/13/2008	Common Stock	Purchase	12,700	$5.28
06/13/2008	Common Stock	Purchase	11,800	$5.29
06/13/2008	Common Stock	Purchase	10,800	$5.30
06/13/2008	Common Stock	Purchase	600	$5.31
05/22/2008	Common Stock	Purchase	1,200	$5.06
05/22/2008	Common Stock	Purchase	300	$5.07
05/22/2008	Common Stock	Purchase	400	$5.08
05/22/2008	Common Stock	Purchase	4,200	$5.09
05/22/2008	Common Stock	Purchase	5,900	$5.10
05/22/2008	Common Stock	Purchase	400	$5.12
05/22/2008	Common Stock	Purchase	1,700	$5.13
05/22/2008	Common Stock	Purchase	400	$5.14
05/22/2008	Common Stock	Purchase	200	$5.15
05/21/2008	Common Stock	Purchase	200	$5.20
05/21/2008	Common Stock	Purchase	100	$5.21
05/21/2008	Common Stock	Purchase	2,000	$5.22
05/21/2008	Common Stock	Purchase	13,400	$5.23
05/21/2008	Common Stock	Purchase	6,800	$5.24

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

05/21/2008	Common Stock	Purchase	27,500	$5.25
05/20/2008	Common Stock	Purchase	600	$5.14
05/20/2008	Common Stock	Purchase	200	$5.15
05/20/2008	Common Stock	Purchase	300	$5.19
05/20/2008	Common Stock	Purchase	1,900	$5.20
05/20/2008	Common Stock	Purchase	500	$5.22
05/20/2008	Common Stock	Purchase	1,400	$5.24
05/20/2008	Common Stock	Purchase	32,800	$5.25
05/16/2008	Common Stock	Purchase	200	$5.16
05/16/2008	Common Stock	Purchase	400	$5.17
05/16/2008	Common Stock	Purchase	600	$5.18
05/16/2008	Common Stock	Purchase	1,300	$5.19
05/16/2008	Common Stock	Purchase	2,800	$5.20
05/16/2008	Common Stock	Purchase	700	$5.21
05/16/2008	Common Stock	Purchase	2,500	$5.22
05/16/2008	Common Stock	Purchase	29,200	$5.23
05/16/2008	Common Stock	Purchase	10,400	$5.24
05/16/2008	Common Stock	Purchase	51,900	$5.25
05/12/2008	Common Stock	Purchase	103,400	$5.35
03/07/2008	Common Stock	Purchase	400	$6.36
03/07/2008	Common Stock	Purchase	100	$6.37
03/07/2008	Common Stock	Purchase	600	$6.38
03/07/2008	Common Stock	Purchase	2,800	$6.39
03/07/2008	Common Stock	Purchase	8,600	$6.40
03/07/2008	Common Stock	Purchase	8,900	$6.41
03/07/2008	Common Stock	Purchase	9,800	$6.42
03/07/2008	Common Stock	Purchase	33,300	$6.43
03/07/2008	Common Stock	Purchase	31,100	$6.44
03/07/2008	Common Stock	Purchase	51,000	$6.45
03/07/2008	Common Stock	Purchase	6,700	$6.46
03/07/2008	Common Stock	Purchase	13,300	$6.47
03/07/2008	Common Stock	Purchase	14,200	$6.48
03/07/2008	Common Stock	Purchase	17,698	$6.49
03/07/2008	Common Stock	Purchase	79,602	$6.50
03/07/2008	Common Stock	Purchase	1,400	$6.51
03/07/2008	Common Stock	Purchase	1,900	$6.52
03/07/2008	Common Stock	Purchase	500	$6.53
03/07/2008	Common Stock	Purchase	700	$6.56
03/07/2008	Common Stock	Purchase	400	$6.57
03/07/2008	Common Stock	Purchase	100	$6.58
03/07/2008	Common Stock	Purchase	400	$6.60
03/07/2008	Common Stock	Purchase	500	$6.61
03/07/2008	Common Stock	Purchase	500	$6.64

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

03/07/2008	Common Stock	Purchase	1,100	$6.65
03/07/2008	Common Stock	Purchase	400	$6.66
03/07/2008	Common Stock	Purchase	600	$6.67
03/07/2008	Common Stock	Purchase	300	$6.68
03/07/2008	Common Stock	Purchase	2,300	$6.70
03/07/2008	Common Stock	Purchase	800	$6.71
03/07/2008	Common Stock	Purchase	5,300	$6.72
03/07/2008	Common Stock	Purchase	8,400	$6.73
03/07/2008	Common Stock	Purchase	3,000	$6.74
03/07/2008	Common Stock	Purchase	85,300	$6.75
03/06/2008	Common Stock	Purchase	200	$6.27
03/06/2008	Common Stock	Purchase	400	$6.28
03/06/2008	Common Stock	Purchase	800	$6.29
03/06/2008	Common Stock	Purchase	54,200	$6.30
03/06/2008	Common Stock	Purchase	1,100	$6.31
03/06/2008	Common Stock	Purchase	83,900	$6.32
03/06/2008	Common Stock	Purchase	50,800	$6.33
03/06/2008	Common Stock	Purchase	1,500	$6.34
03/06/2008	Common Stock	Purchase	2,200	$6.35
03/06/2008	Common Stock	Purchase	4,800	$6.36
03/06/2008	Common Stock	Purchase	54,900	$6.37
03/06/2008	Common Stock	Purchase	7,700	$6.38
03/06/2008	Common Stock	Purchase	6,400	$6.39
03/06/2008	Common Stock	Purchase	14,400	$6.40
03/06/2008	Common Stock	Purchase	9,400	$6.41
03/06/2008	Common Stock	Purchase	5,600	$6.42
03/06/2008	Common Stock	Purchase	7,600	$6.43
03/06/2008	Common Stock	Purchase	11,000	$6.44
03/06/2008	Common Stock	Purchase	50,500	$6.45
03/06/2008	Common Stock	Purchase	5,300	$6.46
03/06/2008	Common Stock	Purchase	7,000	$6.47
03/06/2008	Common Stock	Purchase	23,400	$6.48
03/06/2008	Common Stock	Purchase	31,600	$6.49
03/06/2008	Common Stock	Purchase	158,500	$6.50
03/05/2008	Common Stock	Purchase	300	$6.27
03/05/2008	Common Stock	Purchase	3,800	$6.28
03/05/2008	Common Stock	Purchase	3,400	$6.29
03/05/2008	Common Stock	Purchase	22,100	$6.30
03/05/2008	Common Stock	Purchase	19,700	$6.31
03/05/2008	Common Stock	Purchase	4,300	$6.32
03/05/2008	Common Stock	Purchase	41,400	$6.33
03/05/2008	Common Stock	Purchase	3,900	$6.34
03/05/2008	Common Stock	Purchase	500	$6.35

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

03/05/2008	Common Stock	Purchase	1,000	$6.36
03/05/2008	Common Stock	Purchase	600	$6.37
03/05/2008	Common Stock	Purchase	1,600	$6.38
03/05/2008	Common Stock	Purchase	3,200	$6.39
03/05/2008	Common Stock	Purchase	2,600	$6.40
03/05/2008	Common Stock	Purchase	800	$6.41
03/05/2008	Common Stock	Purchase	1,700	$6.42
03/05/2008	Common Stock	Purchase	2,100	$6.43
03/05/2008	Common Stock	Purchase	4,800	$6.44
03/05/2008	Common Stock	Purchase	8,900	$6.45
03/05/2008	Common Stock	Purchase	4,100	$6.46
03/05/2008	Common Stock	Purchase	6,800	$6.47
03/05/2008	Common Stock	Purchase	6,300	$6.48
03/05/2008	Common Stock	Purchase	6,500	$6.49
03/05/2008	Common Stock	Purchase	68,200	$6.50
03/04/2008	Common Stock	Purchase	900	$6.40
03/04/2008	Common Stock	Purchase	300	$6.42
03/04/2008	Common Stock	Purchase	5,100	$6.45
03/04/2008	Common Stock	Purchase	600	$6.46
03/04/2008	Common Stock	Purchase	8,000	$6.47
03/04/2008	Common Stock	Purchase	12,700	$6.48
03/04/2008	Common Stock	Purchase	12,300	$6.49
03/04/2008	Common Stock	Purchase	102,700	$6.50
03/03/2008	Common Stock	Purchase	900	$6.15
03/03/2008	Common Stock	Purchase	200	$6.16
03/03/2008	Common Stock	Purchase	1,100	$6.17
03/03/2008	Common Stock	Purchase	1,500	$6.18
03/03/2008	Common Stock	Purchase	4,700	$6.20
03/03/2008	Common Stock	Purchase	400	$6.22
03/03/2008	Common Stock	Purchase	300	$6.24
03/03/2008	Common Stock	Purchase	1,800	$6.25
03/03/2008	Common Stock	Purchase	4,000	$6.26
03/03/2008	Common Stock	Purchase	3,000	$6.27
03/03/2008	Common Stock	Purchase	3,000	$6.28
03/03/2008	Common Stock	Purchase	3,300	$6.29
03/03/2008	Common Stock	Purchase	7,100	$6.30
03/03/2008	Common Stock	Purchase	100	$6.31
03/03/2008	Common Stock	Purchase	900	$6.32
03/03/2008	Common Stock	Purchase	400	$6.33
03/03/2008	Common Stock	Purchase	500	$6.34
03/03/2008	Common Stock	Purchase	1,200	$6.35
03/03/2008	Common Stock	Purchase	200	$6.36
03/03/2008	Common Stock	Purchase	300	$6.37

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

03/03/2008	Common Stock	Purchase	500	$6.38
03/03/2008	Common Stock	Purchase	100	$6.39
03/03/2008	Common Stock	Purchase	1,300	$6.40
03/03/2008	Common Stock	Purchase	1,100	$6.42
03/03/2008	Common Stock	Purchase	500	$6.43
03/03/2008	Common Stock	Purchase	900	$6.44
03/03/2008	Common Stock	Purchase	5,700	$6.45
03/03/2008	Common Stock	Purchase	1,500	$6.46
03/03/2008	Common Stock	Purchase	4,200	$6.47
03/03/2008	Common Stock	Purchase	12,600	$6.48
03/03/2008	Common Stock	Purchase	7,400	$6.49
03/03/2008	Common Stock	Purchase	18,900	$6.50
03/03/2008	Common Stock	Purchase	1,900	$6.59
03/03/2008	Common Stock	Purchase	17,800	$6.60
03/03/2008	Common Stock	Purchase	2,100	$6.61
03/03/2008	Common Stock	Purchase	200	$6.62
03/03/2008	Common Stock	Purchase	400	$6.63
03/03/2008	Common Stock	Purchase	600	$6.65
03/03/2008	Common Stock	Purchase	500	$6.67
03/03/2008	Common Stock	Purchase	1,500	$6.68
03/03/2008	Common Stock	Purchase	200	$6.70
03/03/2008	Common Stock	Purchase	1,200	$6.71
03/03/2008	Common Stock	Purchase	1,100	$6.72
03/03/2008	Common Stock	Purchase	1,900	$6.73
03/03/2008	Common Stock	Purchase	1,400	$6.74
03/03/2008	Common Stock	Purchase	11,600	$6.75
02/29/2008	Common Stock	Purchase	200	$6.46
02/29/2008	Common Stock	Purchase	2,800	$6.48
02/29/2008	Common Stock	Purchase	6,000	$6.49
02/29/2008	Common Stock	Purchase	116,300	$6.50
02/28/2008	Common Stock	Purchase	10,400	$6.50
02/25/2008	Common Stock	Purchase	200	$6.24
02/25/2008	Common Stock	Purchase	15,400	$6.25
02/25/2008	Common Stock	Purchase	100	$6.28
02/25/2008	Common Stock	Purchase	900	$6.29
02/25/2008	Common Stock	Purchase	400	$6.30
02/25/2008	Common Stock	Purchase	100	$6.31
02/25/2008	Common Stock	Purchase	1,400	$6.32
02/25/2008	Common Stock	Purchase	600	$6.33
02/25/2008	Common Stock	Purchase	6,400	$6.34
02/25/2008	Common Stock	Purchase	14,600	$6.35
02/25/2008	Common Stock	Purchase	1,600	$6.36
02/25/2008	Common Stock	Purchase	1,200	$6.37

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

02/25/2008	Common Stock	Purchase	2,200	$6.38
02/25/2008	Common Stock	Purchase	1,800	$6.39
02/25/2008	Common Stock	Purchase	2,600	$6.40
02/25/2008	Common Stock	Purchase	900	$6.42
02/25/2008	Common Stock	Purchase	200	$6.43
02/25/2008	Common Stock	Purchase	4,400	$6.44
02/25/2008	Common Stock	Purchase	5,700	$6.45
02/25/2008	Common Stock	Purchase	4,000	$6.46
02/25/2008	Common Stock	Purchase	1,500	$6.47
02/25/2008	Common Stock	Purchase	9,900	$6.48
02/25/2008	Common Stock	Purchase	16,500	$6.49
02/25/2008	Common Stock	Purchase	84,300	$6.50
02/22/2008	Common Stock	Purchase	500	$6.16
02/22/2008	Common Stock	Purchase	1,000	$6.17
02/22/2008	Common Stock	Purchase	500	$6.18
02/22/2008	Common Stock	Purchase	1,700	$6.19
02/22/2008	Common Stock	Purchase	3,800	$6.20
02/22/2008	Common Stock	Purchase	4,400	$6.21
02/22/2008	Common Stock	Purchase	3,700	$6.22
02/22/2008	Common Stock	Purchase	2,200	$6.23
02/22/2008	Common Stock	Purchase	5,300	$6.24
02/22/2008	Common Stock	Purchase	32,000	$6.25
02/22/2008	Common Stock	Purchase	100	$6.26
02/22/2008	Common Stock	Purchase	1,300	$6.27
02/22/2008	Common Stock	Purchase	1,400	$6.28
02/22/2008	Common Stock	Purchase	2,000	$6.29
02/22/2008	Common Stock	Purchase	2,700	$6.30
02/22/2008	Common Stock	Purchase	10,200	$6.31
02/22/2008	Common Stock	Purchase	3,300	$6.32
02/22/2008	Common Stock	Purchase	1,800	$6.33
02/22/2008	Common Stock	Purchase	1,100	$6.34
02/22/2008	Common Stock	Purchase	8,900	$6.35
02/22/2008	Common Stock	Purchase	400	$6.36
02/22/2008	Common Stock	Purchase	100	$6.37
02/22/2008	Common Stock	Purchase	700	$6.38
02/22/2008	Common Stock	Purchase	800	$6.39
02/22/2008	Common Stock	Purchase	2,600	$6.40
02/22/2008	Common Stock	Purchase	700	$6.41
02/22/2008	Common Stock	Purchase	2,400	$6.42
02/22/2008	Common Stock	Purchase	400	$6.43
02/22/2008	Common Stock	Purchase	600	$6.44
02/22/2008	Common Stock	Purchase	2,100	$6.45
02/22/2008	Common Stock	Purchase	300	$6.46

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

02/22/2008	Common Stock	Purchase	5,900	$6.47
02/22/2008	Common Stock	Purchase	4,200	$6.48
02/22/2008	Common Stock	Purchase	3,500	$6.49
02/22/2008	Common Stock	Purchase	40,700	$6.50
12/12/2007	Common Stock	Purchase	4,900	$6.36
12/12/2007	Common Stock	Purchase	15,000	$6.37
12/12/2007	Common Stock	Purchase	15,100	$6.38
12/12/2007	Common Stock	Purchase	56,600	$6.40
12/12/2007	Common Stock	Purchase	7,300	$6.46
12/12/2007	Common Stock	Purchase	1,100	$6.50
09/14/2007	Common Stock	Purchase	100	$9.20
09/14/2007	Common Stock	Purchase	1,700	$9.21
09/14/2007	Common Stock	Purchase	600	$9.22
09/14/2007	Common Stock	Purchase	800	$9.23
09/14/2007	Common Stock	Purchase	500	$9.24
09/14/2007	Common Stock	Purchase	5,200	$9.25
09/14/2007	Common Stock	Purchase	1,300	$9.26
09/14/2007	Common Stock	Purchase	6,200	$9.27
09/14/2007	Common Stock	Purchase	1,500	$9.28
09/14/2007	Common Stock	Purchase	3,100	$9.29
09/14/2007	Common Stock	Purchase	9,200	$9.30
09/14/2007	Common Stock	Purchase	1,700	$9.31
09/14/2007	Common Stock	Purchase	3,200	$9.32
09/14/2007	Common Stock	Purchase	400	$9.33
09/14/2007	Common Stock	Purchase	3,600	$9.34
09/14/2007	Common Stock	Purchase	7,200	$9.35
09/14/2007	Common Stock	Purchase	7,600	$9.36
09/14/2007	Common Stock	Purchase	400	$9.37
09/14/2007	Common Stock	Purchase	9,700	$9.38
09/14/2007	Common Stock	Purchase	1,700	$9.39
09/14/2007	Common Stock	Purchase	600	$9.40
09/14/2007	Common Stock	Purchase	1,200	$9.41
09/14/2007	Common Stock	Purchase	1,400	$9.42
09/14/2007	Common Stock	Purchase	1,900	$9.43
09/14/2007	Common Stock	Purchase	2,000	$9.44
09/14/2007	Common Stock	Purchase	3,500	$9.45
09/14/2007	Common Stock	Purchase	400	$9.48
09/14/2007	Common Stock	Purchase	1,000	$9.49
09/14/2007	Common Stock	Purchase	16,800	$9.50
09/14/2007	Common Stock	Purchase	5,500	$9.51
09/14/2007	Common Stock	Purchase	200	$9.52
09/14/2007	Common Stock	Purchase	1,200	$9.55
09/14/2007	Common Stock	Purchase	500	$9.56

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

09/14/2007	Common Stock	Purchase	900	$9.57
09/14/2007	Common Stock	Purchase	1,000	$9.59
09/14/2007	Common Stock	Purchase	1,000	$9.60
09/14/2007	Common Stock	Purchase	8,200	$9.61
09/14/2007	Common Stock	Purchase	1,300	$9.62
09/14/2007	Common Stock	Purchase	1,100	$9.65
09/14/2007	Common Stock	Purchase	500	$9.66
09/14/2007	Common Stock	Purchase	200	$9.67
09/14/2007	Common Stock	Purchase	100	$9.68
09/14/2007	Common Stock	Purchase	600	$9.69
09/14/2007	Common Stock	Purchase	2,600	$9.70
09/14/2007	Common Stock	Purchase	8,100	$9.71
09/14/2007	Common Stock	Purchase	1,200	$9.73
09/14/2007	Common Stock	Purchase	4,600	$9.74
09/14/2007	Common Stock	Purchase	6,300	$9.75
09/14/2007	Common Stock	Purchase	100	$9.76
09/14/2007	Common Stock	Purchase	1,900	$9.77
09/14/2007	Common Stock	Purchase	3,100	$9.78
09/14/2007	Common Stock	Purchase	3,700	$9.79
09/14/2007	Common Stock	Purchase	1,100	$9.80
09/14/2007	Common Stock	Purchase	8,100	$9.81
09/14/2007	Common Stock	Purchase	900	$9.82
09/14/2007	Common Stock	Purchase	1,500	$9.83
09/13/2007	Common Stock	Purchase	100	$9.23
09/13/2007	Common Stock	Purchase	100	$9.24
09/13/2007	Common Stock	Purchase	300	$9.26
09/13/2007	Common Stock	Purchase	500	$9.27
09/13/2007	Common Stock	Purchase	900	$9.28
09/13/2007	Common Stock	Purchase	1,200	$9.30
09/13/2007	Common Stock	Purchase	600	$9.31
09/13/2007	Common Stock	Purchase	500	$9.32
09/13/2007	Common Stock	Purchase	700	$9.33
09/13/2007	Common Stock	Purchase	400	$9.34
09/13/2007	Common Stock	Purchase	3,000	$9.35
09/13/2007	Common Stock	Purchase	700	$9.37
09/13/2007	Common Stock	Purchase	1,200	$9.38
09/13/2007	Common Stock	Purchase	1,400	$9.39
09/13/2007	Common Stock	Purchase	2,800	$9.40
09/13/2007	Common Stock	Purchase	100	$9.41
09/13/2007	Common Stock	Purchase	3,000	$9.42
09/13/2007	Common Stock	Purchase	1,000	$9.43
09/13/2007	Common Stock	Purchase	600	$9.44
09/13/2007	Common Stock	Purchase	1,400	$9.45

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

09/13/2007	Common Stock	Purchase	1,100	$9.46
09/13/2007	Common Stock	Purchase	2,600	$9.47
09/13/2007	Common Stock	Purchase	10,900	$9.48
09/13/2007	Common Stock	Purchase	2,400	$9.49
09/13/2007	Common Stock	Purchase	2,500	$9.50
09/12/2007	Common Stock	Purchase	100	$8.66
09/12/2007	Common Stock	Purchase	1,800	$8.70
09/12/2007	Common Stock	Purchase	400	$8.73
09/12/2007	Common Stock	Purchase	3,300	$8.74
09/12/2007	Common Stock	Purchase	9,300	$8.75
09/12/2007	Common Stock	Purchase	400	$8.81
09/12/2007	Common Stock	Purchase	700	$8.82
09/12/2007	Common Stock	Purchase	500	$8.83
09/12/2007	Common Stock	Purchase	100	$8.84
09/12/2007	Common Stock	Purchase	1,400	$8.85
09/12/2007	Common Stock	Purchase	400	$8.86
09/12/2007	Common Stock	Purchase	300	$8.87
09/12/2007	Common Stock	Purchase	200	$8.89
09/12/2007	Common Stock	Purchase	1,100	$8.90
09/12/2007	Common Stock	Purchase	100	$8.93
09/12/2007	Common Stock	Purchase	7,800	$8.94
09/12/2007	Common Stock	Purchase	1,400	$8.95
09/12/2007	Common Stock	Purchase	100	$8.96
09/12/2007	Common Stock	Purchase	600	$8.97
09/12/2007	Common Stock	Purchase	100	$8.98
09/12/2007	Common Stock	Purchase	800	$8.99
09/12/2007	Common Stock	Purchase	7,300	$9.00
09/12/2007	Common Stock	Purchase	1,800	$9.03
09/11/2007	Common Stock	Purchase	300	$8.48
09/11/2007	Common Stock	Purchase	400	$8.49
09/11/2007	Common Stock	Purchase	1,400	$8.50
09/11/2007	Common Stock	Purchase	200	$8.51
09/11/2007	Common Stock	Purchase	200	$8.52
09/11/2007	Common Stock	Purchase	1,000	$8.53
09/11/2007	Common Stock	Purchase	700	$8.55
09/11/2007	Common Stock	Purchase	500	$8.56
09/11/2007	Common Stock	Purchase	700	$8.57
09/11/2007	Common Stock	Purchase	500	$8.59
09/11/2007	Common Stock	Purchase	200	$8.60
09/11/2007	Common Stock	Purchase	2,900	$8.61
09/11/2007	Common Stock	Purchase	100	$8.62
09/11/2007	Common Stock	Purchase	1,300	$8.63
09/11/2007	Common Stock	Purchase	2,800	$8.64

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

09/11/2007	Common Stock	Purchase	400	$8.66
09/11/2007	Common Stock	Purchase	1,400	$8.67
09/11/2007	Common Stock	Purchase	200	$8.68
09/11/2007	Common Stock	Purchase	300	$8.70
09/11/2007	Common Stock	Purchase	400	$8.72
09/11/2007	Common Stock	Purchase	400	$8.74
09/11/2007	Common Stock	Purchase	1,500	$8.75
09/11/2007	Common Stock	Purchase	300	$8.77
09/11/2007	Common Stock	Purchase	300	$8.79
09/11/2007	Common Stock	Purchase	1,600	$8.83
09/06/2007	Common Stock	Purchase	500	$8.88
09/06/2007	Common Stock	Purchase	800	$8.90
09/06/2007	Common Stock	Purchase	3,000	$8.91
09/06/2007	Common Stock	Purchase	400	$8.92
09/06/2007	Common Stock	Purchase	3,300	$8.93
09/06/2007	Common Stock	Purchase	4,900	$8.94
09/06/2007	Common Stock	Purchase	2,400	$8.95
09/06/2007	Common Stock	Purchase	3,300	$8.96
09/06/2007	Common Stock	Purchase	200	$8.97
09/06/2007	Common Stock	Purchase	1,000	$8.98
09/06/2007	Common Stock	Purchase	200	$8.99
09/04/2007	Common Stock	Purchase	600	$8.92
09/04/2007	Common Stock	Purchase	200	$8.93
09/04/2007	Common Stock	Purchase	100	$8.94
09/04/2007	Common Stock	Purchase	4,800	$8.95
09/04/2007	Common Stock	Purchase	200	$8.96
09/04/2007	Common Stock	Purchase	2,900	$8.97
09/04/2007	Common Stock	Purchase	3,700	$8.98
09/04/2007	Common Stock	Purchase	300	$8.99
09/04/2007	Common Stock	Purchase	700	$9.00
09/04/2007	Common Stock	Purchase	600	$9.01
09/04/2007	Common Stock	Purchase	1,200	$9.02
09/04/2007	Common Stock	Purchase	300	$9.04
09/04/2007	Common Stock	Purchase	4,400	$9.05
08/30/2007	Common Stock	Purchase	700	$8.28
08/30/2007	Common Stock	Purchase	1,300	$8.29
08/30/2007	Common Stock	Purchase	14,000	$8.30
08/30/2007	Common Stock	Purchase	100	$8.31
08/30/2007	Common Stock	Purchase	200	$8.32
08/30/2007	Common Stock	Purchase	3,700	$8.33
08/29/2007	Common Stock	Purchase	1,000	$7.98
08/29/2007	Common Stock	Purchase	400	$7.99
08/29/2007	Common Stock	Purchase	1,100	$8.00

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

08/29/2007	Common Stock	Purchase	2,100	$8.01
08/29/2007	Common Stock	Purchase	2,000	$8.02
08/29/2007	Common Stock	Purchase	2,100	$8.03
08/29/2007	Common Stock	Purchase	4,900	$8.04
08/29/2007	Common Stock	Purchase	2,100	$8.05
08/29/2007	Common Stock	Purchase	3,400	$8.06
08/29/2007	Common Stock	Purchase	3,200	$8.07
08/29/2007	Common Stock	Purchase	2,700	$8.08
08/29/2007	Common Stock	Purchase	800	$8.09
08/29/2007	Common Stock	Purchase	2,600	$8.10
08/29/2007	Common Stock	Purchase	600	$8.11
08/29/2007	Common Stock	Purchase	1,000	$8.14
08/28/2007	Common Stock	Purchase	100	$7.86
08/28/2007	Common Stock	Purchase	300	$7.87
08/28/2007	Common Stock	Purchase	2,100	$7.89
08/28/2007	Common Stock	Purchase	200	$7.90
08/28/2007	Common Stock	Purchase	2,000	$7.92
08/28/2007	Common Stock	Purchase	1,200	$7.94
08/28/2007	Common Stock	Purchase	600	$7.95
08/28/2007	Common Stock	Purchase	300	$7.97
08/28/2007	Common Stock	Purchase	100	$7.99
08/28/2007	Common Stock	Purchase	400	$8.01
08/28/2007	Common Stock	Purchase	200	$8.02
08/28/2007	Common Stock	Purchase	2,100	$8.03
08/28/2007	Common Stock	Purchase	2,500	$8.04
08/28/2007	Common Stock	Purchase	100	$8.05
08/28/2007	Common Stock	Purchase	1,400	$8.06
08/28/2007	Common Stock	Purchase	100	$8.07
08/28/2007	Common Stock	Purchase	4,000	$8.08
08/28/2007	Common Stock	Purchase	2,300	$8.10
08/27/2007	Common Stock	Purchase	200	$8.22
08/27/2007	Common Stock	Purchase	1,300	$8.24
08/27/2007	Common Stock	Purchase	2,200	$8.25
08/27/2007	Common Stock	Purchase	800	$8.28
08/27/2007	Common Stock	Purchase	300	$8.31
08/27/2007	Common Stock	Purchase	600	$8.33
08/27/2007	Common Stock	Purchase	700	$8.34
08/27/2007	Common Stock	Purchase	4,200	$8.35
08/27/2007	Common Stock	Purchase	4,700	$8.37
08/27/2007	Common Stock	Purchase	100	$8.38
08/27/2007	Common Stock	Purchase	4,900	$8.40
08/24/2007	Common Stock	Purchase	100	$8.00
08/24/2007	Common Stock	Purchase	100	$8.01

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

08/24/2007	Common Stock	Purchase	300	$8.03
08/24/2007	Common Stock	Purchase	800	$8.05
08/24/2007	Common Stock	Purchase	1,800	$8.06
08/24/2007	Common Stock	Purchase	600	$8.07
08/24/2007	Common Stock	Purchase	3,300	$8.08
08/24/2007	Common Stock	Purchase	100	$8.09
08/24/2007	Common Stock	Purchase	5,400	$8.10
08/24/2007	Common Stock	Purchase	200	$8.12
08/24/2007	Common Stock	Purchase	200	$8.13
08/24/2007	Common Stock	Purchase	1,400	$8.14
08/24/2007	Common Stock	Purchase	3,600	$8.15
08/24/2007	Common Stock	Purchase	200	$8.18
08/24/2007	Common Stock	Purchase	1,900	$8.20
08/23/2007	Common Stock	Purchase	500	$8.04
08/23/2007	Common Stock	Purchase	400	$8.05
08/23/2007	Common Stock	Purchase	400	$8.09
08/23/2007	Common Stock	Purchase	3,400	$8.10
08/23/2007	Common Stock	Purchase	500	$8.12
08/23/2007	Common Stock	Purchase	1,600	$8.13
08/23/2007	Common Stock	Purchase	3,900	$8.14
08/23/2007	Common Stock	Purchase	14,300	$8.15
08/21/2007	Common Stock	Purchase	100	$7.72
08/21/2007	Common Stock	Purchase	100	$7.73
08/21/2007	Common Stock	Purchase	2,100	$7.74
08/21/2007	Common Stock	Purchase	2,400	$7.75
08/21/2007	Common Stock	Purchase	100	$7.77
08/21/2007	Common Stock	Purchase	100	$7.78
08/21/2007	Common Stock	Purchase	200	$7.79
08/21/2007	Common Stock	Purchase	8,100	$7.80
08/21/2007	Common Stock	Purchase	100	$7.81
08/21/2007	Common Stock	Purchase	500	$7.82
08/21/2007	Common Stock	Purchase	200	$7.83
08/21/2007	Common Stock	Purchase	6,800	$7.85
08/21/2007	Common Stock	Purchase	2,400	$7.86
08/21/2007	Common Stock	Purchase	2,200	$7.87
08/21/2007	Common Stock	Purchase	2,200	$7.88
08/21/2007	Common Stock	Purchase	3,100	$7.89
08/21/2007	Common Stock	Purchase	1,000	$7.90
08/21/2007	Common Stock	Purchase	7,400	$7.91
08/21/2007	Common Stock	Purchase	600	$7.92
08/21/2007	Common Stock	Purchase	800	$7.93
08/21/2007	Common Stock	Purchase	12,700	$7.94
08/21/2007	Common Stock	Purchase	30,600	$7.95

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

08/21/2007	Common Stock	Purchase	200	$7.97
08/21/2007	Common Stock	Purchase	7,900	$8.00
08/21/2007	Common Stock	Purchase	3,100	$8.01
08/21/2007	Common Stock	Purchase	100	$8.09
08/21/2007	Common Stock	Purchase	4,800	$8.10
08/21/2007	Common Stock	Purchase	100	$8.11

Mr. Robert J. McLaughlin is the President of The Sutter Group which is a management consulting company that focuses on enhancing stockholder value. Mr. McLaughlin beneficially owns, directly or indirectly, 131,804 shares of common stock. Beneficially owned shares include 72,241 shares of common stock held directly by Mr. McLaughlin and 65,560 shares of common stock held directly by: (i) Katherine McLaughlin’s IRA (Mr. McLaughlin’s wife’s IRA of which Mr. McLaughlin disclaims beneficial ownership); (ii) Robert J. & Katherine McLaughlin Trust; and (iii) Louise H. McLaughlin Trust. Beneficially owned shares do not include 2,999 shares of restricted stock that vest on the first business day following December 10, 2009 or 2,998 shares of restricted stock that vest on the first business day following December 10, 2010, which were granted to Mr. McLaughlin on December 10, 2007 pursuant to the Company’s 2006 Omnibus Equity Plan.

Mr. McLaughlin’s transactions in securities of the Company during the past two years are as follows:

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

08/11/2008	Common Stock	Purchase	9,250	$3.48
08/07/2008	Common Stock	Purchase	100	$3.26
08/07/2008	Common Stock	Purchase	2,900	$3.28
08/07/2008	Common Stock	Purchase	3,483	$3.29
08/07/2008	Common Stock	Purchase	517	$3.30
08/07/2008	Common Stock	Purchase	3,000	$3.32
08/07/2008	Common Stock	Purchase	2,000	$3.38
12/07/2007	Common Stock	Purchase	6,125	$6.51
12/07/2007	Common Stock	Purchase	950	$6.53
12/07/2007	Common Stock	Purchase	1,525	$6.55
12/07/2007	Common Stock	Purchase	185	$6.56
08/23/2007	Common Stock	Purchase	675	$8.09
08/23/2007	Common Stock	Purchase	2,250	$8.11
08/23/2007	Common Stock	Purchase	3,000	$8.15
08/23/2007	Common Stock	Purchase	2,000	$8.17
08/21/2007	Common Stock	Purchase	2,500	$7.92
08/21/2007	Common Stock	Purchase	1,500	$8.01
08/21/2007	Common Stock	Purchase	3,000	$8.06
08/22/2007	Common Stock	Purchase	500	$8.12
08/22/2007	Common Stock	Purchase	1,500	$8.19
08/22/2007	Common Stock	Purchase	2,000	$8.22
08/22/2007	Common Stock	Purchase	1,600	$8.20

Mr. Devin I. Murphy is a Managing Partner of Coventry Real Estate Advisors, LLC which is a real estate private equity firm which sponseres opportunistic institutional investment funds that acquire and develop retail and mixed used properties. Coventry Real Estate Advisors, LLC is located at 1 East 52nd Street, New York, New York 10022. Mr. Murphy beneficially owns 10,000 shares of common stock. These shares do not include 19,481 shares of restricted stock of the Company granted to him pursuant to the 2006 Omnibus Equity Plan which will vest on each first business day following July 10, 2008, 2010 and 2011.

Mr. Murphy’s transactions in securities of the Company during the past two years are as follows:

			Amount
			Purchased or
Date	Type of Security	Purchase/Sale	Sold	Price

08/07/2008	Common Stock	Purchase	300	$3.34
08/07/2008	Common Stock	Purchase	1,200	$3.35
08/07/2008	Common Stock	Purchase	600	$3.36
08/07/2008	Common Stock	Purchase	1,900	$3.37
08/07/2008	Common Stock	Purchase	1,200	$3.38
08/07/2008	Common Stock	Purchase	1,900	$3.39
08/07/2008	Common Stock	Purchase	2,900	$3.40

Mr. D. Fleet Wallace is a principal and co-founder of McCann Realty Advisors, Inc. an apartment investment company focusing on garden apartment properties in the Southeast and Texas, which is located at 2520-B Gaskins Road, Richmond, Virginia 23238-1482. Mr. Wallace beneficially owns 22,799 shares of common stock. Beneficially owned shares include 19,800 shares of common stock Mr. Wallace received in exchange for 22,500 shares of NNN common stock and restricted common stock in connection with the Merger. Beneficially owned shares do not include 2,999 shares of restricted stock that vest on the first business day following December 10, 2009 or 2,998 shares of restricted stock that vest on the first business day following December 10, 2010, which were granted to Mr. Wallace on December 10, 2007 pursuant to the Company’s 2006 Omnibus Equity Plan. Mr. Wallace has not purchased or sold any securities of the Company in the past two years.

Mr. Rodger D. Young is a named partner of the law firm of Young & Susser, P.C. which is located at Westview Officer Center, 26200 American Drive, Suite 305, Southfield, Michigan 48034. Mr. Young beneficially owns 31,244 shares of common stock. Beneficially owned shares include 10,000 shares of common stock issuable upon exercise of fully vested stock options. Beneficially owned shares do not include 2,999 shares of restricted stock that vest on the first business day following December 10, 2009 or 2,998 shares of restricted stock that vest on the first business day following December 10, 2010, which were granted to Mr. Young on December 10, 2007 pursuant to the Company’s 2006 Omnibus Equity Plan. Mr. Young has not purchased or sold any securities of the Company in the past two years.

Miscellaneous Information Regarding Participants

Except as disclosed in this Annex A or otherwise in the Proxy Statement, to the knowledge of the Company, neither the Company nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Annual Meeting.

Except as disclosed in this Annex A or otherwise in the Proxy Statement, to the best of our knowledge, none of the participants (i) beneficially owns, directly or indirectly, any shares or other securities of the Company or any of its subsidiaries or (ii) has purchased or sold any of such securities within the past two years.

Except as disclosed in this Annex A or otherwise in the Proxy Statement, to the knowledge of the Company, neither the Company nor any of the participants is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Except as disclosed in this Annex A or otherwise in the Proxy Statement, to the knowledge of the participants, none of their associates beneficially owns, directly or indirectly, any securities of the Company.

Except as disclosed in this Annex A or otherwise in the Proxy Statement, to the knowledge of the Company, neither the Company, the participants nor any of their associates have had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Except as disclosed this Annex A or otherwise in the Proxy Statement, to the best of our knowledge, neither the Company, any of the participants nor any of their associates has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of proxy material, please contact:

105 Madison Avenue
New York, NY 10016

proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885

FORM OF WHITE PROXY CARD
PROXY — GRUBB & ELLIS COMPANY
For the Annual Meeting of Stockholders — December 3, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GRUBB & ELLIS COMPANY
I am a stockholder of Grubb & Ellis Company (“Grubb & Ellis”) and I have received the Notice of the Annual Meeting of Stockholders dated November 10, 2008 and the accompanying Proxy Statement. I appoint Richard W. Pehlke and Andrea R. Biller and each or either of them as Proxy Holders, with full power of substitution, to represent and vote all the shares of common stock which I may be entitled to vote at the Annual Meeting of Stockholders to be held at The Four Seasons Hotel, 2800 Pennsylvania Avenue, N. W., Washington, D.C. 20007 on Wednesday, December 3, 2008 at 8:00 a.m. or at any adjournment, postponement or any special meeting that may be called in lieu thereof, with all powers which I would have if I were personally present at the meeting.
The shares represented by this Proxy will be voted in the way that I direct. If this Proxy is executed but no direction is made, this Proxy will be voted (1) “FOR ALL” WITH RESPECT TO THE ELECTION OF HAROLD H. GREENE, DEVIN I. MURPHY AND D. FLEET WALLACE TO CLASS A OF THE COMPANY’S BOARD OF DIRECTORS, (2) “FOR” THE RATIFICATION OF ERNST & YOUNG, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, (3) “ABSTAIN” FROM THE ADOPTION OF A RESOLUTION TO AMEND THE BYLAWS OF THE COMPANY TO REQUIRE THE COMPANY TO HOLD THE 2008 ANNUAL MEETING ON DECEMBER 3, 2008 AND TO PREVENT THE COMPANY FROM DELAYING SUCH MEETING TO A LATER DATE, (4) “AGAINST” THE ADOPTION OF A RESOLUTION TO AMEND THE BYLAWS OF THE COMPANY TO REQUIRE STOCKHOLDER APPROVAL FOR ADJOURNMENT OF A STOCKHOLDER MEETING AT WHICH A QUORUM IS PRESENT, AND (5) “FOR” GRANTING TO THE PROXY HOLDERS THE DISCRETION TO VOTE ON ALL MATTERS, OTHER THAN THOSE PROPOSALS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT BY THE COMPANY OR MR. THOMPSON, AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT, POSTPONEMENT, OR SPECIAL MEETING THAT MAY BE CALLED IN LIEU THEREOF.
If any of the nominees listed in this Proxy Card becomes unavailable to serve as a director prior to the Annual Meeting, this Proxy will be voted for any substitute nominee(s) designated by the Board of Directors.
I ratify and confirm all that the above Proxy Holders may legally do in relation to this Proxy.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be marked, signed and dated on reverse side.)
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

Call toll free 1-888-693-8683 in the United States or Canada any time on a touch tone telephone. There is NO	Go to the following web site
CHARGE to you for the call.	www.cesvote.com

Follow the simple instructions provided by the recorded message.	Enter the information requested on your computer screen and follow the simple instructions.
If you vote by telephone or the Internet, please DO NOT mail this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Standard Time, on December 2, 2008.
THANK YOU FOR VOTING!

Annual Meeting of Stockholders Proxy Card
Votes must be indicated by an (X) in black or blue ink.
The Board of Directors recommends that you: (1) vote “FOR ALL” with respect to the nominees listed in Proposal 1 below, (2) vote “FOR” Proposal 2 below, (3) “ABSTAIN” from Proposal 3 below, (4) vote “AGAINST” Proposal 4 below, and (5) vote “FOR” granting the Proxy Holders the discretion to vote on all matters, other than those proposals set forth in the accompanying Proxy Statement by the Company or Mr. Thompson, as may properly come before the Annual Meeting on any adjournment, postponement, or special meeting that may be called in lieu thereof. (Please mark each matter with an “X” in the appropriate box.)
         The Board of Directors recommends a vote “FOR ALL” with respect to Proposal 1 below.

1)	Election of Directors:

Nominees: Harold H. Greene, Devin I. Murphy and D. Fleet Wallace

☐ FOR ALL

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ FOR ALL EXCEPT NOMINEE WRITTEN BELOW:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT NOMINEE WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line above. Your shares of common stock will be voted for the remaining nominee(s).

The Board of Directors recommends a vote “FOR” Proposal 2 below.

2)	Ratification of the appointment of Ernst & Young, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that you “ABSTAIN” from voting on Proposal 3 below.

3)	Proposal to be submitted by Mr. Thompson to adopt a resolution to amend the Bylaws to require the Company to hold the 2008 Annual Meeting on December 3, 2008 and to prevent the Company from delaying such meeting to a later date.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “AGAINST” Proposal 4 below.

4)	Proposal to be submitted by Mr. Thompson to adopt a resolution to amend the Bylaws to require stockholder approval for adjournment of a stockholder meeting at which a quorum is present.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “FOR” Proposal 5 below.

5)	Proposal to grant to the Proxy Holders the discretion to vote on all matters, other than those proposals set forth in the accompanying Proxy Statement by the Company or Mr. Thompson, as may properly come before the Annual Meeting, or any adjournment, postponement, or special meeting that may be called in lieu thereof.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Please be sure to sign and date this Proxy.

DATED:

(Signature)

(Signature, if held jointly)

(Title)
Please sign exactly as your name appears on this Proxy. When shares of common stock are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees, partners, and authorized officers of corporations or other companies should indicate their positions when signing.
Your signature on this Proxy is an acknowledgement of the receipt of the Company’s Proxy Statement dated November 10, 2008. Your signature revokes all proxies previously given by you to vote at the 2008 Annual Meeting.
IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY!